As filed with the Securities and Exchange Commission on September 29, 2023
Registration Nos. 333-89822; 811-21114

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
☒
Pre-Effective Amendment No.
☐
Post-Effective Amendment No. 280
☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
☒
Amendment No. 289
☒

ProShares Trust
(Exact name of Registrant as Specified in Trust Instrument)

7272 Wisconsin Avenue, 21st Floor
Bethesda, MD 20814
(Address of Principal Executive Office) (Zip Code)
(240) 497-6400
(Area Code and Telephone Number)

Michael L. Sapir, CEO
ProShare Advisors LLC
7272 Wisconsin Avenue, 21st Floor
Bethesda, MD 20814
(Name and Address of Agent for Service)

with copies to:
John Loder, Esq. c/o Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199-3600	Richard F. Morris ProShare Advisors LLC 7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814
Approximate date of Proposed Public Offering:
It is proposed that this filing will become effective:
☐ immediately upon filing pursuant to paragraph (b)
☐ On [] pursuant to paragraph (b)
☒ 60 days after filing pursuant to paragraph (a)(1)

☐ On pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ On pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS  September 29, 2023

BETH	Bitcoin & Ether Market Cap Weight Strategy ETF

ProShares Bitcoin & Ether Market Cap Weight Strategy ETF is listed on NYSE Arca (“Exchange”).
Neither the Securities and Exchange Commission, the Commodity Futures Trading Commission, nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

PROSHARES TRUSTDistributor: SEI Investments Distribution Co.

TABLE OF CONTENTS
3	Summary Section
4	Bitcoin & Ether Market Cap Weight Strategy ETF
10	Investment Objective, Principal Investment Strategies and Related Risks
23	Management of ProShares Trust
24	Determination of NAV
25	Distributions
25	Dividend Reinvestment Services
25	Taxes
28	Financial Highlights

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Summary Section

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Investment Objective
ProShares Bitcoin & Ether Market Cap Weight Strategy ETF (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of a market-capitalization weighted basket of bitcoin and ether. The Fund currently seeks to achieve this objective primarily through investments in bitcoin and ether futures contracts. The Fund does not invest directly in bitcoin or ether.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses[1]	0.38%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.33%
Fee Waiver/Reimbursement[2]	-0.38%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%
1
“Other Expenses” are estimated. Other Expenses are expected to include 0.38% of interest expense and fees charged by futures commission merchants incurred in the course of implementing the Fund’s strategy.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive Investment Advisory and Management Services Fees to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through October 31, 2024. After such date, the expense limitation may be terminated or revised by ProShare Advisors.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years
97	373
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund seeks to achieve its investment objective primarily through managed exposure to bitcoin and ether futures contracts. In this manner, the Fund seeks to provide investment results that correspond to the performance of a market-capitalization weighted basket of bitcoin and ether.
The Fund does not invest directly in bitcoin or ether. Investors seeking a direct investment in bitcoin or ether should consider an investment other than the Fund.
Each month the Fund will invest its assets in proportion to the market-capitalization of bitcoin and ether. Market-capitalization is determined by multiplying the price of bitcoin or ether by the amount in circulation (i.e., the total amount mined or minted and available for use). Bitcoin and ether futures contracts are replaced or “rolled” each month to the next month’s contract prior to expiration. The Fund’s market-capitalization weighted exposure is reestablished each month in connection with the rolling of bitcoin and ether futures. As of September 15, 2023, the market capitalization weight of bitcoin and ether was 73% and 27%, respectively.
Bitcoin and ether are both digital assets. The ownership and operation of both bitcoin and ether are determined by participants in online, peer-to-peer networks - the Bitcoin Network and the Ethereum Network, respectively. These networks connect computers running open-source software that follows the rules and procedures governing each network’s protocol. The Bitcoin Protocol and Ethereum Protocol are described in detail in the Fund’s Prospectus.
The value of both bitcoin and ether is not backed by any government, corporation, or other identified body. Instead, their values are determined by the supply and demand in markets created to facilitate their trading. Ownership and transaction records for bitcoin and ether are protected through public-key cryptography. The supply of bitcoin and ether is determined by their respective protocols, and no single entity owns or operates either network. They are collectively maintained by decentralized groups of participants who run computer software that records and validates transactions (miners for bitcoin and validators for ether), developers who propose improvements to the protocols and the software that enforces them, and users who choose which version of the software to run. From time to time, developers suggest changes to the software. If a sufficient number of users and participants elect not to adopt the changes, a new digital asset operating on the earlier version of the software may be created, known as a “fork.” The price of the futures contracts in which the

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Fund invests for both bitcoin and ether may reflect the impact of these forks.
While the Fund seeks to invest primarily in crypto futures contracts, the Fund also may invest in other instruments as described below.
•Crypto Futures Contracts – Standardized, cash-settled crypto futures contracts. The Fund seeks to invest in cash-settled, front-month crypto futures. The Fund may also invest in back-month crypto futures contracts. Front-month crypto futures contracts are those contracts with the shortest time to maturity. Back-month crypto futures contracts are those with longer times to maturity.
•Exchange-Traded Funds — In limited circumstances, for example, if the Fund is unable to obtain the desired exposure through crypto futures contracts or in order to facilitate compliance with certain tax requirements, the Fund may invest in shares of other ETFs, which are registered investment companies that are traded on U.S. stock exchanges and provide exposure to crypto futures contracts.
•Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
•Reverse Repurchase Agreements – The Fund seeks to engage in reverse repurchase agreements, a form of borrowing or leverage, and uses the proceeds to help achieve the Fund’s exposure to futures contracts.
In order to maintain its exposure to crypto futures contracts, the Fund must sell its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This is often referred to as “rolling” a futures contract. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Fund will sell the expiring contract at a relatively lower price and buy a longer-dated contract at a relatively higher price.
Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price.
The Fund expects to gain exposure by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by ProShare Advisors. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to invest no more than 25% of the Fund’s total assets in the subsidiary at each quarter end of the Fund’s tax year. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information. References to investments by the Fund should be read to mean investments by either the Fund or the subsidiary.
Please see “Investment Objective, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
•Investment Strategy Risk – The Fund seeks to provide investment results that correspond to the performance of a market-capitalization weighted basket of bitcoin and ether by primarily investing in crypto futures contracts and exchange-traded funds that provide exposure to crypto futures. The Fund does not invest directly in or hold bitcoin or ether. Investors seeking a direct investment in crypto should consider an investment other than the Fund. While the performance of crypto futures contracts, in general, has historically been highly correlated to the performance of spot crypto, there can be no guarantee that this will continue. The performance of the Fund should not be expected to match the performance of spot crypto.
•Crypto Market Volatility Risk – The prices of crypto and crypto futures have historically been highly volatile. The value of the Fund’s investments in crypto futures – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.
Trading prices of crypto and other digital assets have experienced significant volatility in recent periods and may continue to do so. For instance, there were steep increases in the value of certain digital assets, including bitcoin and ether over the course of 2021, and multiple market observers asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022 in digital asset trading prices, including for crypto. These episodes of rapid price appreciation followed by steep drawdowns have occurred multiple times throughout crypto’s history, including in 2011, 2013-2014, and 2017-2018, before repeating again in 2021-2022. Over the course of 2023, crypto prices have continued to exhibit extreme volatility. Such volatility may persist.
Historically, the spot price movements of ether and bitcoin generally have been correlated. The spot prices of ether historically have generally been more volatile than the spot

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prices of bitcoin (i.e., rising more than the spot prices of bitcoin on days that the spot prices of bitcoin rise and falling more than bitcoin on days that the spot prices of bitcoin fall). There is no guarantee that this correlation will continue or that the prices of ether or bitcoin will be dependent upon, or otherwise related to, each other or that the relative volatility of spot bitcoin and spot ether will continue.
•Liquidity Risk — The market for the crypto futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of crypto futures, which could decrease the correlation between the performance of crypto futures and spot crypto.
This risk may result in the Fund being unable to obtain market-capitalization weighted exposure when it rebalances, and this could affect the ability of the Fund to meet its investment objective.
•Crypto Futures Risk – The market for crypto futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the crypto futures market has grown substantially since crypto futures commenced trading, there can be no assurance that this growth will continue. The price for crypto futures contracts is based on a number of factors, including the supply of and the demand for crypto futures contracts. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for crypto futures contracts.
Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Fund’s ability to achieve its desired exposure to crypto futures contracts. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like crypto futures may be considered aggressive and may expose the Fund to significant risks. These risks include counterparty risk and liquidity risk.
For all these and potentially other reasons, the Fund may be unable to obtain market-capitalization weighted exposure when it rebalances, and this could affect the ability of the Fund to meet its investment objective.
The performance of crypto futures contracts, in general, has historically been highly correlated to the performance of crypto. However, there can be no guarantee this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of crypto futures contracts and decrease the correlation between the performance of crypto futures contracts and crypto, over short or even long-term periods. In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of crypto. To the extent the Fund is invested in back-month crypto future contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the spot prices of crypto.
•Crypto Futures Capacity Risk – If the Fund’s ability to obtain exposure to crypto futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the crypto futures market, a disruption to the crypto futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain exposure to crypto futures contracts will cause the Fund’s performance to deviate from the performance of crypto and crypto futures. Additionally, the ability of the Fund to obtain exposure to crypto futures contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.
This risk may result in the Fund being unable to obtain market-capitalization weighted exposure when it rebalances, and this could affect the ability of the Fund to meet its investment objective.
•Cost of Futures Investment Risk – As discussed above, when a crypto futures contract is nearing expiration, the Fund will “roll” the futures contract, which means it will generally sell such contract and use the proceeds to buy a crypto futures contract with a later expiration date. When rolling futures contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated

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with rolling crypto futures is typically substantially higher than the price difference associated with rolling other futures contracts. Crypto futures have historically experienced extended periods of contango. Contango in the crypto futures market may have a significant adverse impact on the performance of the Fund and may cause crypto futures and the Fund to underperform spot crypto. Both contango and backwardation would reduce the Fund’s correlation to spot crypto and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month futures contracts.
•Bitcoin Risk – The Fund’s investments in bitcoin futures contracts exposes the Fund to the risks associated with an investment in bitcoin because the price of bitcoin futures is substantially based on the price of bitcoin. Bitcoin is a relatively new innovation and is subject to unique and substantial risks. The market for bitcoin is subject to rapid price swings, changes and uncertainty.
The further development of the Bitcoin Network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Bitcoin Network or the acceptance of bitcoin may adversely affect the price and liquidity of bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact digital asset trading venues. Additionally, if one or a coordinated group of miners were to gain control of 51% of the Bitcoin Network, they would have the ability to execute extensive attacks, manipulate transactions, halt payments and fraudulently obtain bitcoin. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of bitcoin.
Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and digital asset trading venues are largely unregulated and highly fragmented. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote bitcoin in a way that artificially increases the price of bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin Network or restrict the use of bitcoin. In addition, digital asset trading venues, bitcoin miners, and other participants may have significant exposure to other digital assets. Instability in the price, availability or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Bitcoin Network. The realization of any of these risks could result in a decline in the acceptance of bitcoin and consequently a reduction in the value of bitcoin, bitcoin futures, and the Fund. Finally, the creation of a “fork” (as described above) or a substantial giveaway of bitcoin (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of bitcoin, bitcoin futures, and the Fund.
•Ether Risk – The Fund’s investments in ether futures contracts exposes the Fund to the risks associated with an investment in ether because the price of ether futures is substantially based on the price of ether. Ether is a relatively new innovation and is subject to unique and substantial risks. The market for ether is subject to rapid price swings, changes and uncertainty. The further development of the Ethereum Network and the acceptance and use of ether are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Ethereum Network or the acceptance of ether may adversely affect the price and liquidity of ether. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact ether trading venues. Additionally, if one or a coordinated group of validators were to gain control of 33% or more of staked ether, they would have the ability to execute extensive attacks, manipulate transactions and fraudulently obtain ether. If such a validator or group of validators were to gain control of one-third of staked ether, they could halt payments. A significant portion of ether is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of ether.
Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, ether and ether trading venues are largely unregulated. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote ether in a way that artificially increases the price of ether). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of ether trading venues have been closed due to fraud, failure or security breaches. Investors in ether may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses.
The realization of any of these risks could result in a decline in the acceptance of ether and consequently a reduction in the value of ether, ether futures, and the Fund.
Additionally, legal or regulatory changes may negatively impact the operation of the Ethereum Network or restrict the use of ether. For example, if ether were determined to be or were expected to be determined to be a security under the federal securities laws, it is possible certain trading

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venues would no longer facilitate trading in ether, trading in ether futures may become significantly more volatile and/or completely halted, and the value of an investment in the Fund could decline significantly and without warning, including to zero.
Finally, the creation of a “fork” (as described above) or a substantial giveaway of ether (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of ether, ether futures, and the Fund. A fork may be intentional, such as the ’Merge.’ The ’Merge’ refers to protocol changes altering the method by which transactions are validated.
•Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
•Borrowing Risk – The Fund may borrow for investment purposes using reverse repurchase agreements. The cost of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund.
•Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments or defaults by counterparties may have a negative impact on the performance of the Fund.
•Risk of Investing in Exchange-Traded Funds (ETFs) – Investing in other investment companies, such as ETFs, subjects the Fund to those risks affecting the underlying ETFs, such as risks that the investment management strategy of the ETF may not produce its intended results (management risk) and the risk that the ETF could lose money over short periods due to short-term market movements and over longer periods during market downturns (market risk). In addition, investing in ETFs involves the risk that an ETF’s performance may not track the performance of the index or markets that the ETF is designed to track, which may result in losses to such ETF and, ultimately, the Fund. In addition, ETFs may trade at a price below their net asset value. Moreover, the Fund will incur its pro rata share of the expenses of the underlying ETF’s expenses.
•Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
•Concentration Risk — The Fund has a significant portion of its value in crypto futures. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries.
•Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
•Active Management Risk — The Fund is actively managed and its performance reflects the investment decisions that ProShare Advisors makes for the Fund. ProShare Advisors’ judgments about the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform or have negative returns as compared to other funds with a similar investment objective and/or strategies.
•Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the crypto futures held by the Fund and crypto may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings factors.
•Authorized Participant Risk — The Fund has a limited number of financial institutions that act as Authorized Participants or market markers. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and other Authorized Participants are not willing or able to create and redeem Fund shares, investors may experience a significantly diminished trading market and the shares may trade at a discount to NAV.
•Cash Purchases and Redemption Risk — The Fund expects to effect all of its creations and redemption in cash rather than in-kind. Cash purchases and redemptions may increase transaction costs. The relatively high costs associated with obtaining exposure to crypto futures contracts, particularly near contract expiration, may have a significant adverse impact on the performance of the Fund. Additionally, cash purchases and redemptions may cause the Fund to recognize a gain or loss.
•Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on crypto

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futures contracts. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
•New Fund Risk — The Fund recently commenced operations, has a limited operating history, and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objective, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for cash in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Funds (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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Investment Objective, Principal Investment Strategies and Related Risks

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This section contains additional details about the Fund’s investment objective, principal investment strategies and related risks.
Investment Objective
The Fund seeks investment results, before fees and expenses, that correspond to the performance of a market-capitalization weighted basket of bitcoin and ether. The Fund currently seeks to achieve this objective primarily through investments in bitcoin and ether futures contracts. The Fund does not invest directly in bitcoin or ether.
The Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees (“Board”), without the approval of Fund shareholders.
Principal Investment Strategies
The Fund seeks to achieve its investment objective primarily through managed exposure to bitcoin and ether futures contracts. In this manner, the Fund seeks to provide investment results that correspond to the performance of a market-capitalization weighted basket of bitcoin and ether, although the Fund does not invest directly in bitcoin or ether. Each month the Fund will invest its assets in proportion to the market-capitalization of bitcoin and ether. Market-capitalization is determined by multiplying the price of bitcoin or ether by the amount in circulation (i.e., the total amount mined or minted and available for use). Bitcoin and ether futures contracts are replaced or “rolled” each month to the next month’s contract prior to expiration. The Fund’s market-capitalization weighted exposure is reestablished each month in connection with the rolling of bitcoin and ether futures.
In seeking to achieve the Fund’s investment objective, ProShare Advisors LLC (“ProShare Advisors” or the “Advisor”) takes into consideration, among other things, the relative liquidity of and costs associated with crypto futures contracts as well as regulatory requirements imposed by the Securities and Exchange Commission and the Internal Revenue Service. The Fund generally seeks to remain fully invested at all times in investments that, in combination, provide exposure to crypto futures without regard to market conditions, trends, or direction.
The Fund does not take temporary defensive positions. The Fund will generally hold its crypto-related investments during periods in which the value of crypto is flat or declining as well as during periods in which the value of crypto is rising. For example, if the Fund’s crypto-related investments are declining in value, the Fund generally will not exit its positions except as needed to meet redemption requests.
Bitcoin
Bitcoin is a digital asset which serves as the unit of account on an open-source, decentralized, peer-to-peer computer network. Bitcoin may be used to pay for goods and services, stored for future use, or converted to a government-issued currency. As of the date of this Prospectus, the adoption of bitcoin for these purposes has been limited. The value of bitcoin is not backed by any government, corporation, or other identified body.
The value of bitcoin is determined in part by the supply of (which is limited), and demand for, bitcoin in the markets for exchange that have been organized to facilitate the trading of bitcoin. By design, the supply of bitcoin is limited to 21 million bitcoins. As of the date of this Prospectus, there are approximately 20 million bitcoins in circulation.
Bitcoin is maintained on the decentralized, open source, peer-to-peer computer network (the “Bitcoin Network”). No single entity owns or operates the Bitcoin Network. The Bitcoin Network is accessed through software and governs bitcoin’s creation and movement. The source code for the Bitcoin Network, often referred to as the Bitcoin Protocol, is open-source, and anyone can contribute to its development.
The Bitcoin Network
The infrastructure of the Bitcoin Network is collectively maintained by participants in the Bitcoin Network, which include miners, developers, and users. Miners validate transactions and are currently compensated for that service in bitcoin. Developers maintain and contribute updates to the Bitcoin Network’s source code often referred to as the Bitcoin Protocol. Users access the Bitcoin Network using open-source software. Anyone can be a user, developer, or miner.
Bitcoin is maintained on a digital transaction ledger commonly known as a “blockchain.” A blockchain is a type of shared and continually reconciled database, stored in a decentralized manner on the computers of certain users of the digital asset and is protected by cryptography. The Bitcoin Blockchain contains a record and history for each bitcoin transaction.
New bitcoin is created by “mining.” Miners use specialized computer software and hardware to solve a highly complex mathematical problem presented by the Bitcoin Protocol. The first miner to successfully solve the problem is permitted to add a block of transactions to the Bitcoin Blockchain. The new block is then confirmed through acceptance by a majority of users who maintain versions of the blockchain on their individual computers. Miners that successfully add a block to the Bitcoin Blockchain are automatically rewarded with a fixed amount of bitcoin for their effort plus any transaction fees paid by transferors whose transactions are recorded in the block. This reward system is the means by which new bitcoin enter circulation and is the mechanism by which versions of the blockchain held by users on a decentralized network are kept in consensus.
The Bitcoin Protocol
The Bitcoin Protocol is an open source project with no official company or group in control. Anyone can review the underlying code and suggest changes. There are, however, a number of individual developers that regularly contribute to a specific distribution of bitcoin software known as the “Bitcoin Core.”

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Developers of the Bitcoin Core loosely oversee the development of the source code. There are many other compatible versions of the bitcoin software, but Bitcoin Core is the most widely adopted and currently provides the de facto standard for the Bitcoin Protocol. The core developers are able to access, and can alter, the Bitcoin Network source code and, as a result, they are responsible for quasi-official releases of updates and other changes to the Bitcoin Network’s source code.
However, because bitcoin has no central authority, the release of updates to the Bitcoin Network’s source code by the core developers does not guarantee that the updates will be automatically adopted by the other participants. Users and miners must accept any changes made to the source code by downloading the proposed modification and that modification is effective only with respect to those bitcoin users and miners who choose to download it. As a practical matter, a modification to the source code becomes part of the Bitcoin Network only if it is accepted by participants that collectively have a majority of the processing power on the Bitcoin Network.
If a modification is accepted by only a percentage of users and miners, a division will occur such that one network will run the pre-modification source code and the other network will run the modified source code. Such a division is known as a “fork.”
Ether
Ether is a digital asset which serves as the unit of account on an open-source, decentralized, peer-to-peer computer network. Ether may be used to pay for goods and services, stored for future use, or converted to a government-issued currency. As of the date of this Prospectus, the adoption of ether for these purposes has been limited. The value of ether is not backed by any government, corporation, or other identified body.
The value of ether is determined in part by the supply of and demand for, ether in the markets for exchange that have been organized to facilitate the trading of ether. Ether is the second largest digital asset by market capitalization behind bitcoin.
Ether is maintained on the decentralized, open source, peer-to-peer computer network (“Ethereum Network”). No single entity owns or operates the Ethereum Network. The Ethereum Network is accessed through software and governs the creation and movement of ether. The source code for the Ethereum Network is open-source, and anyone can contribute to its development.
Ethereum Network
The infrastructure of the Ethereum Network is collectively maintained by participants in the Ethereum Network, which include validators, developers, and users. Validators validate transactions and are currently compensated for that service in ether, as determined by the Ethereum Protocol. Developers maintain and contribute updates to the Ethereum Network’s source code. Users access the Ethereum Network using open-source software. Anyone can be a user, developer, or validator.
Ether is maintained on a digital transaction ledger commonly known as a “blockchain.” A blockchain is a type of shared and continually reconciled database, stored in a decentralized manner on the computers of certain users of the digital asset and is protected by cryptography. The Ethereum blockchain contains a record and history for each ether transaction.
The Ethereum blockchain allows for the creation of decentralized applications that are supported by a transaction protocol referred to as “smart contracts,” which includes the cryptographic operations that verify and secure ether transactions. A smart contract operates by a pre-defined set of rules (i.e., “if/then statements”) that allows it to automatically execute code on the Ethereum Network. Such actions taken by the pre-defined set of rules are not necessarily contractual in nature but are intended to eliminate the need for a third party to carry out code execution on behalf of users, making the system decentralized, allowing decentralized application developers to create a wide range of applications. Requiring payment in Ether on the Ethereum Network incentivizes developers to write quality applications and increases the efficiency of the Ethereum Network because wasteful code costs more. It also ensures that the Ethereum Network remains economically viable by compensating people for their contributed computational resources.
Ethereum Protocol
The Ethereum Protocol is an open source project with no official company or group in control. Anyone can review the underlying code and suggest changes. Because there is no central authority, the release of updates to the Ethereum Protocol source code by developers does not guarantee that the updates will be automatically adopted by the other participants. Users and validators must accept any changes made to the source code by downloading the proposed modification and that modification is effective only with respect to those ether users and validators who choose to download it. As a practical matter, a modification to the source code becomes part of the Ethereum Network only if it is accepted by validators that collectively represent a supermajority (two-thirds) of the cumulative validations on the Ethereum blockchain.
If a modification is accepted by only a portion of users and validators, a division will occur such that one network will run the pre-modification source code and the other network will run the modified source code. Such a division is known as a “fork.”
New ether is created through “staking” of ether by validators. Validators are required to stake ether in order to perform validation activities and then, as a reward, earn newly created ether. Validation activities include verifying transactions,

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storing data, and adding to the Ethereum blockchain. Further, with its collective computing power on the distributed network, the Ethereum network provides the ability to execute peer-to-peer transactions to realize, via smart contracts, automatic, conditional transfer of value and information, including money, voting rights, and property.
An Ethereum private key controls the transfer or “spending” of ether from its associated public Ethereum address. An Ethereum “wallet” is a collection of public Ethereum addresses and their associated private key(s). It is designed such that only the owner of ether can send ether, only the intended recipient of ether can unlock what the sender sent and both transactions and ownership can be verified by any third party anywhere in the world.
Fees need to be paid in ether in order to facilitate transactions and execute smart contracts. The fee that is charged is called “gas.” Gas price is often a small fraction of ether, which is denoted in the unit of Gwei (10^9 Gwei = 1 ether). Gas is essential in sustaining the Ethereum network. It incentivizes validators to process and verify transactions and incentivizes new validators to stake ether. Gas fees are a product of Ethereum network demand relative to the Ethereum network’s capacity.
The Ethereum Foundation (“EF”) is a non-profit organization that is dedicated to supporting Ethereum and related technologies. The EF, alongside other organizations, supports Ethereum Protocol development through funding and advocacy. The EF finances its activities through its initial allocation of ether at the launch of the Ether Network in 2015. Although the EF does not control Ethereum, and is one of many organizations within the Ethereum ecosystem, it is the most significant driving force for Ethereum Protocol development and support of Ethereum generally.
Crypto Futures
A futures contract is a standardized contract traded on, or subject to the rules of, an exchange to buy or sell a specified type and quantity of a particular underlying asset at a designated price. The Fund invests in standardized, cash-settled crypto futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). Futures contracts are traded on a wide variety of underlying assets, including crypto, bonds, interest rates, agricultural products, stock indexes, currencies, digital assets, energy, metals, economic indicators and statistical measures. The contract unit (i.e., the total amount of the underlying asset referenced in each futures contract) and calendar term of futures contracts on a particular underlying asset are identical and are not subject to any negotiation, other than with respect to price and the number of contracts traded between the buyer and seller. Futures contracts expire on a designated date, referred to as the “expiration date.”
The Fund’s ability to invest in crypto futures contracts is subject to regulatory limitations, limitations imposed by listing exchanges and in some instances, limitations imposed by
FCMs (e.g., margin requirements, position limits, and accountability levels). Position limits are predetermined maximum levels of futures that can be owned or controlled by a market participant. An accountability level is a threshold of futures holdings established by an exchange that, once met, subjects a market participant to greater scrutiny, such as providing information to the exchange about the Fund and its futures positions and the possibility that the exchange would prevent the Fund from increasing the size of its crypto futures position or require it to decrease its position in crypto futures contracts. The Fund’s futures positions may be aggregated with those held by certain of its affiliates for purposes of applying position limits and accountability levels, meaning that the amount of crypto futures held by certain affiliates of the Fund could affect the Fund’s ability to enter into additional crypto futures contracts or subject the Fund to a requirement to decrease its position in crypto futures contracts. Margin requirements specify the minimum amount of cash required to be deposited with an FCM for open futures contracts.
The Fund generally deposits cash (also known as “margin”) with an FCM for its open positions in futures contracts. The margin requirements or position limits may be based on the notional exposure (i.e., the total dollar value of exposure the Fund has to the asset that underlies the futures contract) of the futures contracts or the number of futures contracts purchased. The FCM, in turn, generally transfers such deposits to the clearing house to protect the clearing house against non-payment by the Fund. “Variation Margin” is the amount of cash that each party agrees to pay to or receive from the other to reflect the daily fluctuation in the value of the futures contract. The clearing house becomes substituted for each counterparty to a futures contract and, in effect, guarantees performance. In addition, the FCM may require the Fund to deposit additional collateral in excess of the clearing house’s requirements for the FCM’s own protection. Margin requirements for CME crypto futures are substantially higher than margin requirements for many other types of futures contracts.
CME Bitcoin Futures commenced trading on the CME Globex electronic trading platform on December 17, 2017, under the ticker symbol “BTC.” CME Micro Bitcoin Futures commenced trading on the CME Globex electronic trading platform on May 3, 2021, under the ticker symbol “MBT.” CME Bitcoin Futures and CME Micro Bitcoin Futures are cash-settled in U.S. dollars, based on the CME CF Bitcoin Reference Rate (“BRR”). The CME CF Bitcoin Reference Rate is a volume-weighted composite of U.S. dollar-bitcoin trading activity on spot bitcoin trading venues selected by an oversight committee established by the CME and CF Benchmarks, the administrator of the CME CF Bitcoin Reference Rate, based on predefined criteria established by CF Benchmarks and approved by the oversight committee. The criteria require, among other things, each selected trading venue to have implemented policies and procedures designed to ensure fair and transparent

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market conditions and to identify and impede illegal, unfair or manipulative trading practices. The selected trading venues are not registered exchanges and are not subject to the regulation and supervision of a federal financial markets regulator. Each selected trading venue is reviewed annually by an oversight committee established by CF Benchmarks to confirm that the selected trading venue continues to meet all criteria. CF Benchmarks and the BRR are subject to United Kingdom Financial Conduct Authority Regulation.
CME Ether Futures commenced trading on the CME, a CFTC registered futures exchange, on February 8, 2021, under the ticker symbol “ETH”. CME ether futures are cash-settled in U.S. dollars, based on the CME CF Ether Reference Rate. The CME CF Ether Reference Rate is a volume-weighted composite of U.S. dollar-ether trading activity on spot ether trading venues selected by an oversight committee established by the CME and CF Benchmarks, the administrator of the CME CF Ether Reference Rate, based on predefined criteria established by CF Benchmarks and approved by the oversight committee. The criteria require, among other things, each selected trading venue to have implemented policies and procedures designed to ensure fair and transparent market conditions and to identify and impede illegal, unfair or manipulative trading practices. The selected trading venues are not registered exchanges and are not subject to the regulation and supervision of a federal financial markets regulator. Each selected trading venue is reviewed annually by an oversight committee established by CF Benchmarks to confirm that the selected trading venue continues to meet all criteria. CF Benchmarks and the CME CF Ether Reference Rate are subject to United Kingdom Financial Conduct Authority Regulation
Rolling of the Crypto Futures
Futures contracts expire on a designated date, referred to as the “expiration date.” The Fund generally seeks to invest in “front-month” CME bitcoin futures contracts and CME ether futures contracts but may invest in back-month, cash-settled bitcoin futures contracts and ether futures contracts. “Front-month” contracts are the monthly contracts with the nearest expiration date. Back-month contracts are those with longer times to maturity. CME bitcoin futures and CME ether futures are cash-settled on their expiration date unless they are “rolled” prior to expiration. The Fund intends to “roll” its CME bitcoin futures and CME ether futures prior to expiration. Typically, the Fund will roll to the next “nearby” CME bitcoin futures and CME ether futures. The “nearby” contracts are those contracts with the next closest expiration date.
Investment in the Cayman Subsidiary
The Fund expects to gain exposure to bitcoin futures contracts by investing a portion of its assets in a wholly-owned subsidiary of the Bitcoin & Ether Market Cap Weight Strategy ETF organized under the laws of the Cayman Islands, the ProShares Cayman Bitcoin & Ether Strategy Portfolio (the
“Portfolio”). The Portfolio will be managed and advised by ProShare Advisors and overseen by each Fund’s board of directors.
Additional Crypto-Related Investments
If the Fund is unable to obtain the desired exposure to crypto futures contracts because it is approaching or has exceeded position limits or accountability levels or because of liquidity or other constraints, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. This may include among other things, investing in equity securities of “crypto-related companies” or investing in other U.S. investment companies that provide investment exposure to crypto futures contracts or crypto-related companies. For these purposes, crypto-related companies are companies listed on a U.S. stock exchange that the Advisor believes provide returns that generally correspond, or are closely related, to the performance of bitcoin, ether, bitcoin futures, or ether futures. For example, the Fund may invest in U.S. listed companies engaged in digital asset mining or offering digital asset trading platforms.
Please see “Principal Investment Strategies” in the Fund’s Summary Prospectus for more detail about the financial instruments in which the Fund invests.
Additional Information Regarding Principal Risks
Like all investments, investing in the Fund entails risks. The factors most likely to have a significant impact on the Fund’s portfolio are called “principal risks.” The principal risks for the Fund are described in the Fund’s Summary Prospectus and additional information regarding certain of these risks, as well as information related to other potential risks to which the Fund may be subjected, is provided below. The principal risks are intended to provide information about the factors likely to have a significant adverse impact on the Fund’s returns and consequently the value of an investment in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The Statement of Additional Information (“SAI”) contains additional information about the Fund, investment strategies and related risks. The Fund may be subject to other risks in addition to those identified as principal risks.
•Crypto and Crypto Futures Risk – Investments linked to crypto present unique and substantial risks. Such investments can be highly volatile compared to investments in traditional securities and the Fund may experience sudden and large losses. The markets for crypto and crypto futures may become illiquid. These markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events, wars, acts of terrorism, natural disasters (including disease, epidemics and pandemics) and changes in interest rates or inflation

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rates. An investor should be prepared to lose the full principal value of their investment suddenly and without warning. Trading and investing in assets linked to crypto are generally not based in fundamental investment analysis.
A number of factors impact the price and market for crypto and crypto futures.
○Supply and demand for crypto – It is believed that speculators and investors who seek to profit from trading and holding crypto currently account for a significant portion of crypto demand. Such speculation regarding the potential future appreciation in the price of crypto may artificially inflate or deflate the price of crypto. Market fraud and/or manipulation and other fraudulent trading practices such as the intentional dissemination of false or misleading information (e.g., false rumors) can, among other things, lead to a disruption of the orderly functioning of markets, significant market volatility, and cause the value of crypto futures to fluctuate quickly and without warning.
○Supply and demand for crypto futures contracts – The price of crypto futures contracts is based on a number of factors, including the supply of and the demand for crypto futures contracts. Market conditions and expectations, position limits, collateral requirements, and other factors each can impact the supply of and demand for crypto futures contracts. Typically, demand paired with supply constraints and other factors have caused crypto futures to trade at a premium to a “spot” price of crypto. Additional demand, including demand resulting from the purchase, or anticipated purchase, of futures contracts by the Fund or other entities may increase that premium, perhaps significantly. It is not possible to predict whether or how long such conditions will continue. To the extent the Fund purchases futures contracts at a premium and the premium declines, the value of an investment in the Fund also should be expected to decline.
○Adoption and use of crypto – The continued adoption of crypto will require growth in its usage as a means of payment. Even if growth in crypto adoption continues in the near or medium-term, there is no assurance that crypto usage will continue to grow over the long-term. A contraction in the use of crypto may result in a lack of liquidity and increased volatility in the price of crypto. It may also result in a reduction infare processed by validators for ether.
○The regulatory environment relating to crypto and crypto futures – The regulation of crypto, digital assets and related products and services continues to evolve. The inconsistent and sometimes conflicting regulatory landscape may make it more difficult for crypto businesses to provide services, which may impede the growth of the crypto economy and have an adverse effect on adoption of crypto. There is a possibility of future regulatory change altering, perhaps to a material extent, the ability to buy and sell crypto and crypto futures. Simi larly, future regulatory changes could impact the ability of the Fund to achieve its investment objective or alter the nature of an investment in the Fund or the ability of the Fund to continue to operate, as planned. For example, if ether were determined or were expected to be determined to be a security under the federal securities laws, it is possible certain ether trading venues would no longer facilitate trading in ether. As a result, trading in ether futures may be completely halted or otherwise disrupted, or become significantly more volatile, ether futures may become illiquid and/or lose significant value, and the Fund may have difficulty unwinding or closing out its ether futures contracts. In that event, the value of an investment in the Fund could decline significantly and without warning, including to zero. There is no guarantee that security futures on ether would begin trading on any particular timeframe or at all or that the Fund would be able to invest in such instruments. The determination that ether is a security and the related impacts on ether futures contracts may result in extraordinary expenses for the Fund.
○Margin requirements and position limits applicable to crypto futures contracts – Margin levels for crypto futures contracts are substantially higher than the margin requirements for more established futures contracts. Additionally, the FCMs utilized by the Fund may impose margin requirements in addition to those imposed by the exchanges. Margin requirements are subject to change and may be raised in the future by the exchanges and the FCMs. High margin requirements could prevent the Fund from obtaining sufficient exposure to crypto futures and may adversely affect its ability to achieve its investment objective. Further, FCMs utilized by the Fund may impose limits on the amount of exposure to futures contracts the Fund can obtain through such FCMs. If the Fund cannot obtain sufficient exposure through its FCMs, the Fund may not be able to achieve its investment objective.
○Largely unregulated marketplace – Crypto, the Bitcoin Network, the Ethereum Network, and digital asset trading venues are relatively new and, in most cases, largely unregulated. As a result of this lack of regulation, individuals, or groups may engage in insider trading, fraud or market manipulation with respect to crypto. Such manipulation could cause investors in crypto to lose money, possibly the entire value of their investments. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. The nature of the assets held at digital asset trading venues make them appealing targets for hackers and a number of digital asset trading venues have been victims of cybercrimes and other fraudulent activity. These activities have caused significant, in some cases total, losses for crypto investors. Investors in crypto may have little or no recourse should such theft, fraud or manipulation occur. There is no central registry

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showing which individuals or entities own crypto or the quantity of crypto that is owned by any particular person or entity. There are no regulations in place that would prevent a large holder of crypto or a group of holders from selling their crypto (which could depress the price of crypto) or otherwise attempting to manipulate the price of crypto, the Bitcoin Network or the Ethereum Network. Events that reduce user confidence in crypto, the Bitcoin Network, or the Ethereum Network, and the fairness of digital asset trading venues could have a negative impact on the Fund.
○Cybersecurity – As a digital asset crypto is subject to the risk that malicious actors will exploit flaws in its code or structure, or that of digital asset trading venues, that will allow them to, among other things, steal crypto held by others, control the blockchain, steal personally identifying information, or issue significant amounts of crypto in contravention of the relevant protocol. The occurrence of any of these events is likely to have a significant adverse impact on the price and liquidity of crypto and crypto futures contracts. Additionally, the Bitcoin Network and Ethereum Network’s functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of the Bitcoin Network and Ethereum Network. Any technical disruptions or regulatory limitations that affect Internet access may have an adverse effect on the Bitcoin Network and Ethereum Network, the price and liquidity of crypto, and the value of an investment in the Fund.
○Declining mining compensation – Transactions in bitcoin are processed by miners which are primarily compensated in bitcoin based on a declining payment schedule and, in some instances, by voluntary fees paid by participants. If this compensation is not sufficient to incentivize miners to process transactions, the confirmation process for transactions may slow and the Bitcoin Network may become more vulnerable to malicious actors. Additionally, changes in the prices of hardware or electricity required to process transactions may reduce miner incentives. These and similar events may have a significant adverse effect on the price and liquidity of bitcoin and the value of an investment in the Fund.
○Declining staking compensation – Transactions in ether are processed by validators who are primarily compensated in ether based on the amount of ether staked, as determined by the Ethereum Protocol. If this compensation is not sufficient to incentivize validators to stake, the confirmation process for transactions may slow and the Ethereum Network may become more vulnerable to malicious actors. These and similar events may have a significant adverse effect on the price and liquidity of ether and the value of an investment in the Fund.
○Forks – The open-source nature of the Ethereum Protocol and the Bitcoin Protocol permits any developer to review the underlying code and suggest changes. If some users, validators or miners adopt a change while others do not and that change is not compatible with the existing software, a fork occurs. Several forks have already occurred in the Bitcoin Network and the Ethereum Network resulting in the creation of new, separate digital assets. The determination of which fork will be considered bitcoin for purposes of the BRR and which fork will be considered ether for purposes of the CME CF Ether Reference Rate is determined by CF Benchmarks’ Hard Fork Policy. Forks and similar events could adversely affect the price and liquidity of ether and bitcoin and the value of an investment in the Fund. A fork may be intentional such as the Ethereum ’Merge.’ The ’Merge’ represents the Ethereum Network’s shift from proof-of-work to proof-of-stake. This means that instead of being required to solve complex mathematical problems validators are required to stake ether. Prior to September 2022, Ethereum operated using a proof-of-work consensus mechanism. Following the Merge, approximately 1,700 Ether are issued per day, though the issuance rate varies based on the number of validators on the network. In addition, the issuance of new Ether could be partially or completely offset by the burn mechanism introduced by the EIP-1559 modification, under which Ether are removed from supply at a rate that varies with network usage.
○Costs of rolling futures contracts – Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in contango, the Fund may sell the expiring crypto futures at a lower price and buy a longer-dated crypto futures at a higher price. When rolling futures contracts that are in backwardation, the Fund may sell the expiring crypto futures at a higher price and buy the longer-dated crypto futures at a lower price. The price difference between the expiring contract and longer dated contract associated with rolling crypto futures is typically substantially higher than the price difference associated with rolling other futures contracts. Crypto futures have historically experienced extended periods of contango. Contango in the crypto futures market may have a significant adverse impact on the performance of the Fund and may cause crypto futures to underperform spot crypto. Both contango and backwardation may limit or prevent the Fund from achieving its investment objective. Additionally, because of the frequency with which the Fund may roll futures contracts, the impact of contango or backwardation on Fund performance may be

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greater than it would have been if the Fund rolled futures contracts less frequently.
○Liquidity risk – The market for crypto futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to enter into or exit a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. It is also possible that, if the Fund’s assets become significant relative to the overall market, the large size of its positions potentially could impact futures contracts prices and contribute to illiquidity. Limits imposed by counterparties, exchanges or other regulatory organizations, such as accountability levels, position limits and daily price fluctuation limits, may contribute to a lack of liquidity and have a negative impact on Fund performance. During periods of market illiquidity, including periods of market disruption and volatility, it may be difficult or impossible for the Fund to enter into or exit futures at desired prices or at all.
○Crypto tax risk – Current U.S. Internal Revenue Service (“IRS”) guidance indicates that convertible virtual currency, defined as a digital representation of value that functions as a medium of exchange, a unit of account, and/or a store of value that has an equivalent value in real currency, or that acts as a substitute for real currency, should be treated and taxed as property, and that transactions involving the payment of convertible virtual currency for goods and services should be treated as barter transactions. While this treatment allows for the possibility of capital gains treatment, it creates a potential tax reporting requirement in any circumstance where the ownership of convertible virtual currency passes from one person to another, usually by means of convertible virtual currency transactions (including off-blockchain transactions), which could discourage the use of crypto as a medium of exchange, especially for a holder of crypto that has appreciated in value.
○Environmental risk – Bitcoin mining currently requires computing hardware that consumes large amounts of electricity. By way of electrical power generation, many bitcoin miners rely on fossil fuels to power their operations. Public perception of the impact of bitcoin mining on climate change may impact the demand for bitcoin and increase the likelihood of regulation that limits bitcoin mining or restricts energy usage by bitcoin miners.
•Risks Associated with the Use of Derivatives — The Fund may obtain exposure to crypto through derivatives (i.e., crypto futures contracts). Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. The risks of using derivatives include: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount the Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; and 5) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust each Fund’s position in a particular instrument when desired. Each of these factors may prevent the Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested.
•Borrowing Risk – The Fund may borrow for investment purposes using reverse repurchase agreements. Reverse repurchase agreements are financing arrangements that involve sales by the Fund of portfolio financial instruments concurrently with an agreement by the Fund to repurchase the same financial instruments at a later date at a fixed price. Reverse repurchase agreements do not mitigate the Fund’s risk that the market value of the financial instruments the Fund is obligated to repurchase under the agreement may decline below the repurchase price. The Fund may enter into both exchange-traded and over-the-counter reverse repurchase agreements. The cost of borrowing may reduce the Fund’s return. Borrowing may cause a Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund.
•Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure, and leverage on an aggregate basis with the Subsidiary.
•Crypto-Related Company Risk – If a Fund is unable to obtain its desired exposure to crypto futures contracts because it is approaching or has exceeded position limits or because of liquidity or other constraints, the Fund may obtain exposure by investing in “crypto-related companies.” There can

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be no assurance that the returns of crypto-related companies will correspond, or be closely-related, to the performance of crypto or crypto futures. Crypto-related companies face rapid changes in technology, intense competition including the development and acceptance of competing platforms or technologies, loss or impairment of intellectual property rights, cyclical economic patterns, shifting consumer preferences, evolving industry standards, adverse effects of changes to a network’s or software’s protocols, a rapidly changing regulatory environment, and dependency on certain key personnel
•Money Market Instruments Risk — Money market instruments may be adversely affected by market and economic events. Adverse economic, political or other developments affecting issuers of money market instruments; or defaults by transaction counterparties may also have a negative impact on the performance of such instruments. Each of these could have a negative impact on the performance of the Fund. Money market instruments may include government money market funds. To the extent the Fund invests in a government money market fund, the Fund will indirectly bear a proportionate share of the government money market fund’s fees and expenses.
•Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments (including derivatives and repurchase agreements) entered into by the Fund. The Fund generally structures the agreements such that either party can terminate the contract without penalty prior to the termination date. If a counterparty terminates a contract, the Fund may not be able to invest in other derivatives to achieve the desired exposure, or achieving such exposure may be more expensive. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.
The Fund also seeks to mitigate risks by generally requiring that the counterparties agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Fund will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.
The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the futures commission merchant (“FCM”) through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM.
In addition, the Fund may enter into agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the

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United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union or the United Kingdom (sometimes referred to as a “bail in”).
•Market Price Variance Risk — Individual shares of the Fund can be bought and sold in the secondary market at market prices rather than at NAV. There is no guarantee that an active secondary market will develop for shares of the Fund, which may also cause NAV and market price to vary significantly. The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings. Differences between secondary market prices and the value of the Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities or financial instruments held by the Fund at a particular time. In addition, there may be times when the market price and the NAV of the Fund’s shares vary significantly, such as during periods of market volatility, and a shareholder may trade shares at a premium or a discount to the Fund’s NAV and may receive less than the value of the Fund’s holdings when you sell those shares.
The Fund may have a limited number of financial institutions that may act as Authorized Participants or market markers. Only Authorized Participants who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and no other Authorized Participant is willing or able to create and redeem Fund shares, shares may trade at a discount to NAV (and may even face trading halts or delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in the shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade at prices correlated to the price of the Fund’s portfolio holdings, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants or market participants, or during periods of significant market volatility, among other factors, may result in market prices that differ significantly from NAV. Investors purchasing and selling shares in the secondary market may not experience investment results based on the price of their shares in the secondary market. The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange spe cialist, market makers or other participants that trade the particular security. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. The Fund’s investment results are measured based upon the daily NAV of the Fund.
•Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on crypto futures contracts. As a result, the ability to trade crypto futures contracts may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, result in the Fund being unable to trade crypto futures contracts at all, and/or cause significant deviations in the performance of crypto futures contracts from spot crypto. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares are halted, investors may be temporarily unable to trade shares of the Fund.
Other Risks
In addition to the risks noted above, many other factors may also affect the value of an investment in the Fund, such as market conditions, interest rates and other economic, political or financial developments. The impact of these developments on the Fund will depend upon the types of investments in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers. The SAI contains additional information about the Fund, its investment strategies and related risks. The Fund may be subject to other risks in addition to those identified as principal risks.
•Natural Disaster/Epidemic Risk — Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and

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reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have a significant impact on the Fund’s performance, resulting in losses to your investment.
•Risk of Public Health Disruptions — Widespread disease, including public health disruptions, pandemics and epidemics (for example, COVID-19 including its variants), have been and may continue to be highly disruptive to economies and markets. Health crises could exacerbate political, social, and economic risks, and result in breakdowns, delays, shutdowns, social isolation, civil unrest, periods of high unemployment, shortages in and disruptions to the medical care and consumer goods and services industries, and other disruptions to important global, local and regional supply chains, with potential corresponding results on the performance of the Fund and its investments.

Additionally, war, military conflicts, sanctions, acts of terrorism, sustained elevated inflation, supply chain issues or other events could have a significant negative impact on global financial markets and economies. Russia’s military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. The ongoing hostilities between the two countries could result in additional widespread conflict and could have a severe adverse effect on the region and certain markets. Sanctions on Russian exports could have a significant adverse impact on the Russian economy and related markets and could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to the region or to adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securi ties and commodities, such as oil and natural gas. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on the Fund performance and the value of an investment in the Fund.
•Risks of Government Regulation —The Financial Industry Regulatory Authority (“FINRA”) issued a notice on March 8, 2022 seeking comment on measures that could prevent or restrict investors from buying a broad range of public securities designated as “complex products”—which could include the digital asset (such as crypto) funds offered by ProShare Advisors. The ultimate impact, if any, of these measures remains unclear. However, if regulations are adopted, they could, among other things, prevent or restrict investors’ ability to buy the funds.
•Cybersecurity Risk — With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing among other behaviors, stealing or corrupting data maintained online or digitally, and denial of service attacks on websites. Cybersecurity failures or breaches of the Fund’s third party service provider (including, but not limited to, index providers, the administrator and transfer agent) or the issuers of securities and/or financial instruments in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund or its service providers may have established business continuity plans and systems designed to guard against such cyber attacks or adverse effects of such attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different unknown threats may emerge in the future. Similar types of cybersecurity risks also are present

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for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments in such securities to lose value. In addition, cyber attacks involving a counterparty to the Fund could affect such a counterparty’s ability to meets it obligations to the Fund, which may result in losses to the Fund and its shareholders. ProShare Advisors and the Trust do not control the cybersecurity plans and systems put in place by third party service providers, and such third party service providers may have no or limited indemnification obligations to ProShare Advisors or the Fund.
•Operational Risk — The Fund, its service providers, Authorized Participants, and the relevant listing exchange are subject to operational risks arising from, among other things, human error, systems and technology errors and disruptions, failed or inadequate controls, and fraud. These errors may adversely affect the Fund’s operations, including its ability to execute its investment process, calculate or disseminate its NAV or intraday indicative optimized portfolio value in a timely manner, and process creations or redemptions. While the Fund seeks to minimize such events through controls and oversight, there may still be failures and the Fund may be unable to recover any damages associated with such failures. These failures may have a material adverse effect on the Fund’s returns.
•Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.
•Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations are not reliable, or a trading halt closes an exchange or market early), ProShare Advisors may, pursuant to procedures approved by the Board of Trustees of the Fund, choose to determine a fair value price as the basis for determining the value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value. The fair value of the Fund’s crypto futures may be determined by reference, in whole or in part, to the cash market in crypto. These circumstances may be more likely to occur with respect to crypto futures than with respect to futures on more traditional assets. In addition, the crypto futures held by the Fund and crypto may be traded in markets on days and at times when the Fund is not open for business. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares.
•Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. In particular, direct investments by the Fund in futures are not expected to produce qualifying income for purposes of the Fund’s qualification as a RIC. The Fund, however, expects to gain exposure to futures and generate qualifying income by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in such subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The Fund may, however, exceed this amount from time to time if the Advisor believes doing so is in the best interests of the Fund, provided, however, that the Fund intends to continue to comply with the asset diversification test applicable to RICs. If the Fund’s investments in the subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund may no longer be eligible to be treated as a RIC. The Advisor will carefully monitor the Fund’s investments in the subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the subsidiary at the end of each tax quarter. The Fund intends to invest in complex derivatives for which there is not clear guidance from the Internal Revenue Service (“IRS”) as to the calculation of such investments under the asset diversification test applicable to RICs. There are no assurances that the IRS will agree with the Fund’s calculation under the asset diversification test which could cause the Fund to fail to qualify as a RIC.
If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify

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for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.
•Trading Risks — The shares of the Fund are listed for trading on the listing exchange identified on the cover of this Prospectus, may be listed or traded on U.S. and non-U.S. stock exchanges other than such exchange, and may trade on an electronic communications network. Nevertheless, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares of the Fund on an exchange may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in shares inadvisable. In addition, trading in shares of the Fund on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. There can be no assurance that the requirements of the exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the shares of the Fund will trade with any volume, or at all, on any stock exchange or other venue.
Precautionary Notes
A Precautionary Note to Retail Investors — The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee will be the registered owner of all outstanding shares of the Fund. Your ownership of shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the shares. PROSHARES TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your broker also will be responsible for furnishing certain cost basis information and ensuring that you receive shareholder reports and other communications from the Fund whose shares you own. Typically, you will receive other services (e.g., average cost information) only if your broker offers these services.
A Precautionary Note to Purchasers of Creation Units — You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new shares from the Fund may be issued on an ongoing basis, a “distribution” of that Fund’s shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933.
For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.
A Precautionary Note to Investment Companies — For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of the Fund’s shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Any investment company considering purchasing shares of the Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Trust. Rule 12d1-4 under the 1940 Act permits investments in acquired funds in excess of the limits of Section 12(d)(1) subject to certain conditions. Among these conditions, prior to a fund acquiring securities of another fund exceeding the limits of Section 12(d)(1), the acquiring fund must enter into a “Fund of Funds Investment Agreement” with the acquired fund setting forth the material terms of the arrangement.
A Precautionary Note Regarding Unusual Circumstances — ProShares Trust can, in its discretion, postpone payment of redemption proceeds for any period during which: (1) the Exchange is closed other than customary weekend and holiday closings; (2) trading on Exchange is restricted; (3) any emergency circumstances exist, as determined by the SEC; (4) the SEC by order permits for the protection of shareholders of the Fund; and (5) for up to 14 calendar days for any Fund holding non-U.S. investments during a period of an international local holiday, as further described in the SAI.
A Precautionary Note Regarding Regulation of Derivatives — Current global regulation of and future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.
Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI.

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Management of ProShares Trust

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Board of Trustees and Officers
The Board is responsible for the general supervision of the Fund. The officers of the Trust are responsible for the day-to-day operations of the Fund.
Investment Advisor
ProShare Advisors, located at 7272 Wisconsin Avenue, 21st Floor, Bethesda, Maryland 20814, serves as the investment adviser to the Fund and provides investment advice and management services to the Fund. ProShare Advisors oversees the investment and reinvestment of the assets in the Fund. For its investment advisory and management services, the Fund pays ProShare Advisors a fee at an annualized rate of 0.95% of its average daily net assets. ProShare Advisors has entered into an Advisory and Management Fee Waiver and Reimbursement Agreement pursuant to which the Advisor has agreed to waive a portion of its Advisory and Management Fee or make any additional payments to the extent necessary to reimburse the amount of any interest expense incurred in connection with investments in reverse repurchase agreements and any net fees charged by FCMs. This arrangement will remain in effect through at least October 31, 2024 and prior to such date ProShare Advisors may not terminate the arrangement without the approval of the Board.
A discussion regarding the basis for the Board approving the investment advisory agreement for the Fund is expected to be included in the Trust’s first report to shareholders that includes the Fund.
Portfolio Management
The following individuals have responsibility for the day-to-day management of the Fund as set forth in the Summary Prospectus relating to the Fund. The Portfolio Managers’ business experience for the past five years is listed below. Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their ownership of other investment companies can be found in the SAI.
Alexander Ilyasov, ProShare Advisors: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProFund Advisors LLC: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProShare Capital Management LLC: Senior Portfolio Manager since August 2016.
George Banian, ProShare Advisors: Portfolio Manager since February 2022, Associate Portfolio Manager from August 2016 to February 2022, Senior Portfolio Analyst from December 2010 to August 2016, Portfolio Analyst from December 2007 to December 2010. ProFund Advisors: Portfolio Manager since February 2022, Associate Portfolio Manager from July 2021 to February 2022.
Other Service Providers
SEI Investments Distribution Co. (the “Distributor”), located at One Freedom Valley Drive, Oaks, PA 19456, acts as the dis tributor and principal underwriter in all fifty states and the District of Columbia. JPMorgan Chase Bank, N.A. (“JPMorgan”), located at One Beacon Street, 19th Floor, Boston, MA 02108, acts as the administrator to the Fund, providing operational and certain administrative services. In addition, JPMorgan acts as the Custodian and Index Receipt Agent. Citi Fund Services Ohio, Inc. (“Citi”), located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, provides regulatory administration services to the Trust.
Additional Information
The Trust enters into contractual arrangements with various parties who provide services to the Fund including, ProShare Advisors, the Fund’s administrator and fund accounting agent, custodian, transfer agent, and distributor. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person than any rights conferred explicitly by federal or state securities laws that may not be waived.
A shareholder may bring derivative action on behalf of the Trust only if the shareholder or shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling a shareholder demand by virtue of the fact that such Trustee receives remuneration from their service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.
Determination of NAV
The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by JPMorgan and is generally determined each business day as of the close of regular trading on the

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exchange on which the shares of the Fund are listed (typically calculated as of 4:00 p.m. Eastern Time).
Securities and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Securities that are listed or traded on a stock exchange or the Nasdaq or National Market System are generally valued at the closing price, if available, on the exchange or market where the security is principally traded (including the Nasdaq Official Closing Price). Short-term securities are generally valued using market prices or at amortized cost. Routine valuation of certain derivatives is performed using procedures approved by the Board.
When a market price is not readily available, securities and other assets are valued at fair value in good faith. The Board has designated ProShare Advisors as “valuation designee” to perform fair value determinations for all of the Funds’ investments for which market quotations are not readily available (or are deemed unreliable). The Board shall oversee ProShare Advisors’ fair value determinations and its performance as valuation designee. The use of a fair valuation methodology may be appropriate if, for example: (i) ProShare Advisors believes market quotations do not accurately reflect fair value of an investment; (ii) ProShare Advisors believes an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Fair valuation has the risk that the valuation may be higher or lower than the securities might actually command if the Fund sold them. In those circumstances, certain derivatives linked to an index may be valued based on the performance of one or more U.S. ETFs or instruments that reflect the values of the securities in such index. See the Statement of Additional Information for more details.
To the extent the Fund’s portfolio investments trade in markets on days or at times when the Fund is not open for business or when the primary exchange for the shares is not open, the value of the Fund’s assets may vary, shareholders may not be able to purchase or sell Fund shares and Authorized Participants may not be able to create or redeem Creation Units. In addition, certain portfolio investments may not be traded on days or at times the Fund is open for business. In particular, calculation of the NAV of the Fund may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.
Exchanges are open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Juneteenth, Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. An Exchange may close early on the business day before each of these holidays and on the day after Thanks giving Day. Exchange holiday schedules are subject to change without notice. If the exchange on which the shares of the Fund are listed closes early, the NAV may be calculated at the close of regular trading or at its normal calculation time. If the exchange or market on which the Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.
Distributions
As a shareholder on the Fund record date, you will earn a share of the investment income and net realized capital gains, if any, derived from the Fund’s direct security holdings and derivative instruments. You will receive such earnings as either an income dividend or a capital gains distribution. The Fund intends to declare and distribute net investment income, if any, and net realized capital gains, if any, to its shareholders at least annually. Subject to Board approval, some or all of any net realized capital gains distribution may be declared payable in either additional shares of the distributing Fund or in cash.
Distributions may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code or for other reasons.
Dividend Reinvestment Services
As noted above under “Distributions”, the Fund may declare a distribution from net realized capital gains to be payable in additional shares or cash. Even if the Fund does not declare a distribution to be payable in shares, brokers may make available to their customers who own shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the same Fund. Without this service, investors would have to take their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, please consult your broker.
Frequent Purchases and Redemptions of Shares
The Board has not adopted a policy of monitoring for frequent purchases and redemptions of shares that appear to attempt to take advantage of potential arbitrage opportunities. The Board believes this is appropriate because ETFs, such as the Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of shares remains at or close to NAV.
Taxes
The following is certain general information about taxation of the Fund:
•The Fund intends to qualify for treatment as a RIC for U.S. federal income tax purposes. In order to so qualify, the Fund must meet certain tests with respect to the sources

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and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions.
•If the Fund qualifies for treatment as a RIC, it is not subject to federal income tax on net investment income and net realized capital gains that the Fund timely distributes to its shareholders. If the Fund were to fail to so qualify, and were ineligible to or otherwise did not cure such failure, its taxable income and gains would be subject to tax at the Fund level, and distributions from earnings and profits would be taxable to shareholders as ordinary income.
•Investments by the Fund in futures and swap agreements are subject to numerous special and complex tax rules. These rules could affect the amount, timing or character of the distributions to shareholders by the Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid fund-level tax.
•Investments by the Fund in debt obligations issued or purchased at a discount and certain derivative instruments could cause the Fund to recognize taxable income in excess of the cash generated by such investments, potentially requiring the Fund to dispose of investments (including when otherwise disadvantageous to do so) in order to meet its distribution requirements, and such investments could affect the amount, timing or character of the income distributed to shareholders by the Fund. Investments by the Fund in shares of other investment companies could affect the amount, timing or character of the Fund’s distributions to shareholders relative to the Fund’s distributions had it invested directly in the securities held by the other investment companies.
•In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet an annual distribution requirement. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
Taxable investors should be aware of the following basic tax points:
•Distributions are taxable to you for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.
•Distributions declared in October, November or December of one year payable to shareholders of record in such month and paid by the end of January of the following year are taxable for federal income tax purposes as if received on December 31 of the calendar year in which the distributions were declared.
•Any distributions from income or short-term capital gains that you receive generally are taxable to you as ordinary dividends for federal income tax purposes. Ordinary dividends you receive that the Fund reports as “qualified dividend income” may be taxed at the same rates as long-term capital gains, but will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses. The Fund’s investment strategy may significantly limit its ability to distribute dividends as “qualified dividend income.”
•Any distributions of net long-term capital gains are taxable to you for federal income tax purposes as long-term capital gains includible in net capital gain and taxable to individuals at reduced rates, no matter how long you have owned your Fund shares.
•Distributions from net realized capital gains may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows.
•The Code generally imposes a 3.8% contribution tax on the “net investment income” of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of ordinary dividends and capital gain dividends, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.
•A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
•Dividend and capital gain distributions that you receive, as well as your gains or losses from any sale or exchange of

MANAGEMENT OF PROSHARES TRUST :: 27
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Fund shares, may be subject to state and local income taxes.
•Dividends paid to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) that the Fund properly reports as capital gain dividends, short-term capital gain dividends or interest -related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain other requirements are met. The Fund (or intermediary, as applicable) is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. The Fund’s dividends other than those the Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends generally will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Special tax considerations may apply to foreign persons investing in the Fund. Please see the SAI for more information.
•The Fund’s income from or the proceeds of dispositions of its non-U.S. investments may be subject to withholding and other taxes imposed by foreign countries, which will reduce the Fund’s return on and taxable distributions in respect of its non-U.S. investments. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of foreign securities, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it has paid. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for these amounts on your federal U.S. income tax return, subject to certain limitations.
•By law, a percentage of your distributions and proceeds will generally be withheld if you have not provided a taxpayer identification number or social security number, have underreported dividend or interest income or have failed to certify to the Fund or its agent that you are not subject to this withholding.
In addition, taxable investors who purchase or redeem Creation Units should be aware of the following:
•A person who exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and any cash amount paid.
•A person who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. However, all or a portion of any loss a person realizes upon an exchange of Creation Units for securities will be disallowed by the IRS if such person purchases other substantially identical shares of the Fund within 30 days before or after the exchange. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Note: This Prospectus provides general U.S. federal income tax information only. Your investment in the Fund may have other tax implications. If you are investing through a tax-deferred retirement account, such as an individual retirement account (IRA), special tax rules apply. Please consult your tax advisor for detailed information about the Fund’s tax consequences for you. See “Taxation” in the SAI for more information.
Premium/Discount Information
The Trust’s website (www.proshares.com) has information about the premiums and discounts for the Fund. Premiums or discounts are the differences between the NAV and market price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the NAV. A discount is the amount that the Fund is trading below the NAV.
Escheatment
Many states have unclaimed property rules that provide for transfer to the state (also known as “escheatment”) of unclaimed property under various circumstances. These circumstances include inactivity (e.g., no owner-intiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. Unclaimed or inactive accounts may be subject to escheatment laws, and the Fund and the Fund’s transfer agent will not be liable to shareholders and their representatives for good faith compliance with those laws.
Distribution (12b-1) Plan
Under a Rule 12b-1 Distribution Plan (the “Plan”) adopted by the Board, the Fund may pay the distributor and financial intermediaries, such as broker-dealers and investment advisors, up to 0.25% on an annualized basis of the average daily net assets of the Fund as reimbursement or compensation for distribution related activities with respect to the Fund. Because these fees would be paid out of the Fund’s assets on an on-going basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. No payments have yet been authorized by the Board, nor are any such expected to be made by the Fund under the Plan during the current fiscal year.

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Financial Highlights
Because the Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time. In the future, financial highlights will be presented in this section of the Prospectus.

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Investment Company Act file number 811-21114
ProShares Trust
7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814
866.PRO.5125 866.776.5125
ProShares.com

You can find additional information about the Fund in its current SAI, dated September 29, 2023, as may be amended from time to time has been filed electronically with the SEC and which is incorporated by reference into, and are legally a part of, this Prospectus. Copies of the SAI are available, free of charge, online at the Fund’s website (www.proshares.com). You may also request a free copy of the SAI or make inquiries to ProShares Trust by writing us at the address set forth above or calling us toll-free at the telephone number set forth above.
You can find other information about ProShares Trust on the SEC’s website (www.sec.gov) or you can get copies of this information after payment of a duplicating fee via email to publicinfo@sec.gov.
© 2023 ProShare Advisors LLC. All rights reserved.SEP-23

STATEMENT OF ADDITIONAL INFORMATION— September 29, 2023
ProShares Trust
7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814 866.PRO.5125 866.776.5125
ProShares Bitcoin & Ether Market Cap Weight Strategy ETF	BETH
This SAI is not a prospectus. It should be read in conjunction with the Prospectus of the series of ProShares Trust (the “Trust”) listed above dated September 29, 2023. A copy of the Prospectus is available, without charge, upon request to the address above, by telephone at the number above, or on the Trust’s website at proshares.com.
Principal U.S. National Stock Exchange	Fund
NYSE Arca	ProShares Bitcoin & Ether Market Cap Weight Strategy ETF

STATEMENT OF ADDITIONAL INFORMATION

GLOSSARY OF TERMS
For ease of use, certain terms or names that are used in this SAI have been shortened or abbreviated. A list of many of these terms and their corresponding full names or definitions can be found below. An investor may find it helpful to review the terms and names before reading the SAI.
Term	Definition
1933 Act	Securities Act of 1933, as amended
1934 Act	Securities and Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
Advisor or ProShare Advisors	ProShare Advisors LLC
Board of Trustees or Board	Board of Trustees of ProShares Trust
CCO	Chief Compliance Officer
CFTC	U.S. Commodity Futures Trading Commission
Code or Internal Revenue Code	Internal Revenue Code of 1986, as amended
CPO	Commodity Pool Operator
Distributor or SEI	SEI Investments Distribution Co.
ETF	Exchange traded fund
Exchange	NYSE Arca
Fund Complex	All operational registered investment companies that are advised by the Advisor or its affiliates
Independent Trustee(s)	Trustees who are not “Interested Persons” of ProShare Advisors or Trust as defined under Section 2(a)(19) of the 1940 Act
NAV	Net asset value
New Fund(s)	ProShares Bitcoin & Ether Market Cap Weight Strategy ETF
SEC	U.S. Securities and Exchange Commission
Shares	The shares of the Fund
Trust	ProShares Trust
Trustee(s)	One or more of the trustees of the Trust

GENERAL INFORMATION ABOUT THE TRUST
ProShares Trust is a Delaware statutory trust and is registered with the SEC as an open-end management investment company under the 1940 Act. The Trust was organized on May 29, 2002 and consists of multiple series.
The Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees of the Trust, without the approval of Fund shareholders. Other funds may be added in the future.
The Fund is an exchange-traded fund and the shares of the Fund are listed on the Exchange set forth on the cover of this SAI. The Shares trade on the relevant Exchange at market prices that may differ to some degree from the Shares’ NAVs. The Fund issues and redeems Shares on a continuous basis at NAV in large, specified numbers of Shares called “Creation Units.” Creation Units of the Fund are issued and redeemed entirely in cash. Except when aggregated in Creation Units, Shares cannot be purchased from and are not redeemable securities of the Fund. Retail investors, therefore, generally will not be able to purchase or redeem the Shares directly. Rather, most retail investors will purchase and sell Shares in the secondary market with the assistance of a broker. Reference is made to each Prospectus for a discussion of the investment objectives and policies of the Fund. The discussion below supplements, and should be read in conjunction with, each Prospectus.
Portfolio management is provided to the Fund by ProShare Advisors, a Maryland limited liability company with offices at 7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814.
The investment restrictions of the Fund specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that Fund, as defined in the 1940 Act. The investment objectives and all other investment policies of the Fund not specified as fundamental (including the index of the Fund) may be changed by the Board without the approval of shareholders.
The investment techniques and strategies discussed below may be used by the Fund if, in the opinion of ProShare Advisors, the techniques or strategies may be advantageous to the Fund. The Fund may reduce or eliminate its use of any of these techniques or strategies without changing the Fund’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to the Fund, will result in the achievement of the Fund’s objectives. Also, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, and management may determine to liquidate the Fund at a time that may not be opportune for shareholders.
EXCHANGE LISTING AND TRADING
There can be no assurance that the requirements of an Exchange necessary to maintain the listing of Shares of the Fund will continue to be met. An Exchange may remove the Fund from listing under certain circumstances.
As in the case of all equities traded on an Exchange, the brokers’ commission on transactions in the Fund will be based on negotiated commission rates at customary levels for retail customers.
In order to provide current Share pricing information, an Exchange disseminates an updated Indicative Optimized Portfolio Value (“IOPV”) for the Fund. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no warranty as to the accuracy of the IOPVs. IOPVs are expected to be disseminated on a per Fund basis every 15 seconds during regular trading hours of an Exchange.

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS
GENERAL
There can be no assurance that the Fund will achieve its investment objective.
For purposes of this SAI, the word “invest” refers to the Fund directly and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to the Fund’s direct and indirect investments in securities and other instruments. For example, the Fund may often invest indirectly in securities or instruments by using financial instruments with economic exposure similar to those securities or instruments.
Additional information concerning the Fund, its investment policies and techniques, and the securities and financial instruments in which it may invest is set forth below.
BITCOIN RELATED INVESTMENTS
Bitcoin is a digital asset which serves as the unit of account on an open source, decentralized, peer-to-peer computer network. Bitcoin may be used to pay for goods and services, stored for future use, or converted to a fiat currency. The value of bitcoin is not backed by any government, corporation, or other identified body.
The value of bitcoin is determined in part by the supply of (which is limited), and demand for, bitcoin in the markets for exchange that have been organized to facilitate the trading of bitcoin.
Bitcoin is maintained on the decentralized, open source, peer-to-peer computer network (the “Bitcoin Network”). No single entity owns or operates the Bitcoin Network. The Bitcoin Network is accessed through software and governs bitcoin’s creation, movement, and ownership. The source code for the Bitcoin Network, often referred to as the Bitcoin Protocol, is open source, and anyone can contribute to its development.
Bitcoin is the native token on the Bitcoin network. As with other cryptocurrencies, bitcoin and the Bitcoin blockchain have been designed to support a number of applications and use cases. For bitcoin, these include serving as a medium of exchange (e.g., digital cash) and as a durable store of value (e.g., digital gold). The Bitcoin network’s uses and capabilities are narrower when compared to the Ethereum network, which facilitates smart contracts and the issuance of other non-native tokens.
The Bitcoin Network
The infrastructure of the Bitcoin Network is collectively maintained by participants in the Bitcoin Network, which include miners, developers, and users. Miners validate transactions and are currently compensated for that service in bitcoin. Developers maintain and contribute updates to the Bitcoin Network’s source code often referred to as the Bitcoin Protocol. Users access the Bitcoin Network using open source software. Anyone can be a user, developer, or miner.
Bitcoin is “stored” on a digital transaction ledger commonly known as a “blockchain.” A blockchain is a type of shared and continually reconciled database, stored in a decentralized manner on the computers of certain users of the digital asset and protected by cryptography. The Bitcoin Blockchain contains a record and transaction history for each bitcoin.
New bitcoin is created by “mining.” Miners use specialized computer software and hardware to solve a highly complex mathematical problem presented by the Bitcoin Protocol. The first miner to successfully solve the problem is permitted to add a block of transactions to the Bitcoin Blockchain. The new block is then confirmed through acceptance by a majority of participants who maintain versions of the blockchain on their individual computers. Miners that successfully add a block to the Bitcoin Blockchain are automatically rewarded with a fixed amount of bitcoin for their effort plus any transaction fees paid by transferors whose transactions are recorded in the block. This reward system is the means by which new bitcoin enter circulation and is the mechanism by which versions of the blockchain held by users on a decentralized network are kept in consensus.

The Bitcoin Protocol
The Bitcoin Protocol is an open source project with no official company or group that controls the source. Anyone can review the underlying code and suggest changes. There are, however, a number of individual developers that regularly contribute to a specific distribution of bitcoin software known as the “Bitcoin Core.” Developers of the Bitcoin Core loosely oversee the development of the source code. There are many other compatible versions of the bitcoin software, but the Bitcoin Core is the most widely adopted and currently provides the de facto standard for the Bitcoin Protocol. The core developers are able to access, and can alter, the Bitcoin Network source code and, as a result, they are responsible for quasi-official releases of updates and other changes to the Bitcoin Network’s source code.
However, because bitcoin has no central authority, the release of updates to the Bitcoin Network’s source code by the core developers does not guarantee that the updates will be automatically adopted by the other participants. Users and miners must accept any changes made to the source code by downloading the proposed modification and that modification is effective only with respect to those bitcoin users and miners who choose to download it. As a practical matter, a modification to the source code becomes part of the Bitcoin Network only if it is accepted by participants that collectively have a majority of the processing power on the Bitcoin Network.
If a modification is accepted by only a percentage of users and miners, a division will occur such that one network will run the pre-modification source code and the other network will run the modified source code. Such a division is known as a “fork.”
Bitcoin Futures
The price of bitcoin futures is based on the expected price of bitcoin on certain crypto asset trading platforms at a future date, specifically, the expiration date of the bitcoin futures contract. Bitcoin futures prices are based on the Bitcoin Reference Rate, which reflects the price of bitcoin on certain crypto asset trading platforms only, and not the bitcoin cash market.
Although the Fund does not invest in or short bitcoin, events impacting the price of bitcoin across all digital asset trading venues could impact the price and market for bitcoin futures, and therefore the performance of the Fund. Such trading venues may serve as a pricing source for the calculation of the CME CF Bitcoin Reference Rate which provides reference prices for final settlement of CME bitcoin futures. These trading venues are or may become subject to regulatory actions that may have a material adverse impact on the Fund, its investments, and its ability to implement its investment strategy.
The liquidity of the market for bitcoin futures depends on, among other things: the supply and demand for bitcoin futures; the supply and demand for bitcoin; the adoption of bitcoin for commercial uses; the anticipated increase of investments in bitcoin-related investment products by retail and institutional investors; speculative interest in bitcoin, bitcoin futures, and bitcoin-related investment products; regulatory or other restrictions on investors’ ability to invest in bitcoin futures; and the potential ability to hedge against the price of bitcoin with bitcoin futures (and vice versa).
The market for bitcoin futures may be illiquid. This means that the Fund may not be able to buy and sell bitcoin futures quickly or at the desired price. For example, it is difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. A materially adverse development in one or more of the factors on which the liquidity of the market for bitcoin futures depends may cause the market to become illiquid, for short or long periods. In such markets, the Fund may not be able to buy and sell bitcoin futures quickly (or at all) or at the desired price. Market illiquidity may cause losses for the Fund. Additionally, the large size of the futures positions which the Fund may acquire increases the risk of illiquidity, as larger positions may be more difficult to fully liquidate, may take longer to liquidate, and, as a result of their size, may expose the Fund to potentially more significant losses while trying to do so. Limits imposed by counterparties, exchanges or other regulatory organizations, such as accountability levels, position limits and daily price fluctuation limits, may contribute to a lack of liquidity with respect to some financial instruments and have a negative impact on Fund performance. During periods of market illiquidity, including periods of market disruption and volatility, it may be difficult or impossible for the Fund to buy or sell futures contracts or other financial instruments.
The contractual obligations of a buyer or seller holding a futures contract to expiration may be satisfied by settling in cash as provided by the terms of such contract. However, the Fund does not intend to hold bitcoin futures through expiration. Instead, the Fund intends to “roll” futures positions. “Rolling” refers to a process whereby futures contracts nearing expiration are closed out and replaced with identical futures contracts with a later expiration date. Accordingly, the Fund is subject to risks related to rolling.
When the market for certain futures contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby bitcoin futures would take place at a price that is lower than the price of the more distant bitcoin futures. This pattern of higher futures prices for longer expiration bitcoin futures is often referred to as “contango.” Alternatively, when the market for certain bitcoin futures is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the rolling process of the more nearby bitcoin futures would take place at a price that is higher than the price of the more distant bitcoin futures. This pattern of higher future prices for shorter expiration bitcoin futures is referred to as “backwardation.”
There have been extended periods in which contango or backwardation has existed in certain futures markets in general. Such periods could occur in the future for bitcoin futures and may cause significant and sustained losses. Additionally because of the frequency with which the Fund may roll futures contracts, the impact of contango or backwardation on Fund performance may be greater than it would have been if the Fund rolled futures contracts less frequently.
The CME has established margin requirements for bitcoin futures at levels that may be substantially higher than the margin requirements for more established futures contracts. The futures commission merchants (“FCMs”) utilized by the Fund may impose margin requirements in addition to those imposed by the exchanges. Margin requirements are subject to change, and may be raised in the future by the exchanges and the FCMs. Margin Requirements may be more likely to change during periods of high volatility. High margin requirements could prevent the Fund from obtaining sufficient exposure to bitcoin futures and may adversely affect its ability to achieve its investment objective. An FCM’s failure to return required margin to the Fund on a timely basis may cause such Fund to delay redemption settlement dates and/or restrict, postpone or limit the right of redemption.
The term “margin” refers to the minimum amount the Fund must deposit and maintain with its FCM in order to establish an open position in futures contracts. The minimum amount of margin required in connection with a particular futures contract is set by the exchange on which such contract is traded and is subject to change at any time during the term of the contract. FCMs may require customers to post additional amounts above the required minimums. Futures contracts are customarily bought and sold on margins that represent a percentage of the aggregate purchase or sales price of the contract.
In addition, FCMs utilized by the Fund may impose limits on the amount of exposure to futures contracts the Fund can obtain through such FCMs. As a result, the Fund may need to transact through a number of FCMs to achieve its investment objective. If enough FCMs are not willing to transact with the Fund, or if exposure limits imposed by such FCMs do not provide sufficient exposure, the Fund may not be able to achieve its investment objective.
There may be circumstances that could prevent or make it impractical for the Fund to operate in a manner consistent with its investment objective and investment strategies.
The price of bitcoin has experienced periods of extreme volatility. The price of bitcoin may change dramatically and without warning. This volatility is due to a number of factors, including the supply and demand for bitcoin, concerns about potential manipulation of the price of bitcoin and the safety of bitcoin, market perceptions of the value of bitcoin as an investment, continuing development of the regulations applicable to bitcoin, and the changes exhibited by an early-stage technological innovation.

It is believed that speculators and investors who seek to profit from trading and holding bitcoin currently account for a significant portion of bitcoin demand. Such speculation regarding the potential future appreciation in the price of bitcoin may artificially inflate or deflate the price of bitcoin. Conversely, evolving government regulation, the perception of onerous regulatory actions, concerns over the potential for fraud and manipulation of the price of bitcoin and other factors may cause volatility in the price of bitcoin. Developments related to the Bitcoin Network’s operations, also contribute to the volatility in the price of bitcoin. These factors may continue to cause the price of bitcoin to be volatile, which may have a negative impact on the performance of the Fund.
The trading of bitcoin is fragmented across numerous digital asset trading venues. The fragmentation of the volume of bitcoin transactions across multiple digital asset trading venues can lead to a higher volatility than would be expected if volume was concentrated in a single digital asset trading venue. Market fragmentation and volatility increases the likelihood of price differences across different digital asset trading venues.
Market participants trading bitcoin futures may seek to “hedge” or otherwise manage their exposure to such contracts by taking offsetting positions in bitcoin. Fragmentation may require market participants to analyze multiple prices, which may be inconsistent and quickly changing. Fragmentation also may require market participants to potentially fill their positions through a number of transactions on different crypto asset trading platforms. These factors potentially increase the cost and uncertainty of trading bitcoin and may decrease the effectiveness of using transactions in bitcoin to help manage or offset positions in bitcoin futures. Market participants who are unable to fully or effectively manage or hedge their positions in bitcoin futures typically would be expected to widen the bid-ask spreads on such contracts, which could potentially decrease the trading volume and liquidity of such contracts and have a negative impact on the price of such contracts.
Bitcoin, the Bitcoin Network and digital asset trading venues are relatively new and not subject to the same regulations as regulated securities or futures exchanges. Bitcoin crypto asset trading platforms that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. As a result, markets for bitcoin may be subject to manipulation or fraud and may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Investors in bitcoin may lose money, possibly the entire value of their investments.
There is no central registry showing which individuals or entities own bitcoin or the quantity of bitcoin that is owned by any particular person or entity. It is possible that a small group of early bitcoin adopters hold a significant proportion of the bitcoin that has been thus far created. There are no regulations in place that would prevent a large holder of bitcoin or a group of holders from selling their bitcoins, which could depress the price of bitcoin, or otherwise attempting to manipulate the price of bitcoin or the Bitcoin Network.
Events could adversely affect the price of bitcoin, reduce user confidence in bitcoin, the Bitcoin Network and the fairness of the venues for trading bitcoin and slow (or even reverse) the further adoption of bitcoin. Such occurrences may introduce additional volatility and have a negative impact on Fund performance.
Malicious actors could theoretically structure an attack whereby such actors gains control of more than half of the Bitcoin Network’s processing power, or “aggregate hashrate.” If a malicious actor or group of actors acquired a hashrate exceeding the rest of the Bitcoin Network, it would be able to exert unilateral control over the addition of blocks to the Bitcoin Blockchain. This would allow a malicious actor to engage in “double spending” (i.e., use the same bitcoin for two or more transactions), prevent other transactions from being confirmed on the Bitcoin Blockchain, or prevent other miners from mining any valid new blocks. Each of the events described above, among other things, could adversely affect the price of bitcoin; reduce user confidence in bitcoin, the Bitcoin Network and the fairness of digital asset trading venues; and slow (or even reverse) the further adoption of bitcoin.

The Bitcoin Protocol was built using open source software by a small group of developers known as the “Bitcoin Core” (as defined herein) who help develop and maintain the original version of bitcoin, the underlying asset upon which bitcoin futures are based. The open source nature of the Bitcoin Protocol permits any developer to review the underlying code and suggest changes to it via “Bitcoin Improvement Proposals”, or “BIPs.” If accepted by a sufficient number of miners, BIPs may result in substantial changes to the Bitcoin Network, including changes that result in “forks” (as described herein). The Bitcoin Network has already experienced two major forks after developers attempted to increase transaction capacity. Blocks mined on these new “forked” networks now diverge from blocks mined on the original Bitcoin Network maintained by the Bitcoin Core, resulting in the creation of two new blockchains whose digital assets are referred to as “Bitcoin Cash” and “Bitcoin Gold.” Bitcoin, Bitcoin Cash and Bitcoin Gold now operate as separate, independent networks. Multiple BIPs still exist, many of which are aimed at increasing the transaction capacity of the Bitcoin Network, and it is possible that one or more of these BIPs could result in further network forks. It is possible that the price of the bitcoin futures subsequent to a “fork” may be linked to the price of bitcoin on only one of the resulting Bitcoin Networks, rather than the aggregate price of bitcoin on all resulting Bitcoin Networks.
The CME considers a hard fork of the Bitcoin Blockchain where both forks continue to be actively mined and traded but may not be fungible with each other, as an unusual and extreme circumstance. The CME has determined, in the event of a hard fork or other circumstance in which the split of bitcoin is expected, CME shall decide what action to take to align bitcoin futures exposure with cash market exposures, as the CME deems appropriate.
It is possible that, notwithstanding the protocols implemented to attempt to address the impact of forks on bitcoin futures, forks and similar events could have an adverse effect on the price of bitcoin and the bitcoin futures in which the Fund invests and may adversely affect an investment in the Fund. The price of bitcoin is highly volatile, which could have a negative impact on the price and trading of bitcoin futures and the performance of the Fund.
It is believed that speculators and investors who seek to profit from trading and holding bitcoin currently account for a significant portion of bitcoin demand. Such speculation regarding the potential future appreciation in the price of bitcoin may artificially inflate or deflate the price of bitcoin. Conversely, evolving government regulation, the perception of onerous regulatory actions, concerns over the potential for fraud and manipulation of the price of bitcoin and other factors may cause a drop in the price of bitcoin. Developments related to the Bitcoin Network’s operations, also contribute to the volatility in the price of bitcoin. These factors may continue to cause the price of bitcoin to be volatile, which may have a negative impact on the performance of the bitcoin futures and on the performance of the Fund.
Since the price and trading of bitcoin futures is influenced by the price of bitcoin and events impacting the price of bitcoin, the Bitcoin Network or the digital asset trading venues, each of the events described above could have a negative impact on the price and market for bitcoin futures. For example, such events could lead to a lack of liquidity in the market for bitcoin futures or have a negative impact on the price of bitcoin futures.
Changes in the Bitcoin Network could have an adverse effect on the operation and price of bitcoin, which could have an adverse effect on the price of bitcoin futures and the value of an investment in the Fund.
New bitcoin is created when bitcoin “miners” use computers on the Bitcoin Network to solve bitcoin’s “proof of work” algorithm which records and verifies every bitcoin transaction on the Bitcoin Blockchain. In return for their services, miners are rewarded through receipt of a set amount of bitcoin known as the “block reward.” The current block reward for solving a new block is six and one quarter (6.25) bitcoin per block; a decrease from twelve and one half (12.5) bitcoin in May 2020. Based on current processing power, or “hashrate”, the block reward is estimated to halve every four (4) years. Because the block reward slowly declines at a fixed rate over time, a user may incentivize a miner to prioritize the processing of their transaction by including excess bitcoin which is collected by the miner in the form of a “transaction fee.” If transaction fees are not sufficiently high or if transaction fees increase to the point of being prohibitively expensive for users, miners may not have an adequate incentive to continue mining and may cease their mining operations.
If the price of bitcoin or the reward for mining new blocks is not sufficiently high to incentivize miners, miners may cease expending hashrate to solve blocks and, as a result, confirmations of transactions on the Bitcoin Blockchain could be slowed temporarily and inhibit the function of the Bitcoin Network. This could have a negative impact on the value of an investment in the Fund.
Additionally, if the price of bitcoin falls below that which is required for mining operators to turn a profit, some mining operators may temporarily discontinue mining bitcoin by either halting operations or switching their mining operations to mine other digital assets. If miners reduce or cease their mining operations it would reduce the aggregate hashrate on the Bitcoin Network, which would adversely affect the confirmation process for transactions (i.e., temporarily decreasing the speed at which blocks are added to the blockchain until the next scheduled adjustment in difficulty for block solutions) and make the Bitcoin Network more vulnerable to a malicious actor obtaining control in excess of fifty (50) percent of the aggregate hashrate on the Bitcoin Network. Periodically, the Bitcoin Network is designed to adjust the difficulty for block solutions so that solution speeds remain in the vicinity of the expected ten (10) minute confirmation time currently targeted by the Bitcoin Network protocol, but significant reductions in aggregate hashrate on the Bitcoin Network could result in material delays in transaction confirmation time. Any reduction in confidence in the confirmation process or aggregate hashrate of the Bitcoin Network may adversely affect the utility and price of bitcoin, which may have a negative impact on bitcoin futures.
A decline in the adoption of bitcoin could have a negative impact on the price of bitcoin and the bitcoin trading venues and, in turn, a negative impact on the price and market for bitcoin futures.
Bitcoin is used as a form of payment both directly and, more commonly, through an intermediary service which converts bitcoin payments into local currency. However, the adoption of bitcoin has been limited when compared with the increase in the price of bitcoin as determined by the digital asset trading venues. This may indicate that the majority of bitcoin’s use continues to be for investment and speculative purposes. The continued adoption of bitcoin will require growth in its usage as a means of payment and in the Bitcoin Blockchain for various applications.
A lack of expansion or a reduction in usage of bitcoin and the Bitcoin Blockchain could adversely affect the digital asset trading venues. This, in turn, may have a negative impact on the market for bitcoin. Even if growth in bitcoin adoption continues in the near or medium-term, there is no assurance that bitcoin usage, or the market for bitcoin futures, will continue to grow over the long-term. A contraction in the use of bitcoin may result in a lack of liquidity in the digital asset trading venues, increased volatility in or a reduction to the price of bitcoin, and other negative consequences. This, in turn, could exacerbate any lack of liquidity in the market for bitcoin futures, cause increased volatility in, or a reduction to the price, of bitcoin futures and other negative consequences. Each of these events could increase volatility that would adversely impact the value of an investment in the Fund.
A new competing digital asset may pose a challenge to bitcoin’s current market dominance, resulting in a reduction in demand for bitcoin, which could have a negative impact on the price and market for bitcoin.
The Bitcoin Network and bitcoin, as an asset, currently hold a “first-to-market” advantage over other digital assets. This first-to-market advantage has resulted in the Bitcoin Network evolving into the most well-developed network of any digital asset. The Bitcoin Network currently enjoys the largest user base of any digital asset and, more importantly, the largest combined mining power in use to secure the Bitcoin Blockchain. Having a large mining network enhances user confidence regarding the security of the Bitcoin Blockchain and long-term stability of the Bitcoin Network. However, the large mining network also increases the difficulty of solving for bitcoins, which at times may incentivize miners to mine other digital assets. It is possible that real or perceived shortcomings in the Bitcoin Network, technological, regulatory or other developments could result in a decline in popularity and acceptance of bitcoin and the Bitcoin Network.

It is possible that other blockchains will emerge that are similarly designed to serve as an alternative payment system, such as those focused on privacy through the use of zero-knowledge cryptography. These alternative blockchains have in the past and may in the future seek to compete with the Bitcoin Network by offering networks that improve the speed of transaction processing, address issues in the finality and variability of transaction fees in the Bitcoin Networks, and with lesser volatility in the digital asset’s price than bitcoin. The market demand for these alternative blockchains may reduce the market demand for bitcoin which would adversely impact the price of bitcoin, and as a result, an investment in the Fund.
It is also possible that other digital assets and trading systems could become more widely accepted and used than bitcoin. In particular, digital assets “Ethereum”, “Ripple” and “Stellar” have acquired a substantial share of the digital asset market in recent years, which may be in part due to perceived institutional backing, demand for unique or additional use‐cases, and/or demand for potentially advantageous features not incorporated into the Bitcoin Network and bitcoin. Additionally, growth in market share for other digital assets may be in part due to demand for consensus mechanisms and scalability different from the Bitcoin Network and bitcoin. Such demand may exceed demand for the bitcoin Network and bitcoin. There are other digital assets, or alt-coins, gaining momentum as the price of the bitcoin continues to rise and investors see the cheaper digital assets as attractive alternatives. Additionally, the continued rise of alt-coins could lead to a reduction in demand for bitcoin, which could have a negative impact on the price and market for bitcoin and the digital asset trading venues.
Regulatory initiatives by governments and uniform law proposals by academics and participants in the bitcoin economy may impact the use of bitcoin or the operation of the Bitcoin Network in a manner that adversely affects bitcoin futures.
As bitcoin and other digital assets have grown in popularity and market size, certain U.S. federal and state governments, foreign governments and self-regulatory agencies have begun to examine the operations of bitcoin, cryptocurrencies and other digital assets, the Bitcoin Network, bitcoin users, and the digital asset trading venues. Regulation of digital assets, like bitcoin, and initial coin offerings (“ICOs”) in the U.S. and foreign jurisdictions could restrict the use of bitcoin or impose other requirements that may adversely impact the liquidity and price of bitcoin, the demand for bitcoin, the operations of the digital asset trading venues and the performance of the bitcoin futures. If the digital asset trading venues become subject to onerous regulations, among other things, trading in bitcoin may be concentrated in a smaller number of crypto asset trading platforms, which may materially impact the price, volatility and trading volumes of bitcoin. Additionally, the digital asset trading venues may be required to comply with tax, anti-money laundering (“AML”), know-your-customer (“KYC”) and other regulatory requirements, compliance and reporting obligations that may make it more costly to transact in or trade bitcoin (which may materially impact price, volatility or trading of bitcoin more generally). Each of these events could have a negative impact on the price of bitcoin futures and increase volatility.
The regulation of bitcoin, digital assets and related products and services continues to evolve. The inconsistent and sometimes conflicting regulatory landscape may make it more difficult for bitcoin businesses to provide services, which may impede the growth of the bitcoin economy and have an adverse effect on consumer adoption and the market value of bitcoin. Conversely, the resolution of these conflicts may result in the rapid expansion of the bitcoin economy and consumer adoption. There is a possibility of future regulatory change altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to operate.
Additionally, to the extent that bitcoin itself is determined to be a security, commodity future or other regulated asset, or to the extent that a United States or foreign government or quasi-governmental agency exerts regulatory authority over the Bitcoin Network, bitcoin trading or ownership in bitcoin, the bitcoin futures may be adversely affected, which may have an adverse effect on the value of your investment in the Fund. In sum, bitcoin regulation takes many different forms and will, therefore, impact bitcoin and its usage in a variety of manners.

The Bitcoin Network is currently maintained by the Bitcoin Core and no single entity owns the Bitcoin Network. However, with the growing adoption of bitcoin and the significant increase in speculative activity surrounding bitcoin and digital assets, third parties may be increasingly motivated to assert intellectual property rights claims relating to the operation of the Bitcoin Network or applications built upon the Bitcoin Blockchain. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the Bitcoin Network’s or the Bitcoin Blockchain’s long-term viability or the ability of end-users to hold and transfer bitcoin may adversely affect the price of bitcoin and adversely affect the bitcoin futures. Additionally, a meritorious intellectual property rights claim could prevent end-users from accessing the Bitcoin Network or holding or transferring their bitcoin, which could adversely affect the value of the bitcoin futures.
An interruption in Internet service or a limitation of Internet access could impact the functionality of the Bitcoin Network.
The Bitcoin Network’s functionality relies on the Internet. A broadly accepted and widely adopted decentralized network is necessary for a fully-functional blockchain network, such as the Bitcoin Network. Features of the Bitcoin Network, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, are essential to preserve the stability of the network and decrease the risk of fraud or cyber-attacks. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of the Bitcoin Network. Any technical disruptions or regulatory limitations that affect Internet access may have an adverse effect on the Bitcoin Network, the price of bitcoin and bitcoin futures.
ETHER RELATED INVESTMENTS
Ether
Ether is a digital asset which serves as the unit of account on an open-source, decentralized, peer-to-peer computer network. Ether may be used to pay for goods and services, stored for future use, or converted to a fiat currency. As of the date of this Prospectus, the adoption of ether for these purposes has been limited. The value of ether is not backed by any government, corporation, or other identified body.
The value of ether is determined in part by the supply of and demand for, ether in the markets for exchange that have been organized to facilitate the trading of ether. Ether is the second largest digital asset by market capitalization behind bitcoin.
Ether is maintained on the decentralized, open source, peer-to-peer computer network (“Ethereum Network”). No single entity owns or operates the Ethereum Network.
Ether is the native token on the Ethereum network, but users may create additional tokens, the ownership of which is recorded on the Ethereum network. As with other cryptocurrencies, ether and the Ethereum blockchain have been designed to support a number of applications and use cases. For ether, these include: serving as a medium or exchange and a durable store of value, facilitating the use of smart contracts and decentralized products and platforms, permitting the issuance and exchange of non-native tokens (including non-fungible tokens and asset-backed tokens), and supporting various “layer 2” projects. Compared to the Bitcoin network, which is solely intended to record the ownership of bitcoin, the intended uses of the Ethereum network are far more broad.
The Ethereum Foundation (EF) is a non-profit organization that is dedicated to supporting Ethereum and related technologies. The EF, alongside other organizations, supports Ethereum Protocol development through funding and advocacy. The EF finances its activities through its initial allocation of ether at the launch of the Ether Network in 2015. Although the EF does not control Ethereum, and is one of many organizations within the Ethereum ecosystem, it is the most significant driving force for Ethereum Protocol development and support of Ethereum generally.

Ethereum Network
The infrastructure of the Ethereum Network is collectively maintained by participants in the Ethereum Network, which include validators, developers, and users. Validators validate transactions and are currently compensated for that service in ether, as determined by the Ethereum Protocol. Developers maintain and contribute updates to the Ethereum Network’s source code. Users access the Ethereum Network using open-source software. Anyone can be a user, developer, or validator.
Ether is maintained on a digital transaction ledger commonly known as a “blockchain.” A blockchain is a type of shared and continually reconciled database, stored in a decentralized manner on the computers of certain users of the digital asset and is protected by cryptography. The Ethereum blockchain contains a record and history for each ether transaction.
The Ethereum blockchain allows for the creation of decentralized applications that are supported by a transaction protocol referred to as “smart contracts,” which includes the cryptographic operations that verify and secure ether transactions. A smart contract operates by a pre-defined set of rules (i.e., “if/then statements”) that allows it to automatically execute code on the Ethereum Network. Such actions taken by the pre-defined set of rules are not necessarily contractual in nature but are intended to eliminate the need for a third party to carry out code execution on behalf of users, making the system decentralized, allowing decentralized application developers to create a wide range of applications.
Ethereum Protocol
The Ether Protocol is an open source project with no official company or group in control. Anyone can review the underlying code and suggest changes. Because there is no central authority, the release of updates to the Ethereum Protocol source code by developers does not guarantee that the updates will be automatically adopted by the other participants. Users and validators must accept any changes made to the source code by downloading the proposed modification and that modification is effective only with respect to those ether users and validators who choose to download it. As a practical matter, a modification to the source code becomes part of the Ethereum Network only if it is accepted by validators that collectively represent a supermajority (two-thirds) of the cumulative validations on the Ethereum blockchain.
If a modification is accepted by only a portion of users and validators, a division will occur such that one network will run the pre-modification source code and the other network will run the modified source code. Such a division is known as a “fork.”
New ether is created through “staking” of ether by validators. Validators are required to stake ether in order to perform validation activities and then, as a reward, earn newly created ether. Validation activities include verifying transactions, storing data, and adding to the Ethereum blockchain. Further, with its collective computing power on the distributed network, the Ethereum network provides the ability to execute peer-to-peer transactions to realize, via smart contracts, automatic, conditional transfer of value and information, including money, voting rights, and property.
An Ethereum private key controls the transfer or “spending” of ether from its associated public Ethereum address. An Ethereum “wallet” is a collection of public Ethereum addresses and their associated private key(s). It is designed such that only the owner of ether can send ether, only the intended recipient of ether can unlock what the sender sent and both transactions and ownership can be verified by any third party anywhere in the world.’
Fees need to be paid in ether in order to facilitate transactions and execute smart contracts. The fee that is charged is called “gas.” Gas price is often a small fraction of ether, which is denoted in the unit of Gwei (10^9 Gwei = 1 ether). Gas is essential in sustaining the Ethereum network. It incentivizes validators to process and verify transactions and incentivizes new validators to stake ether. Gas fees are a product of Ethereum network demand relative to the Ethereum network’s capacity.

Ether Futures
A futures contract is a standardized contract traded on, or subject to the rules of, an exchange to buy or sell a specified type and quantity of a particular underlying asset at a designated price. Futures contracts are traded on a wide variety of underlying assets, including ether, bonds, interest rates, agricultural products, stock indexes, currencies, digital assets, energy, metals, economic indicators and statistical measures. The notional size and calendar term of futures contracts on a particular underlying asset are identical and are not subject to any negotiation, other than with respect to price and the number of contracts traded between the buyer and seller. Futures contracts expire on a designated date, referred to as the “expiration date.”
The Fund generally deposits cash (also known as “margin”) with an FCM for its open positions in futures contracts. The margin requirements or position limits may be based on the notional exposure of the futures contracts or the number of futures contracts purchased. The FCM, in turn, generally transfers such deposits to the clearing house to protect the clearing house against non-payment by the Fund. “Variation Margin” is the amount of cash that each party agrees to pay to or receive from the other to reflect the daily fluctuation in the value of the futures contract. The clearing house becomes substituted for each counterparty to a futures contract and, in effect, guarantees performance. In addition, the FCM may require the Fund to deposit additional margin collateral in excess of the clearing house’s requirements for the FCM’s own protection. Margin requirements for CME Ether Futures are substantially higher than margin requirements for many other types of futures contracts.
CME Ether Futures commenced trading on the CME Globex electronic trading platform on February 8, 2021 under the ticker symbol “ETH”. CME Ether Futures are cash-settled in U.S. dollars, based on the CME CF Ether Reference Rate. The CME CF Ether Reference Rate is a volume-weighted composite of U.S. dollar-ether trading activity on the Constituent Exchanges. The Constituent Exchanges are selected by CF Benchmarks based on the Constituent Exchange Criteria. The Constituent Exchange Criteria requires each Constituent Exchange to implement policies and procedures to ensure fair and transparent market conditions and to identify and impede illegal, unfair or manipulative trading practices. Additionally, each Constituent Exchange must comply with, among other things, capital market regulations, money transmission regulations, client money custody regulations, know-you-client regulations and anti-money laundering regulations.
Each Constituent Exchange is reviewed annually by an oversight committee established by CF Benchmarks to confirm that the Constituent Exchange continues to meet all criteria. CF Benchmarks and the CME CF Ether Reference Rate are subject to United Kingdom Financial Conduct Authority Regulation
Although the Fund does not invest in ether, events impacting the price of ether across all ether trading venues could impact the price and market for ether futures, and therefore the performance of the Fund. Such trading venues may serve as a pricing source for the calculation of the CME CF Ether Reference Rate which provides reference prices for final settlement of CME ether futures. These trading venues are or may become subject to regulatory actions that may have a material adverse impact on the Fund, its investments, and its ability to implement its investment strategy.
The liquidity of the market for ether futures depends on, among other things: the supply and demand for ether futures; the supply and demand for ether; the adoption of ether for commercial uses; the anticipated increase of investments in ether-related investment products by retail and institutional investors; speculative interest in ether, ether futures, and ether-related investment products; regulatory or other restrictions on investors’ ability to invest in ether futures; and the potential ability to hedge against the price of ether with ether futures (and vice versa).
The market for ether futures may be illiquid. This means that the Fund may not be able to buy and sell ether futures quickly or at the desired price. For example, it is difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. A materially adverse development in one or more of the factors on which the liquidity of the market for ether futures depends may cause the market to become illiquid, for short or long periods. In such markets, the Fund may not be able to buy and sell ether futures quickly (or at all) or at the desired price. Market illiquidity may cause losses for the Fund. Additionally, the large size of the futures positions which the Fund may acquire increases the risk of illiquidity, as larger positions may be more difficult to fully liquidate, may take longer to liquidate, and, as a result of their size, may expose the Fund to potentially more significant losses while trying to do so. Limits imposed by counterparties, exchanges or other regulatory organizations, such as accountability levels, position limits and daily price fluctuation limits, may contribute to a lack of liquidity with respect to some financial instruments and have a negative impact on Fund performance. During periods of market illiquidity, including periods of market disruption and volatility, it may be difficult or impossible for the Fund to buy or sell futures contracts or other financial instruments.
The contractual obligations of a buyer or seller holding a futures contract to expiration may be satisfied by settling in cash as provided by the terms of such contract. However, the Fund does not intend to hold ether futures through expiration. Instead, the Fund intends to “roll” futures positions. “Rolling” refers to a process whereby futures contracts nearing expiration are closed out and replaced with identical futures contracts with a later expiration date. Accordingly, the Fund is subject to risks related to rolling.
When the market for certain futures contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby ether futures would take place at a price that is lower than the price of the more distant ether futures. This pattern of higher futures prices for longer expiration ether futures is often referred to as “contango.” Alternatively, when the market for certain ether futures is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the rolling process of the more nearby ether futures would take place at a price that is higher than the price of the more distant ether futures. This pattern of higher future prices for shorter expiration ether futures is referred to as “backwardation.”
There have been extended periods in which contango or backwardation has existed in certain futures markets in general. Such periods could occur in the future for ether futures and may cause significant and sustained losses. Additionally because of the frequency with which the Fund may roll futures contracts, the impact of contango or backwardation on Fund performance may be greater than it would have been if the Fund rolled futures contracts less frequently.
The CME has established margin requirements for ether futures at levels that may be substantially higher than the margin requirements for more established futures contracts. The Futures Commission Merchants (“FCMs”) utilized by the Fund may impose margin requirements in addition to those imposed by the exchanges. Margin requirements are subject to change, and may be raised in the future by the exchanges and the FCMs. Margin Requirements may be more likely to change during periods of high volatility. High margin requirements could prevent the Fund from obtaining sufficient exposure to ether futures and may adversely affect its ability to achieve its investment objective. An FCM’s failure to return required margin to the Fund on a timely basis may cause such Fund to delay redemption settlement dates and/or restrict, postpone or limit the right of redemption.
The term “margin” refers to the minimum amount the Fund must deposit and maintain with its FCM in order to establish an open position in futures contracts. The minimum amount of margin required in connection with a particular futures contract is set by the exchange on which such contract is traded and is subject to change at any time during the term of the contract. FCMs may require customers to post additional amounts above the required minimums. Futures contracts are customarily bought and sold on margins that represent a percentage of the aggregate purchase or sales price of the contract.
In addition, FCMs utilized by the Fund may impose limits on the amount of exposure to futures contracts the Fund can obtain through such FCMs. As a result, the Fund may need to transact through a number of FCMs to achieve its investment objective. If enough FCMs are not willing to transact with the Fund, or if exposure limits imposed by such FCMs do not provide sufficient exposure, the Fund may not be able to achieve its investment objective.
There may be circumstances that could prevent or make it impractical for the Fund to operate in a manner consistent with its investment objective and investment strategies.

The price of ether has experienced periods of extreme volatility. The price of ether may change dramatically and without warning. This volatility is due to a number of factors, including the supply and demand for ether, concerns about potential manipulation of the price of ether and the safety of ether, market perceptions of the value of ether as an investment, continuing development of the regulations applicable to ether, and the changes exhibited by an early-stage technological innovation.
It is believed that speculators and investors who seek to profit from trading and holding ether currently account for a significant portion of ether demand. Such speculation regarding the potential future appreciation in the price of ether may artificially inflate or deflate the price of ether. Conversely, evolving government regulation, the perception of onerous regulatory actions, concerns over the potential for fraud and manipulation of the price of ether and other factors may cause a drop in the price of ether. Developments related to the Ethereum Network’s operations, also contribute to the volatility in the price of ether. These factors may continue to cause the price of ether to be volatile, which may have a negative impact on the performance of the ether futures and on the performance of the Fund.
The trading of ether is fragmented across numerous trading venues. The fragmentation of the volume of ether transactions across multiple trading venues can lead to a higher volatility than would be expected if volume was concentrated in a single trading venue. Market fragmentation and volatility increases the likelihood of price differences across different trading venues.
Market participants trading ether futures may seek to “hedge” or otherwise manage their exposure to such contracts by taking offsetting positions in ether. Fragmentation may require market participants to analyze multiple prices, which may be inconsistent and quickly changing. Fragmentation also may require market participants to potentially fill their positions through a number of transactions on different crypto asset trading platforms. These factors potentially increase the cost and uncertainty of trading ether and may decrease the effectiveness of using transactions in ether to help manage or offset positions in ether futures. Market participants who are unable to fully or effectively manage or hedge their positions in ether futures typically would be expected to widen the bid-ask spreads on such contracts, which could potentially decrease the trading volume and liquidity of such contracts and have a negative impact on the price of such contracts.
Ether, the Ethereum Network and ether trading venues are relatively new and not subject to the same regulations as regulated securities or futures exchanges. Ether crypto asset trading platforms that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. As a result, markets for ether may be subject to manipulation or fraud and may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Investors in ether may lose money, possibly the entire value of their investments.
There is no central registry showing which individuals or entities own ether or the quantity of ether that is owned by any particular person or entity. It is possible that a small group of early ether adopters hold a significant proportion of the ether that has been thus far created. There are no regulations in place that would prevent a large holder of ether or a group of holders from selling their ether, which could depress the price of ether, or otherwise attempting to manipulate the price of ether or the Ethereum Network.
Events could adversely affect the price of ether, reduce user confidence in ether, the Ethereum Network and the fairness of the venues for trading ether and slow (or even reverse) the further adoption of ether.
Malicious actors could theoretically structure an attack whereby they gain control of more than half of the network’s staked ether, or “aggregate stake.” If a malicious actor or group of actors acquired a stake exceeding the rest of the Ethereum network, they would be able to exert unilateral control over the addition of blocks to the Ethereum blockchain. This would allow them to engage in “double spending,” prevent other transactions from being confirmed on the Ethereum blockchain or prevent other validators from validating any new blocks. Each of these events, among other things, could adversely affect the price of ether, reduce user confidence in the Ethereum Network and the fairness of ether trading venues, and slow (or even reverse) the further adoption of ether.

The Ethereum Protocol was built using open source software by a small group of developers who help develop and maintain the original version of ether, the underlying asset upon which ether futures are based. The open source nature of the Ethereum Protocol permits any developer to review the underlying code and suggest changes to it. If accepted by a sufficient number of validators, these changes may result in substantial changes to the Ethereum Network, including changes that result in “forks” (as described herein). It is possible that the price of ether futures subsequent to a “fork” may be linked to the price of ether on only one of the resulting Ethereum Networks, rather than the aggregate price of ether on all resulting Ethereum Networks.
In April 2016, a decentralized autonomous organization, known as “The DAO” launched on the Ethereum Network. Decentralized autonomous organizations operate on smart contracts which form a foundational framework that dictates how the organization will operate. In exchange for ether, The DAO created DAO Tokens (proportional to the amount of ether paid) that were then assigned to the Ethereum blockchain address of the person or entity remitting the ether. A DAO Token granted the DAO Token holder certain voting and ownership rights in The DAO. In June 2016, The DAO smart contract code was hacked, resulting in approximately one-third of the total ether raised in The DAO’s offering being diverted to an Ethereum blockchain address controlled by the attacker, an unknown individual or group. In response to the attack, and upon a vote of Ethereum community members, a “hard fork” was implemented which had the effect of transferring all of the funds raised (including those held by the attacker) from The DAO to a recovery address, where DAO Token holders could exchange their DAO Tokens for ether. Any DAO Token holders who adopted the hard fork could exchange their DAO Tokens for ether and avoid any loss. The permanent hard fork resulted in two different versions of the Ethereum blockchain: Ethereum and Ethereum Classic.
The CME considers a hard fork of the Ethereum blockchain where both forks continue to be actively validated and traded but may not be fungible with each other, as an unusual and extreme circumstance. The CME has determined, in the event of a hard fork or other circumstance in which the split of ether is expected, CME shall decide what action to take to align ether futures exposure with cash market exposures, as the CME deems appropriate. It is possible that, notwithstanding the protocols implemented to attempt to address the impact of forks on ether futures, forks and similar events could have an adverse effect on the price of ether and the ether futures in which the Fund invests and may adversely affect an investment in the Fund. The price of ether is highly volatile, which could have a negative impact on the price and trading of ether futures, the performance of the Fund.
It is believed that speculators and investors who seek to profit from trading and holding ether currently account for a significant portion of ether demand. Such speculation regarding the potential future appreciation in the price of ether may artificially inflate or deflate the price of ether. Conversely, evolving government regulation, the perception of onerous regulatory actions, concerns over the potential for fraud and manipulation of the price of ether and other factors may cause a drop in the price of ether. Developments related to the Ethereum Network’s operations, also contribute to the volatility in the price of ether. These factors may continue to cause the price of ether to be volatile, which may have a negative impact on the performance of the ether futures and on the performance of the Fund.
Since the price and trading of ether futures is influenced by the price of ether and events impacting the price of ether, the Ethereum Network or the ether trading venues, each of the events described above could have a negative impact on the price and market for ether futures. For example, such events could lead to a lack of liquidity in the market for ether futures or have a negative impact on the price of ether futures.
Changes in the Ethereum Network could have an adverse effect on the operation and price of ether, which could have an adverse effect on the price of ether futures and the value of an investment in the Fund.
New ether is created when ether “validators” use their stake on the Ethereum Network to participate in the consensus mechanism, which records and verifies every ether transaction on the Ethereum Blockchain. In return for their services, validators are rewarded through receipt of a set amount of ether. If transaction fees are not sufficiently high or if transaction fees increase to the point of being prohibitively expensive for users, validators may not have an adequate incentive to continue validating and may cease their operations.
If the price of ether or the reward for validating new blocks is not sufficiently high to incentivize validators, validators may cease participating in the consensus mechanism and, as a result, confirmations of transactions on the Ethereum Blockchain could be slowed temporarily and inhibit the function of the Ethereum Network. This could have a negative impact on the value of an investment in the Fund.
Additionally, if the price of ether falls below that which is required for validators to turn a profit, some validators may temporarily discontinue their operations. If validators reduce or cease their operations, it would reduce the aggregate stake on the Ethereum Network, which would adversely affect the confirmation process for transactions (i.e., temporarily decreasing the speed at which blocks are added to the blockchain and make the Ethereum Network more vulnerable to a malicious actor or actors. If one or more validators obtain control of greater than thirty-three (33) percent of the aggregate stake on the Ethereum Network, those validators may attempt to reshuffle or reorder blocks in the Ethereum blockchain, potentially excluding valid transactions or permitted “double spending” of ether. Malicious actors controlling greater than thirty-three (33) percent of the aggregate stake could also potentially resolve two forks of the Ethereum blockchain simultaneous, which would cause confusion and likely result in reduced confidence in the Ethereum blockchain, both of which would have a material adverse impact on the value of ether and Ethereum futures, and as a result, an investment in the Fund. However, any such attack would likely result in the malicious validators forfeiting their staked ether. Any reduction in confidence in the confirmation process or aggregate stake of the Ethereum Network may adversely affect the utility and price of ether, which may negatively impact the ether futures and an investment in the Fund.
A decline in the adoption of ether could have a negative impact on the price of ether and the ether trading venues and, in turn, a negative impact on the price and market for ether futures and the value of an investment in the Fund.
Ether is used as a form of payment both directly and, more commonly, through an intermediary service which converts ether payments into local currency. However, the adoption of ether has been limited when compared with the increase in the price of ether as determined by the ether trading venues. This may indicate that the majority of ether’s use continues to be for investment and speculative purposes. The continued adoption of ether will require growth in its usage as a means of payment and in the Ethereum Blockchain for various applications.
A lack of expansion or a reduction in usage of ether and the Ethereum Blockchain could adversely affect the ether trading venues. This, in turn, may have a negative impact on the market for ether futures and the performance of the Fund. Even if growth in ether adoption continues in the near or medium-term, there is no assurance that ether usage, or the market for ether futures, will continue to grow over the long-term. A contraction in the use of ether may result in a lack of liquidity in the ether trading venues, increased volatility in or a reduction in the price of ether, and other negative consequences. This, in turn, could exacerbate any lack of liquidity in the market for ether futures, cause increased volatility in, or a reduction to the price, of ether futures and other negative consequences. Each of these events could adversely impact the value of an investment in the Fund.
A new competing digital asset may pose a challenge to ether’s current market dominance, resulting in a reduction in demand for ether, which could have a negative impact on the price and market for ether and, in turn, a negative impact on the price and market for ether futures and the value of an investment in the Fund.
It is possible that other blockchains will emerge that are similarly designed to support the development, deployment, and operation of smart contracts. These alternative blockchains have in the past and may in the future seek to compete with the Ethereum Network by offering faster transaction processing and/or lower fees. The market demand for these alternative blockchains may reduce the market demand for ether which would adversely impact the price of ether, and as a result, an investment in the Fund.

The Ethereum blockchain has at times experienced material network congestion, high transaction fees and other scalability challenges. Although the Ethereum Foundation has proposed various updates to the Ethereum blockchains protocol to address these challenges, to date they have been primarily addressed by sol-called “layer 2” solutions. Layer 2 networks generally require users to “lock” ether into the layer 2 network in order to benefit from their efficiencies, thereby making the locked ether unavailable to transfer on the underlying blockchain or within other layer 2 networks. While these solutions have, in the past, reduced fees and increased transaction times, they result in the actions of development teams whose interests may not be aligned with that of the greater Ethereum community. Further, there is no guarantee that these layer 2 solutions will continue to be effective or that users or and investors in public blockchains will not determine that blockchains without scalability issues or a reliance on layer 2 solutions are preferable. There is a risk that multiple layer 2 solutions will not be compatible with each other or the underlying blockchain network or that a layer 2 solutions, if not implemented correctly, would compromise the security or decentralization of the underlying blockchain network.
Regulatory initiatives by governments and uniform law proposals by academics and participants in the ether economy may impact the use of ether or the operation of the Ethereum Network in a manner that adversely affects ether futures and the value of an investment in the Fund.
As ether and other digital assets have grown in popularity and market size, certain U.S. federal and state governments, foreign governments and self-regulatory agencies have begun to examine the operations of ether, digital assets and other digital assets, the Ethereum Network, ether users, and the ether trading venues. Regulation of digital assets, like ether, and initial coin offerings (“ICOs”) in the U.S. and foreign jurisdictions could restrict the use of ether or impose other requirements that may adversely impact the liquidity and price of ether, the demand for ether, the operations of the ether trading venues and the performance of the ether futures. If the ether trading venues become subject to onerous regulations, among other things, trading in ether may be concentrated in a smaller number of crypto asset trading platforms, which may materially impact the price, volatility and trading volumes of ether. Additionally, the ether trading venues may be required to comply with tax, anti-money laundering (“AML”), know-your-customer (“KYC”) and other regulatory requirements, compliance and reporting obligations that may make it more costly to transact in or trade ether (which may materially impact price, volatility or trading of ether more generally). Each of these events could have a negative impact on ether futures and the value of an investment in the Fund.
The regulation of ether, digital assets and related products and services continues to evolve. The inconsistent and sometimes conflicting regulatory landscape may make it more difficult for ether businesses to provide services, which may impede the growth of the ether economy and have an adverse effect on consumer adoption and the market value of ether. There is a possibility of future regulatory change altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to operate.
Additionally, to the extent that ether itself is determined to be a security, commodity future or other regulated asset, or to the extent that a United States or foreign government or quasi-governmental agency exerts regulatory authority over the Ethereum Network, ether trading or ownership in ether, the ether futures may be adversely affected, which may have an adverse effect on the value of your investment in the Fund. In sum, ether regulation takes many different forms and will, therefore, impact ether and its usage in a variety of manners.
No single entity owns the Ethereum Network. However, with the growing adoption of ether and the significant increase in speculative activity surrounding ether and digital assets, third parties may be increasingly motivated to assert intellectual property rights claims relating to the operation of the Ethereum Network or applications built upon the Ethereum Blockchain. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the Ethereum Network’s or the Ethereum Blockchain’s long-term viability or the ability of end-users to hold and transfer ether may adversely affect the price of ether and adversely affect the ether futures. Additionally, a meritorious intellectual property rights claim could prevent end-users from accessing the Ethereum Network or holding or transferring their ether, which could adversely affect the value of the ether futures. As a result, an intellectual property rights claim against Ethereum Network participants could have a material adverse impact on the Fund.

An interruption in Internet service or a limitation of Internet access could impact the functionality of the Ethereum Network.
The Ethereum Network’s functionality relies on the Internet. A broadly accepted and widely adopted decentralized network is necessary for a fully-functional blockchain network, such as the Ethereum Network. Features of the Ethereum Network, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, are essential to preserve the stability of the network and decrease the risk of fraud or cyber-attacks. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of the Ethereum Network. Any technical disruptions or regulatory limitations that affect Internet access may have an adverse effect on the Ethereum Network, the price of ether and ether futures and therefore adversely affect the value of an investment in the Fund.
If ether is determined or is expected to be determined to be a security under the federal securities laws, that could materially and adversely affect the trading of ether futures contracts held by the Fund and the Fund’s ability to pursue its investment objective. For example, in general a futures contract on a security is regulated as a security futures product, which is an instrument that may only be listed in accordance with CFTC and SEC requirements and traded on a facility (and through intermediaries) that is registered with both the SEC and CFTC. At present, ether futures contracts held by the Fund are not listed in accordance with such requirements. If ether is determined or alleged to be a security, it is possible that trading in ether futures contracts held by the Fund could be halted or otherwise disrupted, become illiquid and/or lose significant value and the Fund may have difficulty unwinding or closing out its ether futures contracts. In that event, value of an investment in the Fund - could decline significantly and without warning, including to zero. There is no guarantee that security futures contracts on ether would be begin trading on any particular timeframe or at all or that the Fund would be able to invest in such instruments. The determination that ether is a security and the related impacts on ether futures contracts may result in extraordinary expenses for the Fund.
FUTURES CONTRACTS
Futures in General
A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.
The Fund generally engages in closing or offsetting transactions before final settlement of a futures contract wherein a second identical futures contract is sold to offset a long position. In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions.
Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying asset. The Fund will engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).
All of the Fund’s transactions in futures will be entered into through a futures commission merchant (or “FCM”) regulated by the CFTC or under a foreign regulatory regime that has been recognized as equivalent by the CFTC. Under U.S. law, an FCM is the sole type of entity that may hold collateral in respect of cleared futures. All futures entered into by the Fund will be cleared by a clearing house that is regulated by the CFTC. A Fund’s FCM may limit the Fund’s ability to invest in certain futures contracts. Such restrictions may adversely affect the Fund’s performance and its ability to achieve its investment objective.

In addition, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
Futures Margin Requirements
Upon entering into a futures contract, the Fund will be required to deposit with its FCM an amount of cash or cash equivalents equal to a small percentage of the contract’s value (these amounts are subject to change by the FCM or clearing house through which the trade is cleared). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, the Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. A party to a futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Credit risk of market participants with respect to futures is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. An FCM is generally obligated to segregate all funds received from customers with respect to customer futures positions from the FCM’s proprietary assets. However, all funds and other property received by an FCM from its customers are generally held by the FCM on a commingled basis in an omnibus account, and the FCM may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s FCM, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the FCM’s customers for a relevant account class. Also, the FCM is required to transfer to the clearing house the amount of margin required by the clearing house for futures positions, which amounts are generally held in an omnibus account at the clearing house for all customers of the FCM. If an FCM does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM.
Correlation Risk
The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.
Historically, the spot price movements of ether and bitcoin generally have been correlated. The spot prices of ether historically have generally been more volatile than the spot prices bitcoin (i.e. rising more than the spot prices of bitcoin on days that the spot prices of bitcoin rises and falling more than bitcoin on days that the spot prices of bitcoin falls. There is no guarantee that this correlation will continue or that the prices of ether or bitcoin will be dependent upon, or otherwise related to, each other or that the relative volatility of spot bitcoin and spot ether will continue.
Position Limits and Accountability Levels
The CFTC and domestic exchanges have established speculative position limits (“position limits”) on the maximum speculative position which any person, or group of persons acting in concert, may hold or control in particular futures and options on futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Advisor may be aggregated for this purpose. Although it is possible that the trading decisions of the Advisor may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits, the Advisor believes that this is unlikely. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy.
In addition the domestic exchanges have established accountability levels (“accountability levels”) on futures contracts traded on U.S.-based Futures exchanges. The accountability levels establish a threshold above with the exchange may exercise greater scrutiny and control over the Fund’s positions.
If the Fund were to reach its position limits and position accountability levels on bitcoin or ether futures contracts, or if the Advisor believes it is reasonably likely to do so, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund in light of the totality of the circumstances at such time. In such instances, the Fund reserves the right to invest in U.S. listed equity securities whose performance the Advisor believes may correspond, or be closely related, to the performance of bitcoin, ether, bitcoin futures contracts, or ether futures contracts, such as equity securities of companies involved in the digital asset industry. The Fund may also consider investing any cash on hand due to position limits or accountability levels in money market instruments. The Fund also may, after consultation with the Staff of the SEC, consider investing in U.S. listed futures contracts on digital assets other than bitcoin or ether or in other crypto-related instruments whose performance the Advisor believes may correspond to the performance of bitcoin, bitcoin futures, ether or ether futures contracts, such as exchange traded notes and funds, privately offered funds, or swaps on an ether reference rate. The Fund would not invest in these other instruments if doing so would be inconsistent with applicable law or regulation or the then-stated position of the SEC or its staff. In addition, the Advisor might recommend to the Board that the Fund convert to an open-end or closed-end fund structure or other pooled investment vehicle that invests directly in spot bitcoin and spot ether.
DEBT INSTRUMENTS
Below is a description of various types of money market instruments and other debt instruments that the Fund may utilize for investment purposes or for liquidity purposes. Other types of money market instruments and debt instruments may become available that are similar to those described below and in which the Fund also may invest consistent with their investment goals and policies. The Fund may also invest in pooled investment vehicles that invest in, and themselves qualify as, money market instruments.
Money Market Instruments
To seek its investment objective, as a cash reserve, for liquidity purposes the Fund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, floating and variable rate notes, commercial paper, certificates of deposit, time deposits, bankers’ acceptances or repurchase agreements and other short-term liquid instruments secured by U.S. government securities. The Fund may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. The Fund may also invest in pooled investment vehicles that invest in, and themselves qualify as, money market instruments.
U.S. Government Securities
The Fund may invest in U.S. government securities in pursuit of their investment objectives or for liquidity purposes.
U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance: U.S. Treasury bills, which have initial maturities of one year or less; U.S. Treasury notes, which have initial maturities of one to ten years; and U.S. Treasury bonds, which generally have initial maturities of greater than ten years. In addition, U.S. government securities include Treasury Inflation-Protected Securities (“TIPS”). TIPS are inflation-protected public obligations of the U.S. Treasury. These securities are designed to provide inflation protection to investors. TIPS are income generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index such as the Consumer Price Index. A fixed-coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of the inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. In addition, TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.
Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Small Business Administration, the Federal Farm Credit Administration, Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. All U.S. government securities are subject to credit risk.
Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the Fund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of the Fund’s portfolio investments in these securities.

From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of the entity may be adversely impacted.
INVESTMENT IN A SUBSIDIARY
The Fund intends to achieve commodity exposure through investment in ProShares Cayman Bitcoin & Ether Strategy Portfolio, a wholly-owned subsidiary of the Fund (the “Subsidiary”) organized under the laws of the Cayman Islands. The Fund’s investment in its Subsidiary is intended to provide the Fund with exposure to commodity and financial markets in accordance with applicable rules and regulations. The Subsidiary may invest in derivatives, including futures, forwards, options and other investments intended to serve as margin or collateral or otherwise support the Subsidiary’s derivatives positions. The Subsidiary is not registered under the 1940 Act, and will not have all of the protections offered to investors in RICs. The Board, however, has oversight responsibility for the investment activities of the Fund, including its investment in its Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary.
Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary is organized, respectively, could result in the inability of the Fund and/or its Subsidiary to operate as described in this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. See “Taxation” below for more information.
The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports.
BORROWING
The Fund may borrow money for cash management purposes or investment purposes. Borrowing for investment is a form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will fluctuate more when the Fund is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Consistent with the requirements of the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including weekends and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities as ProShare Advisors deems appropriate in connection with any borrowings.

The Fund may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. Subject to applicable law, such agreements may be subject to the 300% asset coverage requirement applicable to borrowings by the Fund.
CASH RESERVES
In seeking to achieve its investment objective, as a cash reserve, for liquidity purposes, or as cover for positions it has taken, the Fund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.
REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements with financial institutions in pursuit of its investment objective, or for liquidity purposes. Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major global financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the Fund will be monitored by ProShare Advisors. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total net assets. The investments of the Fund in repurchase agreements at times may be substantial when, in the view of ProShare Advisors, liquidity, investment, regulatory, or other considerations so warrant.
REVERSE REPURCHASE AGREEMENTS
The Fund may enter into reverse repurchase agreements as part of its investment strategy, which may be viewed as a form of borrowing. Reverse repurchase agreements involve sales by the Fund of portfolio assets for cash concurrently with an agreement by the Fund to repurchase those same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be to the Fund’s advantage to do so.
CYBERSECURITY
With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches of the Fund’s third -party service provider (including, but not limited to, index providers, the administrator and transfer agent) or the issuers of securities in which the Fund invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund has established business continuity plans and systems to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by issuers in which the Fund invests.
MANAGEMENT
There may be circumstances outside the control of ProShare Advisors, the Trust, the Administrator (as defined below), the transfer agent, the Custodian (as defined below), any sub-custodian, the Distributor (as defined below), and/or the Fund that make it, for all practical purposes, impossible to re-position such Fund and/or to process a purchase or redemption order. Examples of such circumstances include: natural disasters; public service disruptions or utility problems such as those caused by fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties, as well as the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events. Accordingly, while ProShare Advisors has implemented and tested a business continuity plan that transfers functions of any disrupted facility to another location and has effected a disaster recovery plan, circumstances, such as those above, may prevent the Fund from being operated in a manner consistent with its investment objective and/or principal investment strategies.
NON-DIVERSIFIED STATUS
The Fund is a “non-diversified” series of the Trust. The Fund’s classification as a “non-diversified” investment company means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a RIC accorded special tax treatment under the Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act. The Fund’s ability to pursue its investment strategy may be limited by that Fund’s intention to qualify as a RIC and its strategy may bear adversely on its ability to so qualify. For more details, see “Taxation” below. With respect to a “non-diversified” Fund, a relatively high percentage of such the Fund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.
MARKET DISRUPTION AND GEOPOLITICAL RISK
War, terrorism, economic uncertainty, and related geopolitical events, such as sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. For example, the U.S. has imposed economic sanctions, which consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. These sanctions, any additional sanctions or intergovernmental actions, or even the threat of further sanctions, may result in a decline of the value and liquidity of securities in affected countries, a weakening of the affected countries’ currencies or other adverse consequences to their respective economies. Sanctions impair the ability of the Fund to buy, sell, receive or deliver those securities and/or assets that are within the scope of the sanctions.

TRADE DISPUTES
Global economies interdependent on and may be adversely affected by trade disputes with key trading partners and escalating tariffs imposed on goods and services produced by such countries. To the extent a country engages in retaliatory tariffs, a company that relies on imported parts to produce its own goods may experience increased costs of production or reduced profitability, which may affect consumers, investors and the domestic economy. Trade disputes and retaliatory actions may include embargoes and other trade limitations, which may trigger a significant reduction in international trade and impact the global economy. Trade disputes may also lead to increased currency exchange rate volatility, which can adversely affect the prices of the Fund securities valued in U.S. dollars. The potential threat of trade disputes may also negatively affect investor confidence in the markets generally and investment growth.
PORTFOLIO TURNOVER
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions, along with other fixed income securities transactions, are made on a net basis and do not typically involve payment of brokerage commissions. However, the Fund may trade through broker-dealers that charge a commission. The overall reasonableness of brokerage commissions is evaluated by ProShare Advisors based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
The Fund’s portfolio turnover rate may vary from year to year, as well as within a year. It is difficult to estimate what the Fund’s actual portfolio turnover rate will be in the future. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the Fund. In addition, the Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including the futures contracts in which the Fund invests, are excluded from the calculation of Portfolio Turnover Rate for the Fund. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

INVESTMENT RESTRICTIONS
The Fund has adopted certain investment restrictions as fundamental policies that cannot be changed without a “vote of a majority of the outstanding voting securities” of the Fund. The phrase “majority of outstanding voting securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the Fund present at a duly-called meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. (All policies of the Fund not specifically identified in this SAI or its Prospectus as fundamental may be changed without a vote of the shareholders of the Fund.) For purposes of the following limitations (except for the restriction on concentration), all percentage limitations apply immediately after a purchase or initial investment.
The Fund may not:
1.
Make investments for the purpose of exercising control or management.
2.
Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.
3.
Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except, further, that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this SAI, as they may be amended from time to time.
4.
Issue senior securities to the extent such issuance would violate applicable law.
5.
Borrow money, except that the Fund (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1∕3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Prospectus and SAI, as they may be amended from time to time.
6.
Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the 1933 Act, as amended, in selling portfolio securities.
7.
Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Fund’s Prospectus and SAI, as they may be amended from time to time.
8.
Concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers of one or more particular industries, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to bitcoin, ether, bitcoin futures contracts, and/or ether futures contracts.

MANAGEMENT OF THE TRUST
THE BOARD OF TRUSTEES AND ITS LEADERSHIP STRUCTURE
The Board has general oversight responsibility with respect to the operation of the Trust and the Fund. The Board has engaged ProShare Advisors to manage the Fund and is responsible for overseeing ProShare Advisors and other service providers to the Trust and the Fund in accordance with the provisions of the federal securities laws.
The Board is currently composed of four Trustees, including three Independent Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board periodically meets in executive session (with and without employees of ProShare Advisors), and holds special meetings, and/or informal conference calls relating to specific matters that may require discussion or action prior to its next regular meeting. The Independent Trustees have retained “independent legal counsel” as the term is defined in the 1940 Act.
The Board has appointed Michael L. Sapir to serve as Chairman of the Board. Mr. Sapir is also the Co-Founder and Chief Executive Officer of ProShare Advisors and, as such, is not an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for Board meetings, determine (with the advice of counsel) which matters need to be acted upon by the Board, and to ensure that the Board obtains all the information necessary to perform its functions and take action. The Chairman also presides at all meetings of the Board and acts, with the assistance of staff, as a liaison with service providers, officers, attorneys and the Independent Trustees between meetings. The Chairman performs such other functions as requested by the Board from time to time. The Board does not have a lead Independent Trustee.
The Board has determined that its leadership structure is appropriate in light of the characteristics of the Trust and the Fund. These characteristics include, among other things, the fact that multiple series are organized under one Trust; all series of the Trust are registered investment companies; all series of the Trust have common service providers; and that the majority of the series of the Trust are geared funds, with similar principal investment strategies. As a result, the Board addresses governance and management issues that are often common to each series of the Trust. In light of these characteristics, the Board has determined that a four-member Board, including three Independent Trustees, is of an adequate size to oversee the operations of the Trust, and that, in light of the small size of the Board, a complex Board leadership structure is not necessary or desirable. The relatively small size of the Board facilitates ready communication among the Board members, and between the Board and management, both at Board meetings and between meetings, further leading to the determination that a complex board structure is unnecessary. In view of the small size of the Board, the Board has concluded that designating one of the three Independent Trustees as the “lead Independent Trustee” would not be likely to meaningfully enhance the effectiveness of the Board. The Board reviews its leadership structure at least annually and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.
The Board oversight of the Trust and the Fund extends to the Trust’s risk management processes. The Board and its Audit Committee consider risk management issues as part of their responsibilities throughout the year at regular and special meetings. ProShare Advisors and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at the request of the Board or the Audit Committee. For example, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Fund of investments in particular securities or derivatives. As noted above, given the relatively small size of the Board, the Board determined it is not necessary to adopt a complex leadership structure in order for the Board to effectively exercise its risk oversight function.
The Board has appointed a Chief Compliance Officer (“CCO”) for the Trust (who is also the CCO for ProFund Advisors LLC). The CCO reports directly to the Board and participates in the Board’s meetings. The Independent Trustees meet at least annually in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the Board. The CCO also provides updates to the Board on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers or employees of ProShare Advisors report to the Board in the event that any material risk issues arise.
In addition, the Audit Committee of the Board meets regularly with the Trust’s independent public accounting firm to review reports on, among other things, the Fund’s controls over financial reporting. The Trustees, their birth date, term of office and length of time served, principal business occupations during the past five years and the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the address of each Trustee is: c/o ProShares Trust, 7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814.
Name and Birth Date	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
William D. Fertig Birth Date: 9/56	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present).	ProShares (124) ProFunds (116)	Context Capital
Russell S. Reynolds III Birth Date: 7/57	Indefinite; November 2005 to present	RSR Partners, Inc. (Retained Executive Recruitment and Corporate Governance Consulting): Managing Director (February 1993 to present).	ProShares (124) ProFunds (116)	RSR Partners, Inc.
Michael C. Wachs Birth Date: 10/61	Indefinite; November 2005 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present).	ProShares (124) ProFunds (116)	NAIOP (the Commercial Real Estate Development Association)
Interested Trustee and Chairman of the Board

Name and Birth Date	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Michael L. Sapir** Birth Date: 5/58	Indefinite; 2002 to present	Chairman and Chief Executive Officer of ProFund Advisors LLC (April 1997 to present); ProShare Advisors (November 2005 to present); and ProShare Capital Management LLC (July 2008 to present).	ProShares (124) ProFunds (116)	None

*
The “Fund Complex” consists of all operational registered investment companies under the 1940 Act that are advised by ProShare Advisors and any registered investment companies that have an investment adviser that is an affiliated person of ProShare Advisors. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this SAI are excluded from these figures.
**
Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in ProShare Advisors.
The Board was formed in 2002, prior to the inception of the Trust’s operations. Messrs. Reynolds, Wachs and Sapir were appointed to serve as the Board’s initial trustees prior to the Trust’s operations. Mr. Fertig was added in June 2011. Each Trustee was and is currently believed to possess the specific experience, qualifications, attributes and skills necessary to serve as a Trustee of the Trust. In addition to their years of service as Trustees to ProFunds and Access One Trust, and gathering experience with funds with investment objectives and principal investment strategies similar to series of the Trust, each individual brings experience and qualifications from other areas. In particular, Mr. Reynolds has significant senior executive experience in the areas of human resources, recruitment and executive organization; Mr. Wachs has significant experience in the areas of investment and real estate development; Mr. Sapir has significant experience in the field of investment management, both as an executive and as an attorney; and Mr. Fertig has significant experience in the areas of investment and asset management.
COMMITTEES
The Board has established an Audit Committee to assist the Board in performing oversight responsibilities. The Audit Committee is composed exclusively of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Reynolds, Wachs and Fertig. Among other things, the Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of an independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. During the past fiscal year, the Audit Committee met five times, and the Board of Trustees met four times.

TRUSTEE OWNERSHIP
Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2023.
Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
William D. Fertig, Trustee	Over $100,000	Over $100,000
Russell S. Reynolds III, Trustee	$10,001-$50,000	$10,001-$50,000
Michael C. Wachs, Trustee	None	$10,001-$50,000
Interested Trustee
Michael L. Sapir, Trustee and Chairman	Over $100,000	Over $100,000
COMPENSATION OF TRUSTEES
Each Independent Trustee is paid a $325,000 annual retainer for service as a Trustee on the Board and for service as a trustee on the board of other funds in the Fund Complex. Trustees who are also Officers or affiliated persons receive no remuneration from the Trust for their services as Trustees. The Officers, other than the CCO, receive no compensation directly from the Trust for performing the duties of their offices.
The Trust does not accrue pension or retirement benefits as part of the Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board of Trustees.
The following table shows aggregate compensation paid to the Trustees for their service on the Board for the fiscal year ended May 31, 2023.
OFFICERS
The Trust’s executive officers (the “Officers”), their date of birth, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Trustee and officer is: c/o ProShares Trust, 7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814.
Name and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Todd B. Johnson Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of ProShare Advisors (December 2008 to present); ProFund Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).
Maria Clem Sell 3 Canal Plaza, Suite 100 Portland, ME 04101 Birth Date: 2/78	Treasurer	Indefinite; June 2022 to present	Senior Principal Consultant and Fund Treasurer, ACA Group (2021 to present); Director, Franklin Templeton Investments (2014 to 2021).

Name and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Victor M. Frye, Esq. Birth Date: 10/58	Chief Compliance Officer and AML Officer	Indefinite; November 2005 to present
Counsel and Chief Compliance Officer of
ProShare Advisors (December 2004 to
present) and ProFund Advisors LLC (October
2002 to present); Secretary of ProFunds
Distributors, Inc. (April 2008 to present);
Chief Compliance Officer of ProFunds
Distributors, Inc. (July 2015 to present).

Richard F. Morris Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present
General Counsel of ProShare Advisors;
ProFund Advisors LLC; and ProShare Capital
Management LLC (December 2015 to
present); Chief Legal Officer of ProFunds
Distributors, Inc. (December 2015 to present);
Partner at Morgan Lewis & Bockius, LLP
(October 2012 to November 2015).

The Officers, under the supervision of the Board, manage the day-to-day operations of the Trust. One Trustee and all of the Officers of the Trust are directors, officers or employees of ProShare Advisors or Foreside Management Services, LLC. The other Trustees are Independent Trustees. The Trustees and some Officers are also directors and officers of some or all of the other funds in the Fund Complex. The Fund Complex includes all funds advised by ProShare Advisors and any funds that have an investment adviser that is an affiliated person of ProShare Advisors.
COMPENSATION OF OFFICERS
The Officers, other than the CCO, receive no compensation directly from the Trust for performing the duties of their offices.

INVESTMENT ADVISOR
ProShare Advisors, located at 7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814, serves as the investment adviser to the Fund and provides investment advice and management services to the Fund. ProShare Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.
INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
ProShare Advisors serves as the investment advisor to the Fund pursuant to an investment advisory and management agreement dated June 23, 2015, as amended February 12, 2016 (the “Advisory and Management Agreement”). The principal offices of ProShare Advisors are located at 7272 Wisconsin Avenue 21st Floor, Bethesda, MD 20814. ProShare Advisors manages the investment and reinvestment of the Fund’s assets in accordance with its investment objective(s), policies, and limitations, subject to the general supervision and control of the Board and the Trust’s Officers. ProShare Advisors bears all costs associated with providing these advisory services.
In addition, ProShare Advisors is responsible for substantially all expenses of the Fund except for: (i) brokerage and other transaction expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of the Independent Trustees; (iv) compensation and expenses of counsel to the Independent Trustees, (v) compensation and expenses of the Trust’s chief compliance officer and his or her staff; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) interest of any kind or nature; (x) fees and expense related to the provision of securities lending services; and (xi) the fee payable to ProShare Advisors. The payment or assumption by ProShare Advisors of any expenses of the Fund that ProShare Advisors is not required by the Advisory and Management Agreement to pay or assume shall not obligate ProShare Advisors to pay or assume the same or any similar expense of such Fund, on any subsequent occasion.
The Advisory and Management Agreement may be terminated at any time, by a vote of the Trustees, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Advisor, in each case upon sixty days’ prior written notice.
Pursuant to the Advisory Agreement, the Fund pays ProShare Advisors a fee at an annualized rate based on a percentage of the Fund’s average daily net assets as set forth below for investment advisory services.
Name of Fund	Investment Advisory and Management Fee
Bitcoin & Ether Market Cap Weight Strategy ETF	0.95
Fees Paid under the Advisory and Management Agreement
Because the New Fund was not operational at the end of the Trust’s last fiscal year, information on the New Fund is not included in this SAI.

EXPENSE LIMITATION AGREEMENT
ProShare Advisors has contractually agreed to waive a portion of its Advisory and Management Fee and/or to reimburse the amount of any interest expense incurred in connection with investments in reverse repurchase agreements and any net fees charged by FCM through at least October 31, 2024 (unless the Board consents to an earlier revision or termination of this arrangement). After such date, the expense limitation may be terminated or revised by ProShare Advisors.
PORTFOLIO MANAGEMENT
PORTFOLIO MANAGER COMPENSATION
ProShare Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.
The annual incentive bonus opportunity provides cash bonuses based upon the overall firm’s performance and individual contributions. Principal consideration for each portfolio manager is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.
Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.
Portfolio Manager Ownership
Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Fund managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the Fund Complex as of May 31, 2023.
Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ProShares Family
Alexander Ilyasov	None	$50,001-$100,000
George Banian	None	None
Other Accounts Managed by Portfolio Managers
Portfolio managers are generally responsible for multiple investment company accounts. As described below, certain inherent conflicts of interest arise from the fact that a portfolio manager has responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by such portfolio manager as of May 31, 2023.
Name of Portfolio Manager	Number of All Registered Investment Companies Managed/Total Assets	Number of All Other Pooled Investment Vehicles Managed/Total Assets	Number of All Other Accounts Managed/Total Assets
Alexander Ilyasov	74/$3,780,639,151	16/$3,825,400,127	0/$0
George Banian	3/$995,991,357	12/$3,726,384,854	0/$0

Conflicts of Interest
In the course of providing advisory services, ProShare Advisors may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. ProShare Advisors also may recommend the purchase or sale of securities that may also be recommended by ProFund Advisors LLC, an affiliate of ProShare Advisors.
ProShare Advisors, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in ProShare Advisors’ clients, such as the Fund. Thus ProShare Advisors may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. ProShare Advisors may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.
In addition, ProShare Advisors, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of ProShare Advisors may buy or sell securities or other instruments that ProShare Advisors has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with ProShare Advisors’ recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. ProShare Advisors has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.
Any “access person” of ProShare Advisors, (as defined under the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”)), may make security purchases subject to the terms of the ProShare Advisors Code of Ethics that are consistent with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act.
ProShare Advisors and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, ProShare Advisors and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of ProShare Advisors. Accordingly, should ProShare Advisors or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, ProShare Advisors and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law.
REGISTRATION AS A COMMODITY POOL OPERATOR
In connection with its management of the Fund, ProShare Advisors has registered as a commodity pool operator (a “CPO”) and the Fund as a commodity pool under the Commodity Exchange Act (the “CEA”). Accordingly, with respect to the Fund, ProShare Advisors is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the National Futures Association (“NFA”), including disclosure requirements and reporting and recordkeeping requirements. ProShare Advisors is also subject to periodic inspections and audits by the NFA. Compliance with these regulatory requirements could adversely affect the Fund’s total return. In this regard, any further amendment to the CEA or its related regulations that subject ProShare Advisors or the Fund to additional regulation may have adverse impacts on the Fund’s operations and expenses.

OTHER SERVICE PROVIDERS
ADMINISTRATORS AND FUND ACCOUNTING AGENT
JPMorgan, One Beacon Street, 19th Floor, Boston, MA 02108, acts as Administrator to the Fund pursuant to an administration agreement dated June 16, 2006, as amended from time to time. The Administrator provides the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping and internal accounting; the determination of NAVs; and the preparation and filing of all financial reports, and all other materials, except registration statements and proxy statements, required to be filed or furnished by the Fund under federal and state securities laws.
The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Fund; the Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Fund under the service agreement. The Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.
Citi Fund Services Ohio, Inc. (“Citi”), located at 4400 Easton Commons, Suite 200, Columbus, OH 43219, an indirect wholly-owned subsidiary of Citibank N.A., provides regulatory administration services to the Trust (altogether, the “Regulatory Administrative Services”). For its services, Citi is paid a set fee allocated among the Fund.
Fees Paid under the Administration Agreement and Regulatory Administration Agreement
Because the New Fund was not operational at the end of the Trust’s last fiscal year, information on the New Fund is not included in this SAI.
CUSTODIAN AND INDEX RECEIPT AGENT
JPMorgan Chase Bank, N.A. (“JPMorgan”) also acts as Custodian and Index Receipt Agent to the Fund. JPMorgan is located at 4 MetroTech Center, Brooklyn, NY 11245.
The Custodian is responsible for safeguarding the Fund’s cash and securities, receiving and delivering securities, collecting the Fund’s interest and dividends, and performing certain administrative duties, all as directed by authorized persons. The Custodian is also responsible for the appointment and oversight of any sub-custodian banks and for providing reports regarding such sub-custodian banks and clearing agencies.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP (“PwC”) serves as independent registered public accounting firm and provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. PwC’s address is 100 East Pratt Street, Suite 2600, Baltimore, MD 21202.
LEGAL COUNSEL
Ropes & Gray LLP serves as counsel to the Fund. The firm’s address is Prudential Tower, 800 Boylston Street, Boston, MA 02199.
PRINCIPAL FINANCIAL OFFICER/TREASURER SERVICES
The Trust has entered into an agreement with ACA Group (“ACA”), pursuant to which ACA provides the Trust with the services of an individual to serve as the Trust’s Principal Financial Officer and Treasurer. Neither ACA nor the Treasurer have a role in determining the investment policies of the Trust or Funds, or which securities are to be purchased or sold by the Trust or the Fund. The Trust pays ACA an annual flat fee of $100,000 per year and an additional annual flat fee of $3,500 per Fund, and will reimburse ACA for certain out-of-pocket expenses incurred by ACA in providing services to the Trust. For the fiscal years ended May 31, 2021, May 31, 2022, and May 31, 2023, the Trust paid $387,010, $386,997, and $372,592, respectively, to ACA for services pursuant to its agreement. ACA is located at Three Canal Plaza, Suite 100, Portland, ME 04101.
DISTRIBUTOR
SEI Investments Distribution Co. (“SEI”) serves as the distributor and principal underwriter in all fifty states and the District of Columbia. SEI is located at One Freedom Valley Drive, Oaks, PA 19456. The Distributor has no role in determining the investment policies of the Trust or the Fund, or which securities are to be purchased or sold by the Trust or the Fund. For the fiscal years ended May 31, 2021, May 31, 2022, and May 31, 2023, ProShare Advisors paid $843,974, $1,045,747.26, and $937,549.84, respectively, to the Distributor as compensation for services.
DISTRIBUTION AND SERVICE PLAN
Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Purchase and Issuance of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.
The Board has approved a Distribution and Service Plan under which the Fund may pay financial intermediaries such as broker-dealers and investment advisers (“Authorized Firms”) up to 0.25%, on an annualized basis, of average daily net assets of the Fund as reimbursement or compensation for distribution-related activities with respect to the Shares of the Fund and shareholder services. Under the Distribution and Service Plan, the Trust or the Distributor may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Shares on behalf of their clients.
The Distribution and Service Plan and Distribution and Service Agreements will remain in effect for a period of one year and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees. All material amendments of the Distribution and Service Plan must also be approved by the Board. The Distribution and Service Plan may be terminated at any time by a majority of the Board or by a vote of a majority of the outstanding Shares, as defined under the 1940 Act, of the affected Fund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Shares, as defined under the 1940 Act, of the affected Fund on not less than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Board has determined that, in its judgment, there is a reasonable likelihood that the Distribution and Service Plan will benefit the Fund and holders of Shares of the Fund. In the Board’s quarterly review of the Distribution and Service Plan and Distribution and Service Agreements, the Trustees will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.
The Distribution and Service Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of investors. These activities and services are intended to make the Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses. There are currently no plans to impose distribution fees.

OTHER MATTERS
PAYMENTS TO THIRD PARTIES FROM THE ADVISOR
ProShare Advisors, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their services and expenses incurred in connection with the distribution and promotion of the Fund’s Shares. In this regard, ProShare Advisors or an affiliate of ProShare Advisors, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems.
ProShare Advisors has separate arrangements to make payments, other than for the educational programs and marketing activities described above, to Charles Schwab & Co., Inc. and Raymond James Financial Services, Inc. (the “Firms”). Pursuant to the arrangements with the Firms, the Firms agreed to promote certain ProShares ETFs to each Firm’s customers and not to charge certain of their customers any commissions when those customers purchase or sell shares of certain ProShares ETFs. These payments, which may be significant, are paid by ProShare Advisors from its own resources and not from the assets of the Fund.
A discussion regarding the basis for the Board of Trustees approving the Investment Advisory Agreement or Investment Advisory and Management Agreement, as applicable, of the Trust will be (or is) available in the Trust’s Annual and/or Semi-Annual Report to shareholders.
BOOK ENTRY ONLY SYSTEM
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. The Shares of the Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.
DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and the Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.
Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. In addition, certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.
CODE OF ETHICS
The Trust, ProShare Advisors and the Distributor each have adopted a consolidated code of ethics (the “COE”), under Rule 17j-1 of the 1940 Act, which is reasonably designed to ensure that all acts, practices and courses of business engaged in by personnel of the Trust, ProShare Advisors and the Distributor reflect high standards of conduct and comply with the requirements of the federal securities laws. There can be no assurance that the COE will be effective in preventing deceptive, manipulative or fraudulent activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by the Fund; however, such transactions are reported on a regular basis by ProShare Advisors’ personnel that are Access Persons. Access Persons, as the term is defined in the COE, subject to the COE are also required to report transactions in registered open-end investment companies advised or sub-advised by ProShare Advisors. The COE is on file with the SEC and is available to the public.
PROXY VOTING POLICY AND PROCEDURES
Background
The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the Fund, pursuant to which the Board of Trustees has delegated responsibility for voting such proxies to ProShare Advisors subject to the Board’s continuing oversight.
Policies and Procedures
The Advisor’s proxy voting policies and procedures (the “Guidelines”) are reasonably designed to maximize shareholder value and protect shareholder interests when voting proxies. The Advisor’s Brokerage Allocation and Proxy Voting Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibilities with regard to voting of client proxies. The Proxy Committee is composed of employees of the Advisor. The Proxy Committee reviews and monitors the effectiveness of the Guidelines. To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.
Information on how proxies were voted for portfolio securities for the 12-month (or shorter) period ended June 30 is available without charge, upon request, by calling the Advisor at 888-776-3637 or on the Trust’s website at proshares.com, or on the SEC’s website at http://www.sec.gov. See Appendix C for a copy of the proxy voting policy and procedures.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings, which is reviewed on an annual basis. The Board of Trustees must approve all material amendments to this policy. Disclosure of the complete holdings of the Fundis required to be made quarterly within 60 days of the end of the Fund’s fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the monthly holdings report on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. You can find SEC filings on the SEC’s website, www.sec.gov. In addition, the Fund’s portfolio holdings will be publicly disseminated each day the Fund is open for business via the Fund’s website at proshares.com.
The portfolio composition file (“PCF”) and the IOPV file, which contain equivalent portfolio holdings information, will be made available as frequently as daily to the Fund’s service providers to facilitate the provision of services to the Fund and to certain other entities (“Entities”) in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by exemptive orders issued by the SEC and other legal and business requirements pursuant to which the Fund creates and redeems Shares. Entities are generally limited to National Securities Clearing Corporation (“NSCC”) members and subscribers to various fee-based services, including large institutional investors (“Authorized Participants”) that have been authorized by the Distributor to purchase and redeem Creation Units and other institutional market participants that provide information services. Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or through other fee-based services to NSCC members and/or subscribers to the fee-based services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading Shares of Funds in the secondary market.
Daily access to the PCF and IOPV file is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management, including Authorized Participants, and (ii) to other personnel of ProShare Advisors and the Fund’s distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.
Portfolio holdings information may not be provided prior to its public availability (“Non-Standard Disclosure”) in other circumstances except where appropriate confidentiality arrangements limiting the use of such information are in effect. Non-Standard Disclosure may be authorized by the Trust’s CCO or, in his absence, any other authorized officer of the Trust if he determines that such disclosure is in the best interests of the Fund’s shareholders, no conflict exists between the interests of the Fund’s shareholders and those of ProShare Advisors or the Distributor and such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The lag time between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Subject to the general supervision by the Board, ProShare Advisors is responsible for decisions to buy and sell securities and derivatives for the Fund and the selection of brokers and dealers to effect transactions. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions, along with other fixed income securities transactions, are made on a net basis and do not typically involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices; and transactions involving baskets of equity securities typically include brokerage commissions. ProShare Advisors may choose to cross-trade securities between clients to save costs where allowed under applicable law.
The policy for the Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. ProShare Advisors believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and ProShare Advisors from obtaining a high quality of brokerage and execution services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, ProShare Advisors relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and execution services received from the broker. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In addition to commission rates, when selecting a broker for a particular transaction, ProShare Advisors considers but is not limited to the following efficiency factors: the broker’s availability, willingness to commit capital, reputation and integrity, facilities reliability, access to research, execution capacity and responsiveness.
ProShare Advisors may give consideration to placing portfolio transactions with those brokers and dealers that also furnish research and other execution related services to the Fund or ProShare Advisors. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; information about market conditions generally; equipment that facilitates and improves trade execution; and appraisals or evaluations of portfolio securities.
For purchases and sales of derivatives (i.e., financial instruments whose value is derived from the value of an underlying asset, interest rate or index) ProShare Advisors evaluates counterparties on the following factors: reputation and financial strength; execution prices; commission costs; ability to handle complex orders; ability to give prompt and full execution, including the ability to handle difficult trades;

accuracy of reports and confirmations provided; reliability, type and quality of research provided; financing costs and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.
Consistent with the Fund’s investment objective, ProShare Advisors may enter into guarantee close agreements with certain brokers. In all such cases, the agreement calls for the execution price at least to match the closing price of the security. In some cases, depending upon the circumstances, the broker may obtain a price that is better than the closing price and which under the agreement provides additional benefits to clients. ProShare Advisors will generally distribute such benefits pro rata to applicable client trades. In addition, ProShare Advisors, any of its affiliates or employees and the Fund have a policy not to enter into any agreement or other understanding—whether written or oral—under which brokerage transactions or remuneration are directed to a broker to pay for distribution of the Fund’s shares.
BROKERAGE COMMISSIONS
The Fund may experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of the Fund’s investors, as well as the Fund’s investment objective and strategies.
Because the New Fund was not operational at the end of the Trust’s last fiscal year, information on the New Fund is not included in this SAI.
SECURITIES OF REGULAR BROKER-DEALERS
The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which they may hold at the close of their most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s Shares.
Because the New Fund was not operational at the end of the Trust’s last fiscal year, information on the New Fund is not included in this SAI.
ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST
The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on May 29, 2002, and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board of Trustees may designate additional series of beneficial interest and classify Shares of a particular series into one or more classes of that series.
All Shares of the Trust are freely transferable. The Shares do not have preemptive rights or cumulative voting rights, and none of the Shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that, in a matter affecting a particular series or class of Shares, only Shares of that series or class may be entitled to vote on the matter. Trust shareholders are entitled to require the Trust to redeem Creation Units of their Shares. The Declaration of Trust confers upon the Board of Trustees the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the applicable Fund.
Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of the Fund’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.
The Declaration of Trust of the Trust disclaims liability of the shareholders or the Officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of the Fund’s shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances where the Fund would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.
If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
PURCHASE AND REDEMPTION OF SHARES
The Trust issues and redeems Shares only in aggregations of Creation Units. The Creation Unit size and the value of a Creation Unit at inception for the Fund is set forth below.
Fund Name	Creation Unit Size	Value of Creation Unit at inception
ProShares Bitcoin & Ether Market Cap Weight Strategy ETF	10,000	$400,000
The Board of Trustees of the Trust reserves the right to declare a split or a consolidation in the number of Shares outstanding of the Fund, and may make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
Purchase and Issuance of Creation Units
The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an irrevocable order in proper form.
A “Business Day” with respect to the Fund is any day on which the Exchange upon which it is listed is open for business.
Creation Units of Shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount, defined below, and the Transaction Fee, described below in “Transaction Fees”. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants.
As described below, at the discretion of ProShare Advisors, the Fund may, at times, only accept in-kind purchase orders from Authorized Participants.

Portfolio Deposit
The consideration for purchase of a Creation Unit of the Fund may, at the discretion of ProShare Advisors, consist of the in-kind deposit of a designated portfolio of securities (“Deposit Securities”) constituting a representation of the index for the Fund, the Balancing Amount, and the appropriate Transaction Fee (collectively, the “Portfolio Deposit”). The “Balancing Amount” will be the amount equal to the differential, if any, between the total aggregate market value of the Deposit Securities (or in the case of redemptions, the total aggregate market value of the Fund Securities as defined below) and the NAV of the Creation Units being purchased and will be paid to, or received from, the Trust after the NAV has been calculated. ProShare Advisors may restrict purchases of Creation Units to be on an in-kind basis at any time and without prior notice, in all cases at ProShare Advisors’ discretion.
The Index Receipt Agent makes available through the NSCC on each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each applicable Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of such Fund until the next-announced Portfolio Deposit composition is made available.
The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by ProShare Advisors with a view to the investment objective of the applicable Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index, as applicable. The adjustments described above will reflect changes, known to ProShare Advisors on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by the relevant Fund, as applicable, or resulting from stock splits and other corporate actions. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Balancing Amount to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. A Transaction Fee may be assessed on any “cash in lieu” amounts, as further described below under “Transaction Fees.”
In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Balancing Amount effective through and including the previous Business Day, per outstanding Share of each applicable Fund, will be made available.
Shares may be issued in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below, in the sole discretion of the Trust or ProShare Advisors. In these circumstances, the initial deposit may have a greater value than the NAV of the Shares on the date the order is placed in proper form because, in addition to the available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Balancing Amount, plus (ii) up to 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). Additional amounts of cash may be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount up to 115% of the daily mark-to-market value of the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or any sub-custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee, as described below, will be charged in all cases. The delivery of Shares so purchased will occur no later than the Settlement Date, which is typically the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Orders must be transmitted by an Authorized Participant by telephone, online portal or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Authorized Participant Agreement, as described below, which procedures may change from time to time without notice at the discretion of the Trust or ProShare Advisors. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Cash Purchase Amount
Creation Units of the Fund may, at the discretion of ProShare Advisors, be sold for cash (the “Cash Purchase Amount”) when cash purchases of Creation Units are available or specified for the Fund, they will be effective in essentially the same manner as in kind purchases. Creation Units are sold at their NAV plus a Transaction Fee, as described below. ProShare Advisors may also restrict purchases of Creation Units to be on a cash-only basis at any time and without prior notice, in all cases at ProShare Advisors’ discretion.
Purchase and Redemption Cut-Off Times
An Authorized Participant may place an order to purchase or redeem Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases and redemptions of Creation Units, such processes being referred to herein as the “Clearing Process,” or (ii) outside the Clearing Process. In either case, for a purchase or redemption order involving a Creation Unit to be effectuated at the Fund’s NAV on a particular day, it must be received in proper form by the following cut-off times (which may be earlier if the relevant Exchange or any relevant bond market closes earlier than normal, such as the day before a holiday). In all cases purchase/redeem procedures are at the discretion of ProShare Advisors and may be changed without notice.
Fund(s)	Typical Creation Cut-Off Time (Eastern Time)
ProShares Bitcoin & Ether Market Cap Weight Strategy ETF	2:00 p.m.
Purchases Through the Clearing Process
To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through the Fund’s transfer agent (the “Transfer Agent”) to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Balancing Amount to the Trust, together with the Transaction Fee and such additional information as may be required by the Distributor.
Purchases Outside the Clearing Process
An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of cash directly through DTC. Purchases (and redemptions) of Creation Units of the Fund settled outside the Clearing Process will be subject to a higher Transaction Fee than those settled through the Clearing Process. Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the transmittal date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Balancing Amount, each as applicable and at the discretion of ProShare Advisors, or of the Cash Purchase Amount together with the applicable Transaction Fee.
Rejection of Purchase Orders
The Trust reserves the right to reject a purchase order transmitted to it by the Distributor including but not limited to the following: (a) the order is not in proper form; (b) the purchaser or group of purchasers, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; or (d) in the event that circumstances outside the control of the Trust, the Distributor and ProShare Advisors make it impractical to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, ProShare Advisors, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process; and similar extraordinary events.
The Trust shall notify a prospective purchaser of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.
Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
As described below, at the discretion of ProShare Advisors, the Fund may, at times, only accept in-kind redemption orders from Authorized Participants.
Redemption in Fund Securities
The Fund may provide redemptions in portfolio securities or cash at ProShare Advisors’ discretion. The Index Receipt Agent makes available through the NSCC immediately prior to the opening of business on the Exchange on each day that the Exchange is open for business the portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). These securities, at times, may not be identical to Deposit Securities which are applicable to a purchase of Creation Units. The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeeming shareholder a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.
The redemption proceeds for a Creation Unit generally consist of Fund Securities, as announced by the Index Receipt Agent through the NSCC on any Business Day, plus the Balancing Amount. The redemption Transaction Fee described below is deducted from such redemption proceeds.
Redemption in Cash
The Fund may in its discretion exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption Transaction Fee and additional charge for requested cash redemptions, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities).
For certain redemptions, the proceeds will consist solely of cash in an amount equal to the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, less the redemption Transaction Fee described below (the “Cash Redemption Amount”).
Suspension or Postponement of Right of Redemption
The Fund may, in its discretion, suspend the right of redemption or may postpone the redemption or purchase settlement date, (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
Placement of Redemption Orders Using the Clearing Process
Orders to redeem Creation Units of the Fund through the Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order for the Fund must be received by the cut-off times set forth in “Purchase and Redemption Cut-Off Times” above.
All other procedures set forth in the Authorized Participant Agreement must be followed in order to receive the next determined NAV. The requisite Fund Securities and the Balancing Amount (minus a redemption Transaction Fee or additional charges for requested cash redemptions) or the Cash Redemption Amount, as applicable and at the discretion of ProShare Advisors, will be transferred by the second (2nd) NSCC Business Day following the date on which such request for redemption is deemed received.
Placement of Redemption Orders Outside the Clearing Process
Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Authorized Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a “participating party” under the Authorized Participant Agreement, but such orders must state that the DTC Participant is not using the Clearing Process and that the redemption of Creation Units will instead be effected through a transfer of Shares directly through DTC. A redemption order for the Fund must be received by the cut-off times set forth in “Purchase and Redemption Cut-Off Times” above. The order must be accompanied or preceded by the requisite number of Shares of the Fund specified in such order, which delivery must be made through DTC to the Custodian by the second Business Day (T+2) following such transmittal date. All procedures set forth in the Authorized Participant Agreement must be properly followed in order to receive the next determined NAV.
After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer Cash Redemption Amount (by the second Business Day (T+2) following the transmittal date on which such redemption order is deemed received by the Transfer Agent).
In certain instances, Authorized Participants may create and redeem Creation Unit aggregations of the same Fund on the same trade date. In this instance, the Trust reserves the right to settle these transactions on a net basis.

Cancellations
In the event an order is cancelled, the Authorized Participant will be responsible for reimbursing the Fund for all costs associated with cancelling the order, including costs for repositioning the portfolio, provided the Authorized Participant shall not be responsible for such costs if the order was cancelled for reasons outside the Authorized Participant’s control or the Authorized Participant was not otherwise responsible or at fault for such cancellation. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day, with a newly constituted Portfolio Deposit or Fund Securities to reflect the next calculated NAV.
Transaction Fees
Transaction fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of the Fund associated with the issuance and redemption of Creation Units of Shares. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable Transaction Fee equal to a percentage of the value of each Creation Unit purchased or redeemed may be applicable to a creation or redemption transaction. Purchasers of Creation Units for cash may also be required to pay an additional charge to compensate the Fund for brokerage, market impact or other expenses. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed an additional charge for cash purchases. The maximum Transaction Fee on purchases and redemptions will be 2.00% of the NAV of any Creation Unit. In all cases, transaction fees will be limited in accordance with the applicable requirements of SEC Rules and Regulations. The Transaction Fees charged to the Fund are presented in the Authorized Participant Handbook.
Purchasers of Shares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors will also bear the costs of transferring securities from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.
These fees may, in certain circumstances, be paid by ProShare Advisors or otherwise waived.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the 1933 Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead a person to be deemed an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust has been granted an exemption by the SEC from this prospectus delivery obligation in ordinary secondary market transactions involving Shares under certain circumstances, on the condition that purchasers of Shares are provided with a product description of the Shares. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to an ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied if the Fund’s prospectus is made available upon request at the national securities exchange on which the Shares of such Fund trade. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to other transactions.

DETERMINATION OF NET ASSET VALUE
The NAV per Share for the Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV calculation time for the Fund is listed in the chart below (which may be earlier if the relevant Exchange or any relevant bond market closes early):
Fund(s)	Typical NAV Calculation Time Eastern Time
ProShares Bitcoin & Ether Market Cap Weight Strategy ETF	4:00 p.m.
Certain portfolio investments may not be traded on days the Fund is open for business.
Securities (including short-term securities) and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Short-term securities are valued on the basis of amortized cost or based on market prices. Futures contracts are generally valued at their last sale price prior to the time at which the NAV per share of a class of shares of the Fund is determined. Alternatively, fair valuation procedures as described below may be applied if deemed more appropriate.
When ProShare Advisors determines that the price of a security is not readily available or deems the price unreliable, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

TAXATION
OVERVIEW
Set forth below is a general discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of the Fund’s Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, life insurance companies, banks and other financial institutions, and IRAs and other retirement plans). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of the Fund’s Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.
TAXATION OF THE FUND
The Fund has elected and intends to qualify and to be eligible each year to be treated as a RIC under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, the Fund generally must, among other things:
(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from futures contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” as described below (the income described in this subparagraph (a), “Qualifying Income”);
(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (or by the end of the 30-day period following the close of such quarter), (i) at least 50% of the fair market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund’s total assets and to an amount not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and
(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.
In general, for purposes of the 90% gross income requirement described in subparagraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in clause (i) of subparagraph (a) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Moreover, the amounts derived from investments in foreign currency will be treated as Qualifying Income for purposes of subparagraph (a) above. There is a remote possibility that the Internal Revenue Service (“IRS”) could issue guidance contrary to such treatment with respect to foreign currency gains that are not directly related to a RIC’s principal business of investing in stocks or securities (or futures), which could affect the Fund’s ability to meet the 90% gross income test and adversely affect the manner in which that Fund is managed.
For purposes of the diversification test described in subparagraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.
If, in any taxable year, the Fund were to fail to meet the 90% gross income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying the Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or did not cure such a failure for any taxable year, or otherwise failed to qualify as a RIC accorded special tax treatment under the Code, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gain (if any), can be taxable to shareholders as dividend income. In such a case, distributions from the Fund would not be deductible by the Fund in computing its taxable income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
As noted above, if the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).
The Fund expects to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of its net long-term capital gains over its net short-term capital losses, in each case determined with reference to any loss carryforwards). Investment company taxable income that is retained by the Fund will be subject to tax at the regular corporate rate. If the Fund retains any net capital gain, it will be subject to tax at the regular corporate rate on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
Amounts not distributed on a timely basis in accordance with a prescribed formula are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount generally equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), and (3) all such ordinary income and capital gains that were not distributed in previous years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects) are generally treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid imposition of the excise tax, although the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the payment of the excise tax amount is deemed to be de minimis).
A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and is paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses forward from any taxable year to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. Any such capital loss carryforwards will generally retain their character as short-term or long-term and will be applied first against gains of the same character before offsetting gains of a different character (e.g., net capital losses resulting from previously realized net long-term losses will first offset any long-term capital gain, with any remaining amounts available to offset any net short-term capital gain).
TAXATION OF FUND DISTRIBUTIONS
Distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain—the excess of net long-term capital gain over net short-term capital losses, in each case determined with reference to any loss carryforwards—that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxable to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. The IRS and U.S. Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of ordinary dividends and Capital Gain Dividends as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.
Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Distributions are also taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for the Fund shares). Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.
A dividend or Capital Gain Dividend with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an IRA, retirement plan, or corporate pension or profit sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular situation.
Shareholders will be notified annually as to the U.S. federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the value of the shares received.
QUALIFIED DIVIDEND INCOME
“Qualified dividend income” received by an individual is taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s Shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s Shares.
Dividends-Received Deduction
In general, dividends of net investment income received by corporate shareholders of the Fund may qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).
Repurchase Agreements
Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.
DISPOSITION OF SHARES
Upon a sale, exchange or other disposition of shares of the Fund, a shareholder will generally realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and generally will be long-term or short-term capital gain or loss depending upon the shareholder’s holding period for the shares. Any loss realized on a sale, exchange or other disposition will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of the Fund’s Shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received or treated as having been received by the shareholder with respect to such shares.
MARKET DISCOUNT
If the Fund purchases in the secondary market a debt security that has a fixed maturity date of more than one year from its date of issuance at a price lower than the stated redemption price of such debt security (or, in the case of a debt security issued with “original issue discount” (described below), a price below the debt security’s “revised issue price”), the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the accrued market discount.

ORIGINAL ISSUE DISCOUNT
Certain debt securities may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest income that is included in the Fund’s income and, therefore, subject to the distribution requirements applicable to RICs, even though the Fund may not receive a corresponding amount of cash until a partial or full repayment or disposition of the debt security.
Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).
If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.
FUTURES CONTRACTS
The tax treatment of certain contracts (including regulated futures contracts) entered into by the Fund will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses (“60/40”). Also, Section 1256 contracts held by the Fund at the end of each taxable year (and for purposes of the 4% excise tax, on certain other dates prescribed in the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gains or losses are treated as ordinary or 60/40 gains or losses, as appropriate.
Transactions in futures undertaken by the Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.
Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund is not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to the Fund that did not engage in such transactions.
More generally, investments by the Fund in futures contracts are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund and defer or possibly prevent the recognition or use of certain losses by the Fund. The rules could, in turn, affect the amount, timing or character of the income distributed to shareholders by the Fund. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid the Fund-level tax.
COMMODITY-LINKED INSTRUMENTS AND INVESTMENT IN A CAYMAN ISLANDS SUBSIDIARY
As discussed above in “Investment in a Subsidiary”, the Fund intends to achieve commodity exposure through investment in a wholly-owned foreign subsidiary (the “Subsidiary”). The Subsidiary is classified as a corporation and is treated as a “controlled foreign corporation” (“CFC”) for U.S. federal income tax purposes. The Fund will limit its investments in its Subsidiary in the aggregate to 25% of the Fund’s total assets at the end of each quarter. The Fund does not expect that income from its investment in its Subsidiary will be eligible to be treated as qualified dividend income or that distributions from its Subsidiary will be eligible for the corporate dividends-received deduction. If the Fund’s investments in its Subsidiary were to exceed 25% of the Fund’s total assets at the end of a quarter, the Fund may no longer be eligible to be treated as a RIC under Subchapter M of the code. The Advisor will carefully monitor the Fund’s investments in the subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the subsidiary at the end of each tax quarter. The Fund intends to invest in complex derivatives for which there is not clear guidance from the Internal Revenue Service (“IRS”) as to the calculation of such investments under the asset diversification test applicable to RICs. There are no assurances that the IRS will agree with the Fund’s calculation under the asset diversification test which could cause the Fund to fail to qualify as a RIC.
If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions
It is expected that the Subsidiary will neither be subject to taxation on its net income in the same manner as a corporation formed in the United States nor subject to branch profits tax on the income and gain derived from its activities in the United States. A foreign corporation will generally not be subject to such taxation unless it is engaged in or is treated as engaged in a U.S. trade or business. The Subsidiary expects to operate in a manner such that it is not so engaged or so treated.
In general, a foreign corporation that is not engaged in and is not treated as engaged in a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the United States and the jurisdiction in which any Subsidiary is (or would be) resident that would reduce this rate of withholding tax. Income subject to such a flat tax is of a fixed or determinable annual or periodic nature and includes dividends and interest income. Certain types of income are specifically exempted from the 30% tax and thus withholding is not required on payments of such income to a foreign corporation. The 30% tax generally does not apply to capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30% tax also does not apply to interest which qualifies as “portfolio interest.” Very generally, the term portfolio interest includes U.S.-source interest (including OID) on an obligation in registered form, and with respect to which the person, who would otherwise be required to deduct and withhold the 30% tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Code.
As discussed in more detail below, FATCA (as defined below) generally imposes a reporting and 30% withholding tax regime with respect to certain U.S.-source income (“withholdable payments”) paid to “foreign financial institutions” and certain other non-U.S. entities when those entities fail to satisfy the applicable account documentation, information reporting, withholding, registration, certification and/or other requirements applicable to their status under FATCA. A Subsidiary will be subject to the 30% withholding tax in respect of any withholdable payment it receives if it fails to satisfy these requirements, as may be applicable to the Subsidiary. The Subsidiary expects to satisfy these requirements, as may be applicable to it, so as to avoid this additional 30% withholding. See “Certain Additional Reporting and Withholding Requirements” below for more discussion of these rules.
A U.S. person, including the Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the CFC provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. Because of its investment in its Subsidiary, the Fund is a U.S. Shareholder in a CFC. As a U.S. Shareholder, the Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “subpart F income” and any “global intangible low-taxed income” or (“GILTI”) for the CFC’s taxable year ending within the Fund’s taxable year whether or not such income is actually distributed by the CFC. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, net gains from transactions (including futures) in commodities, and receipts with respect to securities loans. GILTI generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC’s depreciable tangible assets. Subpart F income and GILTI are treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to an investing Fund and thus will not be available to offset income or capital gain generated from that Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent the Fund invests in its Subsidiary and recognizes subpart F income or GILTI in excess of actual cash distributions from such the Subsidiary, if any, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. Subpart F income also includes the excess of gains over losses from transactions (including futures) in commodities.
The Fund’s recognition of any subpart F income or GILTI from an investment in its Subsidiary will increase the Fund’s tax basis in such subsidiary. Distributions by a Subsidiary to the Fund, including in redemption of its Subsidiary’s shares, will be tax free, to the extent of its Subsidiary’s previously undistributed subpart F income or GILTI, and will correspondingly reduce the Fund’s tax basis in its Subsidiary, and any distributions in excess of the Fund’s tax basis in its Subsidiary will be treated as realized gain. Any losses with respect to the Fund’s shares of its Subsidiary will not be currently recognized. The Fund’s investment in its Subsidiary will potentially have the effect of accelerating the Fund’s recognition of income and causing its income to be treated as ordinary income, regardless of the character of such subsidiary’s income. If a net loss is realized by a Subsidiary, such loss is generally not available to offset the income earned by the Fund. In addition, the net losses incurred during a taxable year by a Subsidiary cannot be carried forward by such Subsidiary to offset gains realized by it in subsequent taxable years. The Fund will not receive any credit in respect of any non-U.S. tax borne by a Subsidiary.
Under Treasury regulations, subpart F inclusions included in the Fund’s annual income for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Fund’s business of investing in stock, securities of currencies.
UNRELATED BUSINESS TAXABLE INCOME
Under current law, income of a RIC that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Share in the Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made.
CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.
BACKUP WITHHOLDING
The Fund may be required to withhold federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s federal income tax liability.
In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisors in this regard.
NON-U.S. SHAREHOLDERS
Distributions by the Fund to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign shareholder”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.
The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If the Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.
In order to qualify for the withholding exemptions for Capital Gain Dividends interest-related and short-term capital gain dividends, a foreign shareholder is required to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing the applicable W-8 form or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should consult their tax advisors or intermediaries, as applicable, regarding the application of these rules to their accounts.
Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
If a beneficial owner of Fund shares who or which is a foreign shareholder has a trade or business in the United States, and income from the Fund is effectively connected with the conduct by the beneficial owner of that trade or business, such income will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax.
In general, a beneficial owner of Fund shares who or which is a foreign shareholder is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale of shares of the Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).
If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.
Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. The Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE.
If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.
Foreign shareholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund Shares.
Foreign shareholders should consult their tax advisors and, if holding Shares through intermediaries, their intermediaries, concerning the application of these rules to an investment in the Fund.
CERTAIN ADDITIONAL REPORTING AND WITHHOLDING REQUIREMENTS
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agent may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays to such shareholder. The IRS and the U.S. Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).
Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
REPORTING REQUIREMENTS REGARDING FOREIGN BANK AND FINANCIAL ACCOUNTS
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.
TAX EQUALIZATION
The Fund intends to distribute its net investment income and capital gains to shareholders at least annually to qualify for treatment as a RIC under the Code. Under current law, provided the Fund is not treated as a “personal holding company” for U.S. federal income tax purposes, the Fund is permitted to treat on its tax return as dividends paid the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s accumulated earnings and profits. This practice, called tax “equalization,” reduces the amount of income and/or gains that the Fund is required to distribute as dividends to non-redeeming shareholders. Tax equalization is not available to the Fund treated as a personal holding company. The amount of any undistributed income and/or gains is reflected in the value of the Fund’s Shares. The total return on a shareholder’s investment will generally not be reduced as a result of the Fund’s use of this practice.
PERSONAL HOLDING COMPANY STATUS
The Fund will be a personal holding company for federal income tax purposes if 50% or more of the Fund’s shares are owned, at any time during the last half of the Fund’s taxable year, directly or indirectly by five or fewer individuals. For this purpose, the term “individual” includes pension trusts, private foundations and 91 certain other tax-exempt trusts. If the Fund becomes a personal holding company, it may be subject to a tax of 20% on all its investment income and on any net short-term gains not distributed to shareholders on or before the fifteenth day of the third month following the close of the Fund’s taxable year. In addition, the Fund’s status as a personal holding company may limit the ability of the Fund to distribute dividends with respect to a taxable year in a manner qualifying for the dividends-paid deduction subsequent to the end of the taxable year and will prevent the Fund from using tax equalization, which may result in the Fund paying a fund-level income tax. The Fund intends to distribute all of its income and gain in timely manner such that it will not be subject to an income tax or an otherwise applicable personal holding company tax, but there can be no assurance that a Fund will be successful in doing so each year. There can be no assurance that the Fund is not nor will not become a personal holding company.
TAX SHELTER DISCLOSURE
Under U.S. Treasury regulations, if a shareholder recognizes a loss on a disposition of the Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
CREATION AND REDEMPTION OF CREATION UNITS
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. Authorized Participants that are “dealers in securities” for U.S. federal income tax purposes are subject to different rules with respect to holding, acquiring and disposing of securities, including Creation Units. Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-terms capital gain or loss if the shares have been held for one year or less.
Authorized Participants that are “dealers in securities” for U.S. federal income tax purposes are subject to different rules with respect to holding, acquiring and disposing of securities, including Creation Units. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.
OTHER TAX INFORMATION
The foregoing discussion is primarily a summary of certain U.S. federal income tax consequences of investing in the Fund based on the law in effect as of the date of this SAI. The discussion does not address in detail special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, banks and other financial institutions, and investors making in-kind contributions to the Fund. Such shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in the Fund.

OTHER INFORMATION
RATING SERVICES
The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services, and DBRS, Inc. represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. A description of the ratings used herein and in the Prospectus is set forth in Appendix A to this SAI.
FINANCIAL STATEMENTS
The Fund’s fiscal year end is May 31st. Because the Fund had not commenced operations prior to May 31, 2023, no financial statements are available.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROSHARES TRUST. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROSHARES TRUST IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
S&P GLOBAL RATINGS (“S&P”)
Long-Term Issue Credit Ratings
AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB – An obligation rated ’BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB;B;CCC;CC; and C – Obligations rated ’BB’, ’B’, ’CCC’, ’CC’, and ’C’ are regarded as having significant speculative characteristics. ’BB’ indicates the least degree of speculation and ’C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB – An obligation rated ’BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B – An obligation rated ’B’ is more vulnerable to nonpayment than obligations rated ’BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC –An obligation rated ’CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC – An obligation rated ’CC’ is currently highly vulnerable to nonpayment. The ’CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C – An obligation rated ’C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D – An obligation rated ’D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ’D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ’D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ’D’ if it is subject to a distressed debt restructuring.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
Municipal Short-Term Note Ratings
SP-1 – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 – Speculative capacity to pay principal and interest.
Short-Term Issue Credit Ratings
A-1 – A short-term obligation rated ’A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2 – A short-term obligation rated ’A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3 – A short-term obligation rated ’A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B – A short-term obligation rated ’B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments..
C – A short-term obligation rated ’C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D – A short-term obligation rated ’D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ’D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ’D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ’D’ if it is subject to a distressed debt restructuring.
MOODY’S INVESTORS SERVICE (“MOODY’S”)
Long-Term Rating Scale
Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal risk.
Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A – Obligations rated A are considered upper medium-grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess speculative characteristics.
Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B – Obligations rated B are considered speculative and are subject to high credit risk.
Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.
C – Obligations rated C are the lowest-rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Short-Term Rating Scale
P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Municipal Investment Grade Rating Scale
MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Variable Municipal Investment Grade Rating Scale
VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
FITCH INVESTOR SERVICES (“FITCH’S)
Issuer Default Ratings
AAA – Highest credit quality. ’AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A – High credit quality. ’A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB – Good credit quality. ’BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB – Speculative. ’BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B – Highly speculative. ’B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC – Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC – Very high levels of credit risk. Default of some kind appears probable.
C – Near Default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired.
RD – Restricted default. ’RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating.
D – Default. ’D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.
DBRS, Inc.
Long Term Obligations Scale
AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
AA – Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.
BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
BB – Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
CCC/CC/C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C rating categories are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.
D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Commercial Paper and Short-Term Debt Rating Scale
R-1 (high) – Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
R-1 (middle) – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
R-1 (low) – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
R-2 (high) – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
R-2 (middle) – Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
R-2 (low) – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
R-3 – Lowest end of adequate credit quality. There is capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.
R-4 – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
R-5 – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
D – When the issuer has filed under any applicable bankruptcy, insolvency, or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur.

DBRS Morningstar may also use SD (Selective Default) in cases where only some 16 DBRS Morningstar Product Guide securities are impacted, such as the case of a “distressed exchange.”

APPENDIX B
PRINCIPAL HOLDERS AND CONTROL PERSONS
From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.
CONTROLLING PERSON INFORMATION
As of the date of this SAI, beneficial ownership information is not available as the Fund has not commenced operations. Prior to the Fund’s launch, the Advisor purchased Fund shares in order to facilitate the Fund’s launch and listing activities. The Advisor may redeem such shares shortly after the Fund commences operations.
B-1

APPENDIX C
TITLE:	Proxy Voting Policies and Procedures
FOR:	ProShare Advisors LLC ProFund Advisors LLC
DATED:	March 1, 2008
AS REVISED:	May 1, 2015
C-1

Proxy Voting Policies and Procedures to Maximize Shareholder Value and Protect Shareowner Interests
It is the policy of ProFund Advisors LLC and ProShare Advisors LLC (collectively, the “Advisor”) to seek to maximize shareholder value and protect shareholder interests when voting proxies on behalf of clients. The Advisor seeks to achieve this goal by utilizing a set of proxy voting guidelines (the “Guidelines”) maintained and implemented by an independent service provider, Institutional Shareholder Services (“ISS”). The Advisor believes that these Policies and Procedures, including the Guidelines, are reasonably designed to ensure that proxy matters are conducted in the best interests of clients and in accordance with the Advisor’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940, and, in the case of its registered fund clients, applicable rules under the Investment Company Act of 1940.
Proxy Voting Guidelines
Proxies generally will be voted in accordance with the ISS Guidelines, an extensive list of common proxy voting issues and recommended voting actions for such issues based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Common issues in the Guidelines, and factors taken into consideration in voting proxies with respect to these issues, include, but are not limited to:
•Election of Directors—considering factors such as director qualifications, term of office, age limits.
•Proxy Contests—considering factors such as voting for nominees in contested elections and reimbursement of expenses.
•Election of Auditors—considering factors such as independence and reputation of the auditing firm.
•Proxy Contest Defenses—considering factors such as board structure and cumulative voting.
•Tender Offer Defenses—considering factors such as poison pills (stock purchase rights plans) and fair price provisions.
•Miscellaneous Governance Issues—considering factors such as confidential voting and equal access.
•Capital Structure—considering factors such as common stock authorization and stock distributions.
•Executive and Director Compensation—considering factors such as performance goals and employee stock purchase plans.
•State of Incorporation—considering factors such as state takeover statutes and voting on reincorporation proposals.
•Mergers and Corporate Restructuring—considering factors such as spinoffs and asset sales.
•Mutual Fund Proxy Voting—considering factors such as election of directors and proxy contests.
•Consumer and Public Safety Issues—considering factors such as social and environmental issues as well as labor issues.
A full description of the Guidelines is maintained by the Advisor and the Advisor has established a committee that monitors the effectiveness of the Guidelines (the “Brokerage Allocation and Proxy Voting Committee” or the “Committee”).
The Advisor reserves the right to modify any of the recommendations set forth in the Guidelines with respect to any particular issue in the future, in accordance with the Advisor intent to vote proxies for clients in a manner that the Advisor determines is in the best interests of clients and which seeks to maximize the value of the client’s investments. The Advisor is not required to vote every proxy in fulfilling its proxy voting obligations. In some cases, the Advisor may determine that it is in the best interests of a client to refrain from exercising proxy voting rights. For example, the Advisor may determine that the cost of voting certain proxies exceeds the expected benefit to the client (such as where casting a vote on a foreign security would require hiring a translator), and may abstain from voting in such cases.
C-2

In cases where the Advisor does not receive a solicitation or enough information with respect to a proxy vote within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor may be unable to vote. With respect to non- U.S. companies, it is typically difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisor does not vote proxies of non-U.S. companies if it determines that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.
Overview of the Proxy Voting Process
In relying on ISS to vote client proxies, the Advisor will take reasonable steps and obtain adequate information to verify that ISS has the capacity to provide adequate proxy advice, is independent of the Advisor, has an adequate conflict of interest policy, and does not have the incentive to vote proxies in anyone’s interest other than that of the Advisor’s client. In addition, the Committee will monitor for conflicts concerning ISS.
As proxy agent, ISS devotes research for proxies based on the level of complexity of the proxy materials to be voted. ISS assigns complex issues such as mergers or restructuring to senior analysts. Recurring issues for which case-by-case analysis is unnecessary are handled by more junior analysts. In every case, an analyst reviews publicly available information such as SEC filings and recent news reports and, if necessary, may contact issuers directly. Such discussions with issuers may be handled by telephone or in a face-to-face meeting. Analysts will seek to speak directly with management when a question is not answered by publicly available information and such information is needed for an informed recommendation.
As part of ISS’s quality assurance process, every analysis is reviewed by a director of research or a chief policy advisor. Complex issues such as mergers are assigned to senior staff members. Contested issues are reviewed by research directors. While a senior analyst takes the lead on every proxy contest, a member of management will frequently conduct additional review by participating in calls with principals directly involved with the proxy issue.
Generally, proxies are voted in accordance with the voting recommendations as stated in the Guidelines. ISS will consult the Advisor on non-routine issues. Information about the Guidelines is available on the ISS web site at: http://www.issgovernance.com/file/policy/2015-us-summary-voting-guidelines-updated.pdf.
Oversight of the Proxy Voting Process
The Advisor has established the Brokerage Allocation and Proxy Voting Committee, in part, to oversee the proxy voting process. ISS provides the Advisor quarterly reports, which the Advisor reviews to ensure that client proxies are being voted properly. The Advisor and ISS also perform spot checks on an intra-quarterly basis. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments, in turn, is provided to the Committee.
Conflicts of Interest
From time to time, proxy issues may pose a material conflict of interest between the Advisor and its clients. It shall be the duty of the Committee to monitor for and to identify potential conflicts of interest. The Committee will also determine which conflicts are material (if any). To ensure that proxy voting decisions are based on the best interests of the client in the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with the Guidelines. If a registered investment company managed by the Advisor owns shares of another investment company managed by the
C-3

Advisor, “echo voting” is employed to avoid certain potential conflicts of interest. Echo voting means that the Advisor votes the shares of each such underlying investment company in the same proportion as the vote of all of the other holders of the underlying investment company’s shares.
The Committee will disclose to clients any voting issues that created a conflict of interest and the manner in which ISS, on behalf of the Advisor, voted such proxies.
Securities Lending Program
The Advisor acknowledges that, when a registered fund client (a “Fund”) lends its portfolio securities, the Fund’s Trustees (who generally have delegated proxy voting responsibility to the Advisor) retain a fiduciary obligation to vote proxies relating to such securities and to recall the securities in the event of a shareholder vote on a material event affecting the security on the loan. Under the Fund’s securities lending agreements, the Fund generally retains the right to recall a loaned security and to exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the Advisor must recall the securities prior to the established record date. It is the Advisor’s general policy to use its best efforts to recall securities on loan and to vote proxies relating to such securities if the Advisor determines that such proxies involve a material event affecting the loaned securities. The Advisor may utilize third party service providers to assist it in identifying and evaluating whether an event is material.
As noted, in certain cases, the Advisor may determine that voting proxies is not in the best interest of a client and may refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. If the Advisor determines that the expected value of casting a vote will be less than the securities lending income, either because the votes would not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor’s recalling the loaned securities in order to ensure they are voted (e.g., for an annual shareholder meeting at which purely routine votes are at issue, or if the relevant Fund owns a de minimus percentage of the outstanding shares at issue). The Advisor intends to recall securities on loan if it determines that voting the securities is likely to affect materially the value of the Fund’s investment and that it is in the Fund’s best interests to do so.
Availability of Information; Record of Proxy Voting
The Advisor, with the assistance of ISS, shall maintain for a period of at least five years the following records relating to proxy voting on behalf of clients:
(1) proxy voting policies and procedures;
(2) proxy statements received for clients (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
(3) any documents prepared by the Advisor that were material to making a proxy voting decision or that memorialized the basis for the decision;
(4) records of votes cast on behalf of clients (which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request); and
(5) records of written requests for proxy voting information and written responses from the Advisor to either a written or oral request.
For the first two years, the Advisor will store such records at its principal office. Voting records will also be maintained and will be available free of charge by calling the Advisor at 888-776-1972. The voting record is available on the website of the Securities and Exchange Commission at www.sec.gov.
C-4

Disclosure
The Advisor will inform its clients as to how to obtain information regarding the Advisor’s voting of the clients’ securities. The Advisor will provide its clients with a summary of its proxy voting guidelines, process and policies and will inform its clients as to how they can obtain a copy of the complete Guidelines upon request. The Advisor will include such information described in the preceding two sentences in its Form ADV and will provide its existing clients with the above information. The Advisor shall disclose in the statements of additional information of registered fund clients a summary of procedures which the Advisor uses to determine how to vote proxies relating to portfolio securities of such clients. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and the Advisor or an affiliate of the Advisor.
The semi-annual reports of Fund clients shall indicate that the Fund’s proxy voting records are available: (i) by calling a toll-free number; or (ii) on the SEC’s website. If a request for the records is received, the requested description must be sent within three business days by a prompt method of delivery.
The Advisor, on behalf of the Fund it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.
C-5

PART C. OTHER INFORMATION
ProShares Trust
Item 28. Exhibits
(a)
Articles of Incorporation
(1)
Certificate of Trust of the Registrant.1
(2)
Certificate of Amendment to the Certificate of Trust of the Registrant to xtraShares Trust).2
(3)
Certificate of Amendment to the Certificate of Trust of the Registrant ProShares Trust).3
(4)
Amended and Restated Declaration of Trust of the Registrant.8
(b)
By-Laws
(1)
Amended and Restated By-Laws of the Registrant.8
(c)
Instruments Defining Rights of Security Holders
Not applicable.
(d)
Investment Advisory Contracts
(1)
Investment Advisory Agreement between Registrant and ProShare Advisors LLC4 and Amendment No. 38 to Schedule A, as of September 11, 2023.28
(2)
Amended and Restated Advisory Fee Waiver Agreement between ProShare Advisors LLC and Registrant, dated September 30, 2017,14 and Schedule A, dated September 11, 2023.28
(3)
Investment Advisory and Management Agreement between ProShare Advisors LLC and Registrant, dated June 23, 2015, as amended February 12, 201613, and Schedule A, dated as of September 11, 2023.28
(4)
Investment Advisory and Management Agreement between Registrant and ProShare Advisors LLC dated October 12, 202122
(5)
Investment Advisory and Management Agreement between ProShare Advisors LLC and ProShares Cayman Bitcoin Strategy Portfolio (Cayman Islands subsidiary of ProShares Bitcoin Strategy ETF) dated as of September 16, 2021.22
(6)
Investment Advisory and Management Fee Waiver Agreement between Registrant and ProShare Advisors LLC dated February 1, 202223 and Schedule A, dated as of September 11, 2023.28
(7)
Investment Advisory and Management Agreement between ProShare Advisors LLC and ProShares Cayman Carbon Offsets Portfolio (Cayman Islands subsidiary of ProShares Carbon Offsets Strategy ETF) dated as of February 2, 2022.24
(8)
Investment Advisory and Management Agreement between ProShare Advisors LLC and ProShares Cayman Bitcoin Inverse Strategy Portfolio (Cayman Islands Subsidiary of ProShares Short Bitcoin Strategy ETF) dated as of May 4, 2022.25
(9)
Investment Advisory and Management Agreement between ProShare Advisors LLC and ProShares Cayman Crude Oil Strategy Portfolio (Cayman Islands Subsidiary of ProShares K-1 Free Crude Oil Strategy) dated as of September 12, 2016.28
(e)
Underwriting Contracts
(1)
Distribution Agreement between Registrant and SEI Investments Distribution Co.5
(f)
Bonus or Profit Sharing Contracts
Not applicable.
(g)
Custodian Agreements
(1)
Domestic Custody Agreement between Registrant and JPMorgan Chase Bank, N.A. 5
(a)
Cash Trade Execution Rider.7
(b)
Amendment No. 3 to Cash Trade Execution Rider.7
(c)
Amended and Restated Global Custody Rider.10
(d)
Amended Schedule A of Fee Schedules for Global Custody and Agency Services, dated September 19, 2018.16

(e)
Amendment No. 49 to the Domestic Custody Agreement between the Registrant and JPMorgan Chase, N.A., dated September 19, 2018.16
(h)
Other Material Contracts
(1)
Management Services Agreement between Registrant and ProShare Advisors LLC4 and Amendment No. 37 to Schedule A, as of September 11, 2023.28
(2)
Expense Limitation Agreement between Registrant and ProShare Advisors LLC4 and Schedule A as of September 11, 2023.28
(3)
Advisory and Management Fee Waiver and Reimbursement Agreement between Registrant and ProShare Advisors LLC, on behalf of ProShares Ether Strategy ETF, ProShares Short Ether Strategy ETF, ProShares Bitcoin & Ether Strategy ETF and ProShares Bitcoin & Ether Equal Weight Strategy ETF, and Schedule A, dated as of September 11, 2023. 28
(4)
Fund Services Agreement (Administration and Compliance Services, Regulatory Services, Accounting Services) between Registrant and J.P. Morgan Investor Services Co.5 and Amendment No. 50, dated September 19, 2018.18
(5)
Agency Services Agreement between Registrant and JPMorgan Chase Bank, N.A.5 and Amendment No. 45, dated September 19, 2018.16
(6)
Form of Authorized Participant Agreement between Registrant and SEI Investments Distribution Co.28
(7)
PFO/Treasurer Services Agreement between Registrant and Foreside Compliance Services, LLC5 and Amendment No. 1, dated January 17, 2007.7
(8)
Regulatory Administration Agreement between Registrant and Citi Fund Services Ohio, Inc., dated January 1, 2012.9
(9)
Securities Lending Agreement between Registrant and JPMorgan Chase Bank, N.A.17
(10)
Fund of Funds Investment Agreement between Registrant, Northern Lights Fund Trust and Northern Lights Variable Trust, dated December 16, 2021.26
(11)
Fund of Funds Investment Agreement between Registrant and IndexIQ ETF Trust, dated December 31, 2021.26
(12)
Fund of Funds Investment Agreement between Registrant and MainStay VP Funds Trust, dated December 31, 2021.26
(13)
Fund of Funds Investment Agreement between Registrant and Canterbury Portfolio Thermostat Fund, dated January 14, 2022.26
(14)
Fund of Funds Investment Agreement between Registrant and Absolute Shares Trust Trust, dated January 19, 2022.26
(15)
Fund of Funds Investment Agreement between Registrant and AdvisorShares Trust Trust, dated January 19, 2022.26
(16)
Fund of Funds Investment Agreement between Registrant, BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc. and iShares U.S. ETF Trust, dated January 19, 2022.26
(17)
Fund of Funds Investment Agreement between Registrant, Deutsche DWS Asset Allocation Trust, Deutsche DWS Market Trust and Deutsche DWS Variable Series II, dated January 19, 2022.26
(18)
Fund of Funds Investment Agreement between Registrant and E-Valuator Funds Trust, dated January 19, 2022.26
(19)
Fund of Funds Investment Agreement between Registrant, Eaton Vance Richard Bernstein Equity Strategy Fund and Eaton Vance Richard Bernstein All Asset Strategy Fund, dated January 19, 2022.26
(20)
Fund of Funds Investment Agreement between Registrant, EQ Advisors Trust and 1290 Funds, dated January 19, 2022.26
(21)
Fund of Funds Investment Agreement between Registrant, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, dated January 19, 2022.26

(22)
Fund of Funds Investment Agreement between Registrant and Innealta Capital, LLC, dated January 19, 2022.26
(23)
Fund of Funds Investment Agreement between Registrant and The Lazard Funds, Inc., dated January 19, 2022.26
(24)
Fund of Funds Investment Agreement between Registrant and North Square Funds, dated January 19, 2022.26
(25)
Fund of Funds Investment Agreement between Registrant and Northern Lights Fund Trust III, dated January 19, 2022.26
(26)
Fund of Funds Investment Agreement between Registrant, PIMCO Equity Series, PIMCO Funds and PIMCO Variable Insurance Trust, dated January 19, 2022.26
(27)
Fund of Funds Investment Agreement between Registrant, Salient MF Trust, Forward Funds and Salient Midstream & MLP Fund, dated January 19, 2022.26
(28)
Fund of Funds Investment Agreement between Registrant, Savos Investments Trust, GPS Funds I and GPS Funds II, dated January 19, 2022.26
(29)
Fund of Funds Investment Agreement between Registrant and Ultimus Managers Trust, dated January 19, 2022.26
(30)
Fund of Funds Investment Agreement between Registrant and Managed Portfolio Series, dated May 16, 2023.28
(i)
Legal Opinion.29
(j)
Consent of Independent Registered Public Accounting Firm.
Not applicable.
(k)
Omitted Financial Statements
Not applicable.
(l)
Initial Capital Agreements
(1)
Investor Letter.6
(m)
Rule 12b-1 Plan
(1)
Form of Distribution Plan.3
(n)
Rule 18f-3 Plan
Not applicable.
(o)
Reserved
Not applicable.
(p)
Codes of Ethics
(1)
Combined Code of Ethics of ProShares, ProFunds, ProShare Advisors LLC, ProFund Advisors LLC, and ProFunds Distributors, Inc. dated September 1, 2023.28
(2)
Rule 17j-1 Code of Ethics of the Distributor, dated April 29, 2014.11
(q)
Powers of Attorney
(1)
Power of Attorney from William D. Fertig, dated December 7, 2015.13
(2)
Power of Attorney from Russell S. Reynolds, III, dated December 7, 2015.13
(3)
Power of Attorney from Michael C. Wachs, dated December 7, 2015.13
(4)
Power of Attorney from Michael L. Sapir, dated December 7, 2015.13
(1)
Filed with Initial Registration Statement on June 5, 2002.
(2)
Previously filed on July 17, 2003 as part of Pre-Effective Amendment No. 2 under the Securities Act of 1933 and incorporated by reference herein.
(3)
Previously filed on May 22, 2006 as part of Pre-Effective Amendment No. 6 under the Securities Act of 1933 and incorporated by reference herein.
(4)
Previously filed on June 19, 2006 as part of Pre-Effective Amendment No. 7 under the Securities Act of 1933 and incorporated by reference herein.

(5)
Previously filed on August 30, 2006 as part of Post-Effective Amendment No. 1 under the Securities Act of 1933 and incorporated by reference herein.
(6)
Previously filed on December 29, 2006 as part of Post-Effective Amendment No. 2 under the Securities Act of 1933 and incorporated by reference herein.
(7)
Previously filed on September 28, 2010 as part of Post-Effective Amendment No. 27 under the Securities Act of 1933 and incorporated by reference herein.
(8)
Previously filed on December 30, 2010 as part of Post-Effective Amendment No. 30 under the Securities Act of 1933 and incorporated by reference herein.
(9)
Previously filed on January 23, 2012 as part of Post-Effective Amendment No. 57 under the Securities Act of 1933 and incorporated by reference herein.
(10)
Previously filed on December 6, 2012 as part of Post-Effective Amendment No. 77 under the Securities Act of 1933 and incorporated by reference herein.
(11)
Previously filed on September 22, 2014 as part of Post-Effective Amendment No. 123 under the Securities Act of 1933 and incorporated by reference herein.
(12)
Previously filed on October 8, 2014 as part of Post-Effective Amendment No. 126 under the Securities Act of 1933 and incorporated by reference herein.
(13)
Previously filed on February 12, 2016 as part of Post-Effective Amendment No. 169 under the Securities Act of 1933 and incorporated by reference herein.
(14)
Previously filed on October 2, 2017 as part of Post-Effective Amendment No. 186 under the Securities Act of 1933 and incorporated by reference herein.
(15)
Previously filed on September 28, 2018 as part of Post-Effective Amendment No. 201 under the Securities Act of 1933 and incorporated by reference herein.
(16)
Previously filed on October 22, 2018 as part of Post-Effective Amendment No. 205 under the Securities Act of 1933 and incorporated by reference herein.
(17)
Previously filed on September 25, 2019 as part of Post-Effective Amendment No. 208 under the Securities Act of 1933 and incorporated by reference herein.
(18)
Previously filed on October 4, 2019 as part of Post-Effective Amendment No. 213 under the Securities Act of 1933 and incorporated by reference herein.
(19)
Previously filed on January 15, 2021 as part of Post-Effective Amendment No. 222 under the Securities Act of 1933 and incorporated by reference herein.
(20)
Previously filed on July 16, 2021 as part of Post-Effective Amendment No. 225 under the Securities Act of 1933 and incorporated by reference herein.
(21)
Previously filed on September 23, 2021 as part of Post-Effective Amendment No. 233 under the Securities Act of 1933 and incorporated by reference herein.
(22)
Previously filed on October 15, 2021 as part of Post-Effective Amendment No. 238 under the Securities Act of 1933 and incorporated by reference herein.
(23)
Previously filed on March 14, 2022 as part of Post-Effective Amendment No. 254 under the Securities Act of 1933 and incorporated by reference herein.
(24)
Previously filed on April 20, 2022 as part of Post-Effective Amendment No. 261 under the Securities Act of 1933 and incorporated by reference herein.
(25)
Previously filed on June 19, 2022 as part of Post-Effective Amendment No. 264 under the Securities Act of 1933 and incorporated by reference herein.
(26)
Previously filed on September 27, 2022 as part of Post-Effective Amendment No. 266 under the Securities Act of 1933 and incorporated by reference herein.
(27)
Previously filed on November 1, 2022 as part of Post-Effective Amendment No. 267 under the Securities Act of 1933 and incorporated by reference herein.
(28)
Previously filed on September 26, 2023 as part of Post-Effective Amendment No. 278 under the Securities Act of 1933 and incorporated by reference herein.
(29)
Filed herein.
Item 29. Persons Controlled By or Under Common Control With Registrant
Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person’s control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.
None.
Item 30. Indemnification
State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for their own protection.

Reference is made to Article Eight of the Registrant’s Amended and Restated Declaration of Trust which is incorporated herein by reference:
The Registrant (also, the “Trust”) is organized as a Delaware business trust is operated pursuant to an Amended and Restated Declaration of Trust, dated December 13, 2010 (the “Declaration of Trust”), that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:
No indemnification shall be provided hereunder to a Covered Person:
(a)
For any liability to the Trust or its Shareholders arising out of a final adjudication by the court of other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;
(b)
With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust;
(c)
For any criminal proceeding finally adjudicated for which the Covered Person had reasonable cause to believe that his or her conduct was unlawful; or
(d)
In the event of a settlement of other disposition not involving a final adjudication (as provided in paragraph (a), (b) or (c) of this Section 8.5.2) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by : (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5) acting on the matter); or (ii) a writer opinion of independent legal counsel.
The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.
Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Declaration of Trust shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Declaration of Trust, provided that either: Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by : (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a writer opinion of independent legal counsel.
(a)
Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or
(b)
A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.
As used in Section 8.5 of the Declaration of Trust, the following words shall have the meanings set forth below:

(c)
A “Disinterested Trustee” is one (i) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustees, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;
(d)
“Claim,” “action,” “suite” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and
(e)
“Liability” and “expenses” shall include without limitation, attorneys’ and accountants’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
Item 31. Business and Other Connections of Investment Adviser
Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each director, officer or partner of the investment adviser, or has been, engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee (disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)
Reference is made to the caption “Management” in the Prospectuses constituting Part A which is incorporated herein by reference and “Management of ProShares Trust” in the Statement of Additional Information constituting Part B which is incorporated herein by reference.
The information as to the directors and officers of ProShare Advisors LLC is set forth in ProShare Advisors LLC’s Form ADV filed with the Securities and Exchange Commission on April 7, 2005 (Reference No. 5524427696B2B2), as amended, and is incorporated herein by reference.
Item 32. Principal Underwriters
(a)
State the name of each investment company (other than the registrant) for which each principal underwriter currently distributing securities of the registrant also acts as a principal underwriter, depositor or investment adviser.
Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:
Adviser Managed Trust Fund
Bishop Street Funds
Cambria ETF
Causeway Capital Management Trust
Causeway ETMF Trust
City National Rochdale Funds (f/k/a CNI Charter Funds)
City National Rochdale Select Strategies Fund
City National Rochdale Strategic Credit Fund
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)
Gallery Trust
Global X Funds
Highland Funds I (f/k/a Pyxis Funds I)
Impact Shares Trust
KraneShares Trust
Metaurus Equity Component Trust
New Covenant Funds
ProShares Trust II
RiverPark Floating Rate CMBS Fund (f/k/a RiverPark Commercial Real Estate Fund)
RiverPark Funds
Schroder Series Trust
Schroder Global Series Trust
Schwab Strategic Trust
SEI Catholic Values Trust
SEI Daily Income Trust
SEI Energy Debt Fund
SEI Hedge Fund SPC
SEI Structured Credit Fund, LP
SEI Tax Exempt Trust
SEI Institutional Managed Trust

SEI Institutional International Trust
SEI Asset Allocation Trust
SEI Institutional Investments Trust
SEI Insurance Products Trust
Symmetry Panoramic Trust
TD Asset Management USA Funds
The Advisors’ Timer Circle Fund
The Advisors’ Timer Circle Fund II
The Advisors’ Timer Circle Fund III
The KP Funds
The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).
(b)
Provide the information required by the following table with respect to each director, officer or partner of each principal underwriter named in answer to Item 32. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.
Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	None
Paul F. Klauder	Director	None
Wayne M. Withrow	Director	None
Kevin P. Barr	President & Chief Executive Officer	None
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer & Treasurer	None
John C. Munch	General Counsel & Secretary	None
Jennifer H. Campisi	Chief Compliance Officer, Anti-Money Laundering Officer and Assistant Secretary	None
Mark J. Held	Senior Vice President	None
Lori L. White	Vice President & Assistant Secretary	None
John P. Coary	Vice President and Assistant Secretary	None
Jason McGhin	Vice President	None
Judith A. Rager	Vice President	None
Gary Michael Reese	Vice President	None
Robert M. Silvestri	Vice President	None

Item 33. Location of Accounts and Records
State the names and address of each person maintaining principal possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act [15 u.s.c. 80a-30(a)] and the rules under that section.
The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of:
JP Morgan Chase Bank, N.A.
Attn: General Counsel
4 MetroTech Center
Brooklyn, NY 11245
J.P. Morgan Investor Services Co.
70 Fargo Street — Suite 3 East
Boston, MA 02210-1950
Attention: Fund Administration Department
ProShare Advisors LLC
ProFund Advisors LLC
Attn: General Counsel
7272 Wisconsin Avenue, 21st Floor
Bethesda, MD 20814-6527

SEI Investments Distribution Co.
Attn: General Counsel
One Freedom Valley Drive
Oaks, Pennsylvania 19456-1100
Citi Fund Services, Ohio, Inc.
One Post Office Square, Suite 3710
Boston, Massachusetts 02199
Attention: Regulatory Administration Department
Item 34. Management Services
Provide a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B, disclosing the parties to the contract and the total amount paid and by whom, for the fund’s last three fiscal years.
Item 35. Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this post-effective amendment (the “Amendment”) to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Bethesda and the State of Maryland on September 29, 2023.
ProShares Trust
By:	/s/ Todd B. Johnson
Todd B. Johnson President and Principal Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated.
Signature	Title	Date
/s/ Michael L. Sapir* Michael L. Sapir	Trustee, Chairman	September 29, 2023
/s/ Russell S. Reynolds, III* Russell S. Reynolds, III	Trustee	September 29, 2023
/s/ Michael C. Wachs* Michael C. Wachs	Trustee	September 29, 2023
/s/ William D. Fertig* William D. Fertig	Trustee	September 29, 2023
/s/ Todd B. Johnson Todd B. Johnson	President and Principal Executive Officer	September 29, 2023
/s/ Maria Clem Sell Maria Clem Sell	Treasurer (Principal Financial Officer and Principal Accounting Officer)	September 29, 2023
* By:/s/ Richard F. Morris Richard F. Morris As Attorney-in-fact Date: September 29, 2023

Exhibit Index

(i)	Legal Opinion